Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

COLLABORATION AND OPTION AGREEMENT

BY AND BETWEEN

FATE THERAPEUTICS, INC.

AND

ONO PHARMACEUTICAL CO., LTD.

DATED

SEPTEMBER 14, 2018

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

		(b) Exercise; Allocation of Responsibilities	23
		(c) Cost and Profit Sharing	24
		(d) Sublicensees	24
		(e) Opt-Out	24
2.5	Development and Commercialization of Collaboration Products		25
	2.5.1	General	25
	2.5.2	Development Plan.	25
	2.5.3	Global Brand Strategy for Collaboration Products	26
		(a) General	26
		(b) Procedures	26
		(c) Intellectual Property	27
	2.5.4	Regulatory Filings	27
	2.5.5	Commercialization Plan	27
	2.5.6	Development and Commercialization Information	27
	2.5.7	Responsibilities for the Conduct of Development, and General Costs, of Collaboration Products	28
	2.5.8	Pharmacovigilance	28
	2.5.9	Investigator Sponsored Clinical Study	29
ARTICLE 3	MANUFACTURE AND SUPPLY		29
3.1	Antigen Binding Domain		29
3.2	Manufacture and Supply of Collaboration Products		29
	3.2.1	Supply Agreement	29
		(a) Clinical Supply	29
		(b) Commercial Supply	30
		(c) Basic Terms of the Supply Agreements	30
	3.2.2	Transfer Pricing	30
3.3	Third Party Information		30
ARTICLE 4	GOVERNANCE		31
4.1	Joint Steering Committee		31
	4.1.1	Purpose	31
	4.1.2	Responsibilities	31
	4.1.3	Information Access	31
	4.1.4	Specific Responsibilities Prior to the Exercise of the ONO Option	32
	4.1.5	Role Following the Exercise of the ONO Option	32

	4.1.6	Membership; Meetings	32
	4.1.7	Project Management Team	33
		(a) Composition	33
		(b) Meetings and Reports	33
	4.1.8	Decision-Making; Limitations on JSC	33
	4.1.9	Secretary; Minutes	34
	4.1.10	Discontinuation of Committees	34
4.2	Alliance Liaisons		34
ARTICLE 5	LICENSES		35
5.1	Licenses to ONO		35
	5.1.1	Enabling License to ONO During the ONO Option Period	35
	5.1.2	License upon Exercise of ONO Option [***]	35
	5.1.3	License upon Exercise of ONO Option [***]	35
5.2	Sublicensing by ONO		36
5.3	Licenses to FATE		36
	5.3.1	Enabling License to FATE	36
	5.3.2	License for Collaboration Candidates and Products	37
	5.3.3	License upon Exercise of CDCC Option [***]	37
5.4	[***]		38
5.5	[***]		38
5.6	Use of Names; Logo; Patent Marking		38
5.7	Third Party In-Licenses		39
5.8	No Implied Licenses; Retained Rights; Government Rights		39
	5.8.1	No Implied Licenses, Retained Rights	39
	5.8.2	Government Rights	39
5.9	[***].		39
	5.9.1	[***]	39
		[***]	39
		[***]	39
	5.9.2	[***]	40
		[***]	40

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

		[***]	40
5.10	[***]		40
ARTICLE 6	FINANCIAL TERMS		40
6.1	Upfront Option Fee		40
6.2	Research and Development Costs		40
	6.2.1	ONO Research and Development	40
	6.2.2	FATE Research and Development	40
6.3	Milestone Payments		40
	6.3.1	[***]	41
	6.3.2	AABD Research Milestone Fee	41
	6.3.3	Option Exercise Payments	41
		(a) [***]	41
		(b) [***]	41
	6.3.4	Development Milestones	41
		(a) [***] in ONO Territory	42
		(b) [***] in the United States	42
		(c) [***] in Europe	43
		(d) [***] in Asia	43
	6.3.5	Sales Milestones	44
		(a) [***] in the ONO Territory	44
		(b) [***] in the United States	44
		(c) [***] in Europe	45
		(d) [***] in Asia	45
6.4	Royalty Payments		45
	6.4.1	[***] in the ONO Territory	46
	6.4.2	[***] in Asia	46
	6.4.3	[***] Outside Asia	47
	6.4.4	Necessary License	48
	6.4.5	Royalty Deduction	48
	6.4.6	[***]	48
	6.4.7	Royalty Payment Reports	48

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.5	Payments if CDCC Option is Exercised		49
6.6	Manner of Payment		49
6.7	Records Retention		49
6.8	Audits		49
6.9	Currency Exchange		50
6.10	Taxes		50
6.11	Interest Due		51
ARTICLE 7	INTELLECTUAL PROPERTY		51
7.1	Ownership of Inventions		51
	7.1.1	Inventorship	51
	7.1.2	Ownership of Inventions	51
		(a) General Rules of Ownership	51
		(b) Ownership by Subject Matter	52
	7.1.3	Disclosure	52
7.2	Prosecution of FATE Patents		53
	7.2.1	Filing, Prosecution, and Maintenance of FATE Patents	53
	7.2.2	Opt Out by FATE	53
7.3	Prosecution of ONO Patents		54
	7.3.1	Filing, Prosecution, and Maintenance of ONO Patents	54
	7.3.2	Opt Out by ONO	54
7.4	Filing, Prosecution, and Maintenance of Joint Patent		55
7.5	Enforcement of FATE Patents, ONO Patents or Joint Patent Against Infringers		55
	7.5.1	Notice	55
	7.5.2	Enforcement of FATE Patents	55
	7.5.3	Enforcement of ONO Patents	56
	7.5.4	Joint Enforcement in FATE CDCC Territory During CDCC Term	57
	7.5.5	Damages	57
	7.5.6	Upstream Limitations	57
7.6	Patent Term Extension		58
7.7	Notification of Patent Certification		58
7.8	Regulatory Data Protection		58
7.9	Defense Against Claims of Infringement of Third Party Patents		59

7.10	Third Party Licenses		59
	7.10.1	Existing Agreements	59
	7.10.2	FATE Platform Improvement	59
	7.10.3	Necessary License.	59
		(a) Notice	59
		(b) Negotiations	59
		(c) Allocation of Costs	59
	7.10.4	[***]	60
7.11	Common Interest Disclosures		60
ARTICLE 8	CONFIDENTIALITY		60
8.1	Nondisclosure		60
8.2	Exceptions		61
8.3	Authorized Disclosure		61
8.4	Terms of this Agreement		62
8.5	Securities Filings		62
8.6	Relationship to Confidentiality Agreement		62
8.7	Collaboration Information		63
8.8	Publications		63
	8.8.1	Publication by a Party	63
	8.8.2	Publication of Clinical Trial Results	63
8.9	Publicity		64
ARTICLE 9	REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; LIMITATION OF LIABILITY		65
9.1	Mutual Representations and Warranties		65
9.2	Additional Representations and Warranties of FATE		66
9.3	Additional Representations and Warranties of ONO		67
9.4	Mutual Covenants		69
9.5	DISCLAIMERS.		70
9.6	LIMITATION OF LIABILITY		71
ARTICLE 10	INDEMNITY AND INSURANCE		71
10.1	ONO Indemnity		71
10.2	FATE Indemnity		71

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

10.3	Indemnification Procedure		72
10.4	Mitigation of Losses		72
10.5	FATE CDCC Territory		72
10.6	Insurance.		73
	10.6.1	By ONO	73
	10.6.2	By FATE	73
ARTICLE 11	TERM AND TERMINATION		73
11.1	Term; Expiration		73
11.2	Termination for Cause		74
	11.2.1	Material Breach	74
	11.2.2	Cure Period	74
	11.2.3	Disagreement as to Material Breach	74
11.3	[***]		75
11.4	Termination for Insolvency		75
11.5	Termination for Patent Challenge		75
11.6	Consequences of Termination		76
	11.6.1	[***]	76
	11.6.2	[***]	78
11.7	Public Disclosure of Termination		80
11.8	Survival		80
ARTICLE 12	DISPUTE RESOLUTION		81
12.1	Exclusive Dispute Resolution Mechanism		81
12.2	Resolution by Executive Officers		81
12.3	Arbitration		81
12.4	Preliminary Injunctions		82
12.5	Patent Disputes		82
12.6	Confidentiality		82
12.7	No Trial by Jury		82
ARTICLE 13	MISCELLANEOUS		83
13.1	Severability		83
13.2	Notices		83

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

13.3	Force Majeure	84
13.4	Assignment.	84
13.5	Further Assurances	85
13.6	Waivers	85
13.7	Governing Law	85
13.8	Relationship of the Parties	85
13.9	Third Party Beneficiary	85
13.10	Entire Agreement; Amendment; Exhibit	85
13.11	Exports	86
13.12	Interpretation; Headings	86
13.13	Competition Law Filings	86
13.14	Performance by Affiliates	87
13.15	Anti-Corruption	87
13.16	Counterparts; Electronic Delivery	87

COLLABORATION AND OPTION AGREEMENT

This Collaboration and Option Agreement (the "Agreement") is made and entered into as of September 14, 2018 (the "Effective Date"), by and between FATE Therapeutics, Inc., a Delaware corporation located at 3535 General Atomics Court, Suite 200, San Diego, California 92121, United States of America ("FATE"), and Ono Pharmaceutical Co., Ltd., 8-2, Kyutaromachi 1-chome, Chuo-ku, Osaka, Osaka 541-8564, Japan ("ONO"). FATE and ONO are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS

Whereas, FATE has research, development and manufacturing expertise regarding hematopoietic cell therapeutics, including T-cell therapeutics derived from engineered master induced pluripotent stem cell (iPSC) lines;

Whereas, ONO possesses research, development, and commercialization expertise for research, development and commercialization of pharmaceutical products in the field of oncology, including monoclonal antibody therapy;

Whereas, ONO and FATE desire to conduct research, development and manufacturing activities to discover and develop chimeric antigen receptor (CAR)-targeted T-cell therapeutics, where such CAR-targeted T-cell therapeutics are derived from engineered master iPSC lines;

Whereas, ONO desires to have an option to obtain an exclusive license to develop and commercialize certain CAR-targeted T-cell therapeutics in the Field (as defined below) in specific territories and, upon exercise of such option by ONO, FATE is willing to grant to ONO such rights on the terms and conditions set forth herein; and

Whereas, FATE desires to retain the right to manufacture the CAR-targeted T-cell therapeutics for which ONO may obtain the rights as described above, and to have an option to obtain the right to (co-)develop and (co-)commercialize with ONO certain CAR-targeted T-cell therapeutics for which ONO may obtain the rights as described above in specific territories.

AGREEMENT

Now, Therefore, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

Article 1
Definitions

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

1.1"Affiliate" of a Party means any Person that directly or indirectly is controlled by, controls or is under common control with a Party. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to a Person means (a) in the case of a corporate entity, (i) direct or indirect ownership of more than fifty percent (50%) of the voting securities or capital stock of such entity or (ii) possession, directly or indirectly, of the power to direct the management and policies of such entity, as applicable, whether through the ownership or control of voting securities, by contract or otherwise or (b) in the case of a non-corporate entity, (i) direct or indirect ownership of more than fifty percent (50%) of the equity interests of such entity or (ii) possession, directly or indirectly, of the power to direct the management and policies of such entity, whether through the ownership or control of voting securities, by contract or otherwise; provided that, if local Laws restrict foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Laws, be owned by foreign interests.

1.2"Agreement" has the meaning set forth in the Preamble.

1.3"Allocable Overhead" means reasonable costs related to the Common Development Activity under the Joint Development Plan including all personnel, equipment, utilities, consumables, materials, reagents and all other expenses for support staff relating to performance of Common Development Activities by each Party pursuant to the Joint Development Plan to the extent reasonably attributable to supervision, occupancy costs and supporting services and that are allocated among company departments and projects based on an appropriate factor, such as space occupied, headcount or an activity-based method; provided, that "Allocable Overhead" shall not include Out-of-Pocket Expenses and any costs attributable to general corporate activities, such as executive management, investor relations, business development, legal affairs or finance.

1.4"Antigen Binding Domain" means an extracellular target binding domain derived from a single-chain variable fragment (scFv) of a monoclonal antibody (or from other sources, such as Fab libraries or invariant human ligands).

1.5"Annual Net Sales" means the Net Sales generated over any given Calendar Year.

1.6"Asia" means Japan, Korea, Taiwan, People's Republic of China, Hong Kong, Singapore, Macao, Malaysia, Myanmar, Indonesia, Philippines, East Timor, Thailand, Vietnam, Laos, and Cambodia.

1.7"Biosimilar Product" means, with respect to a Collaboration Product and on a country- by-country basis, a product that (a) is marketed for sale in such country by a Third Party (not licensed, supplied or otherwise authorized by a Party or its Affiliates or Sublicensees); (b) [***].

1.8"BLA" means a Biologics License Application, or similar application that is submitted to the FDA, or a foreign equivalent of the FDA, for marketing approval of a Collaboration Product in a given jurisdiction.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.9"BLA Approval" means the Marketing Approval of a BLA by the FDA for a Collaboration Product in the United States, or a foreign equivalent of the FDA for a Collaboration Product in the applicable jurisdiction.

1.10"Business Day" means a day other than (a) Saturday, Sunday or any day on which commercial banks located in New York, New York are authorized or obligated by Laws to close in case of any obligations of FATE hereunder, and (b) Saturday, Sunday, other national holidays in Japan or ONO's corporate holidays in case of any obligations of ONO hereunder; provided, that ONO shall have appropriately provided FATE with any such relevant corporate holidays at least one (1) month in advance.

1.11"Calendar Quarter" means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (a) the first Calendar Quarter of any particular period shall extend from the commencement of such period to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter shall end upon the effective date of the expiration or termination of this Agreement.

1.12"Calendar Year" means (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2018, (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which this Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.

1.13"CDCC Term" means, with respect to each of the U.S. or Europe and with respect to [***], the period of time commencing on FATE's exercise of the CDCC Option and ending on the earlier of [***].

1.14[***] means [***]

(a)[***] or

(b)[***]

1.15"Chimeric Antigen Receptor" or "CAR" means a recombinant synthetic modular fusion protein receptor that comprises an Antigen Binding Domain, a spacer domain, a transmembrane domain, and an intracellular signaling domain (such as a domain containing immunoreceptor tyrosine-based activation motifs (ITAMs)).

1.16"Clearance Date" means the date on which the following conditions are met with respect to a Competition Law Filing under Section 13.13 (Competition Law Filings): (a) the waiting period under the HSR Act or other applicable Competition Law shall have expired or earlier been terminated; (b) no injunction (whether temporary, preliminary or permanent) prohibiting effectiveness of exercise of the ONO Option or the Opt-Out, as applicable, shall be in effect; (c) no judicial or administrative proceeding opposing such effectiveness shall be pending; and (d) no requirements or conditions shall have been imposed by the DOJ, FTC or other applicable governmental authority in connection with such Competition Law Filing, other than requirements or conditions that are satisfactory to the Party on whom such requirements or conditions are imposed.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.17"Clinical Trials" means Phase I Trials, Phase II Trials, Phase III Trials, Phase IV Trials, and/or variations of such trials (for example, phase II/III studies).

1.18"Co-Development and Co-Commercialization Option Period" or "CDCC Option Period" means, with respect to [***], the period beginning on [***] with respect to [***] and ending [***].

1.19"Collaboration" means the Research, Development and Commercialization activities conducted by the Parties pursuant to this Agreement.

1.20"Collaboration Candidate" means, as applicable, either Collaboration Candidate 1, Collaboration Candidate 2, or where referred to collectively, both Collaboration Candidate 1 and Collaboration Candidate 2.

1.21"Collaboration Candidate 1" means a CAR-targeted T-lymphocyte therapeutic derived from a master iPSC line and generated under the Joint Development Plan, where such master iPSC line is engineered to [***], for which FATE is conducting Research and Development under the Joint Development Plan and for which: (a) ONO has not exercised the ONO Option pursuant to Section 2.4.3 (Option Exercise); and (b) the applicable ONO Option Period has not expired.

1.22"Collaboration Candidate 2" means a CAR-targeted T-lymphocyte therapeutic derived from a master iPSC line and generated under the Joint Development Plan, where such master iPSC line is engineered to [***], for which FATE is conducting Research and Development under the Joint Development Plan and for which: (a) ONO has not exercised the ONO Option pursuant to Section 2.4.3 (Option Exercise); and (b) the applicable ONO Option Period has not expired.

1.23"Collaboration Candidate Selection Criteria" means the criteria necessary to support ONO's decision as to whether to exercise the ONO Option for each Collaboration Candidate, as set forth in Exhibit 1.23 (Collaboration Candidate Selection Criteria) and as may be updated from time to time pursuant to Section 2.4.2(a) (Option Exercise Criteria). For the avoidance of doubt, Exhibit 1.23 (Collaboration Candidate Selection Criteria) provides the specific Collaboration Candidate Selection Criteria for Collaboration Candidate 1 and for Collaboration Candidate 2.

1.24"Collaboration Product" means, as applicable, either Collaboration Product 1, Collaboration Product 2, or where referred to collectively, both Collaboration Product 1 and Collaboration Product 2.

1.25"Collaboration Product 1" means a product, pharmaceutical preparation, or formulation containing, as its active ingredient, Collaboration Candidate 1 (including any Combination Product containing Collaboration Candidate 1), provided that ONO has exercised the ONO Option pursuant to Section 2.4.3 (Option Exercise) prior to the expiration of the ONO Option Period for Collaboration Candidate 1.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.26"Collaboration Product 2" means a product, pharmaceutical preparation, or formulation containing, as its active ingredient, Collaboration Candidate 2 (including any Combination Product containing Collaboration Candidate 2), provided that ONO has exercised the ONO Option pursuant to Section 2.4.3 (Option Exercise) prior to the expiration of the ONO Option Period for Collaboration Candidate 2.

1.27"Combination Product" means a Collaboration Product that includes (a) a Collaboration Candidate and (b) at least one (1) additional therapeutically active pharmaceutical ingredient other than a Collaboration Candidate incorporated in any Collaboration Product. To be a Combination Product, all ingredients (including without limitation the drug substance) shall be presented together in the same therapeutic formulation or as part of a co-packaged and/or label- directed combination therapy as a single product and invoiced as one (1) product. Except for those drug delivery vehicles, adjuvants or excipients that are recognized by the FDA or any foreign equivalent as active ingredients, drug delivery vehicles, adjuvants and excipients are hereby deemed not to be "therapeutically active pharmaceutical ingredients," and their presence shall not be deemed to create a Combination Product for purposes of this Section 1.27 (Combination Product).

1.28"Commencement" or "Commence" means, when used with respect to Clinical Trials, the dosing of the first human patient with the first dose in such Clinical Trials and, with respect to IND Enabling Studies, the start of the first of such studies.

1.29"Commercialization" or "Commercialize" or "Commercial" means activities conducted by, or on behalf of, a Party (including by its Affiliates or its Sublicensees) that are directed to commercial manufacturing and supply, obtaining pricing and reimbursement approvals, marketing, promoting, distributing, importing, exporting, offering for sale or selling a Collaboration Product, and carrying out Phase IV Trials or other Clinical Trials conducted for the purpose of market expansion, each commenced after First Commercial Sale of a Collaboration Product anywhere in the world.

1.30"Commercialization Plan" means, with respect to a Collaboration Product, a plan that details the Commercialization activities to be conducted (a) by ONO in the applicable ONO Territory for both Collaboration Product 1 and Collaboration Product 2, (b) by FATE in the FATE Territory for Collaboration Product 1 and (c) by both Parties in the [***] Territory with respect to [***] during the CDCC Term, in each case including a budget with respect to any activities for which the Parties will share costs and expenses incurred in connection therewith.

1.31"Commercially Reasonable Efforts" means, as to (a) [***], or (b) [***], efforts consistent with the efforts and resources normally used by ONO or FATE, as applicable, in the exercise of its reasonable business discretion relating to the research, development or commercialization of a product that is [***].

1.32"Committee" means each of the JSC and/or any subcommittees created by the JSC pursuant to Section 4.1.5(d) (Role Following the Exercise of the ONO Option).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.33"Competitive Product" means as applicable, either Competitive Product 1, Competitive Product 2, or where referred to collectively, both Competitive Product 1 and Competitive Product 2.

1.34"Complete" means, when used with respect to a Clinical Trial, the date on which the Party conducting such Clinical Trial completes the statistical analysis and delivers a report to the JSC of such statistical analysis for such Clinical Trial.

1.35"Confidential Information" means all trade secrets, processes, formulae, data, Know- How, improvements, inventions, chemical structures, CAR constructs, techniques, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by a Party or its Affiliates, or has otherwise become known to a Party or its Affiliates, or to which rights have been assigned to a Party or its Affiliates, as well as any other information and Materials that are deemed confidential to or by a Party or its Affiliates (including without limitation all information and Materials embodying such information of a Party's or its Affiliates' customers and any other Third Party and their consultants), in each case that are disclosed or communicated by such Party or its Affiliates to the other Party or its Affiliates, and marked "confidential" or "proprietary", whether such disclosure or communication is in oral, written, graphic, or electronic form. If the Confidential Information is disclosed orally, visually or in other intangible form, it shall be identified as confidential at the time of disclosure and reduced to a written summary marked "confidential" or "proprietary" to be prepared by the Disclosing Party and delivered to the Receiving Party within thirty (30) days after such disclosure. Notwithstanding the foregoing, the following shall be deemed Confidential Information of the Disclosing Party regardless of whether such information is marked "confidential" or "proprietary" or reduced to writing if disclosed orally, visually or in other intangible form: information exchanged between the Parties, either from Committee discussions or through the Alliance Liaison, or [***].

1.36"Controlled" or "Control" means, when used in reference to Know-How, Patents, Confidential Information, or intellectual property rights, the legal authority or right (either by ownership or license) of a Party (or any of its Affiliates) to grant a license or sublicense of such Know-How, Patents, or intellectual property rights to the other Party, or to otherwise disclose such Know-How, Patents or Confidential Information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating such Know-How, Patents or Confidential Information of a Third Party.

1.37"Development" means all non-clinical, pre-clinical and clinical drug development activities conducted under the Joint Development Plan reasonably relating to advancing (a) Collaboration Candidate(s) during the Research Term, and (b) subject to the exercise by ONO of the ONO Option in accordance with Section 2.4.3 (Option Exercise), Collaboration Product(s) during the Term. Development shall include, without limitation, [***]. Development excludes all Commercialization activities. When used as a verb, "Develop" means to engage in Development.

1.38"Dollar" or "$" means the lawful currency of the United States.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.39"Effective Date" has the meaning set forth in the Preamble.

1.40"EMA" means the European Medicines Agency, or any successor agency thereto.

1.41"Europe" or "EU" means (a) the countries that are members of the European Union as of the Effective Date of this Agreement or that become members of the European Union thereafter, (b) the United Kingdom, including England, Northern Ireland, Scotland, and Wales and (c) Switzerland.

1.42"Executive Officers" means the Chief Executive Officer of FATE and the Executive Director of Discovery and Research of ONO.

1.43"FATE" has the meaning set forth in the Preamble.

1.44"FATE CDCC Territory" means the United States and Europe, but excluding any Opt- Out Territory.

1.45"FATE Cell Therapy" means (a) any Collaboration Candidate and Collaboration Product for which this Agreement is terminated [***] and (b) all Collaboration Candidates and Collaboration Products if this Agreement is terminated in its entirety (i) [***].

1.46"FATE Intellectual Property" means the FATE Patents, the FATE Know-How and FATE's interest in Joint Inventions and Joint Patents, subject to Section 7.10.2 (FATE Platform Improvement).

1.47"FATE Know-How" means (a) all Know-How Controlled by FATE or its Affiliates as of the Effective Date; (b) all Know-How Controlled by FATE or its Affiliates at any time during the Term [***] and (c) [***], that is primarily and directly related to and/or reasonably necessary or useful for the identification, research, manufacture, formulation, delivery, packaging, use, Development and/or Commercialization of any of the Collaboration Candidates and/or Collaboration Products by ONO, or its Affiliates or Sublicensees, or a Third Party doing any of the foregoing on ONO's behalf.

1.48"FATE Patents" means any and all (a) Patents Controlled by FATE or its Affiliates as of the Effective Date which are set forth on Exhibit 1.48 (FATE Patents); (b) Patents Controlled by FATE or its Affiliates at any time during the Term [***] and (c) [***] and/or (ii) would be infringed, without a license granted hereunder, by the identification, research, manufacture, formulation, delivery, packaging, use, Development and/or Commercialization of any of the Collaboration Candidates or Collaboration Products by ONO, or its Affiliates or Sublicensees, or a Third Party doing any of the foregoing on ONO's behalf.

1.49"FATE Platform Technology" means FATE's proprietary technology related to: [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.50"FATE Territory" means (a) [***], all Territories other than Asia; and (b) [***], the FATE CDCC Territory during the CDCC Term or, subject to ONO's election in Section 2.3.5 (Alternative Antigen Binding Domain) of Asia, all Territories other than Asia.

1.51"FDA" means the U.S. Food and Drug Administration, or any successor agency thereto.

1.52"Field" means all applications for diagnostic, therapeutic, prognostic and prophylactic uses in humans, including the Oncology Field.

1.53"First Commercial Sale" means, with respect to any Collaboration Product, the first sale to a Third Party of such Collaboration Product in any country in the ONO Territory for ONO or in the FATE Territory for FATE, as the case may be, after Regulatory Approval of such Collaboration Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country, excluding registration samples, compassionate use, and use in Phase IV Trials or Investigator Sponsored Clinical Study for which no payment has been received.

1.54[***].

1.55"Full Time Equivalent" or "FTE" means the equivalent of the work of one employee full time during one (1) full year of work for the Common Development Activities in accordance with the Joint Development Plan.

1.56"FTE Costs" means the amount calculated by multiplying the FTE Rate by the number of FTEs to be put on the conduct of any study or Clinical Trial of Common Development Activities.

1.57"FTE Rate" means the price of the work per FTE per year, and shall cover all Allocable Overhead relating to performance of Common Development Activities by each Party pursuant to the Joint Development Plan.

1.58"GAAP" means generally accepted accounting principles in the United States, consistently applied.

1.59"Good Clinical Practices" or "GCP" means the standards, practices and procedures set forth in the guidelines entitled in "Good Clinical Practice: Consolidated Guideline," including without limitation related regulatory requirements imposed by the FDA or (as applicable) any equivalent or similar standards in jurisdictions outside the United States, to the extent that such standards are applicable in the jurisdiction in which the relevant Clinical Trial is conducted or required to be followed in the jurisdiction in which Regulatory Approval of a Collaboration Product will be sought and "ICH HARMONISED TRIPARTITE GUIDELINE".

1.60"Good Laboratory Practices" or "GLP" means the regulations set forth in 21 C.F.R. Part 58 and the requirements expressed or implied thereunder imposed by the FDA or (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.61"Good Manufacturing Practices" or "GMP" means (a) the regulations set forth in 21 C.F.R. Parts 210–211, 820 and 21 C.F.R. Subchapter C (Drugs), Quality System Regulations and

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

the requirements thereunder imposed by the FDA, (b) EC Directive 2003/94/EC and applicable EMA guidance documents, (c) any similar or equivalent regulations and requirements in Japan and (d) any similar or equivalent regulations or requirements in other jurisdictions that the Parties agree in writing to include.

1.62"IFRS" means the International Financial Reporting Standards.

1.63"IND" means any Investigational New Drug application, as defined in the United States Federal Food, Drug and Cosmetics Act, as amended from time to time, and the regulations promulgated thereunder, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the United States (such as a CTA in the European Union) necessary to Commence Clinical Trials.

1.64"IND Enabling Studies" means studies comprising pre-clinical studies on Collaboration Candidates and Collaboration Products, conducted under GLP, the protocol and results of which are intended to be used to support an IND, including, but not limited to PK/ADME studies, potency studies, pharmacodynamics, safety, toxicology, pharmacology, pre-formulation, and formulation development.

1.65"Indication" means any disease or condition classified as a three-character category in International Statistical Classification of Diseases and Related Health Problems (or "ICD") 10- CM published by the World Health Organization, that a Collaboration Product is intended to be used to diagnose, treat or prevent, which use is the subject of a separate Regulatory Filing to support a Regulatory Approval for such use. [***].

1.66"Issuance of BLA Filing Letter" means acceptance of the complete BLA filing by FDA or a foreign equivalent of the FDA for review of a Regulatory Filing for Regulatory Approval or Marketing Approval, or any action or inaction having the equivalent effect in the future as a result of any changes in the regulations governing the process of such filing and acceptance.

1.67"Investigator Sponsored Clinical Study" means a clinical study or research of a Collaboration Product that is sponsored and conducted by a physician, physician group or other Third Party not acting on behalf of a Party, its Affiliates or Sublicensee and who does not have a license from a Party or its Affiliates or Sublicensee to Commercialize such Collaboration Product, pursuant to an IND owned by such Third Party in the case of a Clinical Trial, and with respect to which a Party or its Affiliates or Sublicensee provides clinical supplies of the Collaboration Product, funding or other support for such clinical study or research.

1.68"Joint Development Plan" means a plan that details all Research and Development activities to be conducted pursuant to this Agreement with respect to (a) Collaboration Candidate(s) during the respective Research Term, and (b) subject to the exercise by ONO of the ONO Option in accordance with Section 2.4.3 (Option Exercise), Collaboration Product(s) in the ONO Territory and the FATE Territory during the Term. The Joint Development Plan shall include any Common Development Activities in and outside the ONO Territory, in each case including a budget with respect to any activities for which the Parties will share costs and expenses incurred in connection therewith. The Joint Development Plan for the activities to be conducted during the first twelve (12) months of the Research Term is set forth on Exhibit 1.68 (Joint Development Plan) and will be amended to include the activities of subsequent periods

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

from time to time, such amendment of which will be approved pursuant to Section 2.3.2 (Approval of Joint Development Plan). The Joint Development Plan does not include activities to be conducted by ONO in connection with its research and development of the [***] prior to ONO's delivery of such [***].

1.69"Know-How" means technical information and know-how, including without limitation biological, chemical, pharmacological, toxicological, clinical, assay, trade secrets, and manufacturing data, nonclinical, preclinical and clinical data, the specifications of ingredients, manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures, and related know-how and trade secrets.

1.70"Knowledge" means [***].

1.71"Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign, in each case that are applicable to the activity in question and the jurisdiction in which it is conducted.

1.72"Major Patent Territory" means [***].

1.73"Materials" means any tangible biological, chemical or physical materials, including, for example, compounds, tissues, fluids, cells, cell lines, plasmids, gene constructs, and laboratory animals, and parts or components thereof.

1.74"Multi-national Clinical Trial" means any Clinical Trial that is conducted in at least one country in the ONO Territory and at least one country in the FATE Territory, in accordance with one common protocol and conducted by both Parties.

1.75"Net Sales" means, with respect to a particular time period, the total amounts invoiced to Third Parties by ONO, its Affiliates or Sublicensees for sale or other distribution of Collaboration Products during such time period to Third Parties, less the following deductions to the extent actually allowed or incurred with respect to such sales:

(a)[***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

(f)[***]

(g)[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Notwithstanding the foregoing, amounts billed by ONO, or its Affiliates or Sublicensees, for the sale of Collaboration Products among ONO, its Affiliates and its Sublicensees for resale to Third Parties shall not be included in the computation of Net Sales hereunder. Net Sales shall be accounted for in accordance with GAAP or IFRS, as applicable. Net Sales shall exclude any samples of Collaboration Product transferred or disposed of at no cost for Clinical Trials including compassionate use, Investigator Sponsored Clinical Study, promotional or educational purposes.

Notwithstanding the foregoing, in the event a Collaboration Product is sold in a country in the Territory as a Combination Product, Net Sales of the Combination Product will be calculated as follows:

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

[***]

1.76"Oncology Field" means: (a) with respect to Collaboration Product 1, [***]; and (b) with respect to Collaboration Product 2, [***].

1.77"ONO" has the meaning set forth in the Preamble.

1.78"ONO Antigen Binding Domain" means the Antigen Binding Domain provided by ONO to FATE for Research and Development [***] under this Agreement, where such Antigen Binding Domain (a) is proprietary to or, subject to Section 7.10.3 (Necessary License) is Controlled by, ONO and (b) binds one of the target antigens listed on Exhibit 1.78 (Target Antigens for [***]) when such target antigen [***] and such binding is the intended primary mechanism of action [***].

1.79"ONO Intellectual Property" means the ONO Know-How, the ONO Patents and the ONO's interest in Joint Invention and Joint Patent.

1.80"ONO Know-How" means (a) all Know-How Controlled by ONO or its Affiliates as of the Effective Date; (b) all Know-How Controlled by ONO or its Affiliates at any time during the Term [***] and (c) [***] that is primarily and directly related to and/or reasonably necessary or useful for the identification, research, manufacture, formulation, delivery, packaging, use, Development and/or Commercialization of any of the Collaboration Candidates, Collaboration Products or FATE Cell Therapy, including the ONO Antigen Binding Domain, by FATE, or its Affiliates or Sublicensees, or a Third Party doing any of the foregoing on FATE's behalf.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1.81"ONO Option Period" means, for each Collaboration Candidate, the time period beginning on the Effective Date and expiring upon the date that is [***], subject to Section 2.4.3 (Option Exercise).

1.82"ONO Patents" means any and all (a) Patents Controlled by ONO or its Affiliates as of the Effective Date; (b) all Patents Controlled by ONO or its Affiliates at any time during the Term [***] and (c) [***] and/or (ii) would be infringed, without a license granted hereunder, by the identification, research, manufacture, formulation, delivery, packaging, use, Development and/or Commercialization of any of the Collaboration Candidates, Collaboration Products or FATE Cell Therapy, including the ONO Antigen Binding Domain, by FATE, or its Affiliates or Sublicensees, or a Third Party doing any of the foregoing on FATE's behalf.

1.83"ONO Territory" means (a) for [***], the territory of Asia, and (b) for [***], worldwide or, subject to [***], the territory of Asia.

1.84"Out-of-Pocket Expenses" means payments invoiced by a Third Party in relation to the Research and Development activities that a Party is required to pay and that pertain to work performed by such Third Party after the Effective Date that is directly and solely attributable to the Research and Development activities under the Joint Development Plan, where such payments shall be evidenced by invoices or receipts issued by such Third Party.

1.85"Patents" means patents and patent applications and (a) any foreign counterparts thereof, (b) all divisionals, continuations, continuations in-part thereof or any other patent application claiming priority directly or indirectly to (i) any such specified patents or patent applications or (ii) any patent or patent application from which such specified patents or patent applications claim direct or indirect priority, and (c) all patents issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof.

1.86"Payment Quarter" means the respective periods of three (3) consecutive months ending on a day before the same date of the Effective Date forthcoming every three consecutive (3) months following the Effective Date during the Research Term; provided, however, that the last Payment Quarter shall end upon the last date of the Research Term.

1.87"Person" means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.

1.88"Phase I Trial" means the first human clinical trial of a Collaboration Product in any country, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, as more fully defined in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent in any foreign country.

1.89"Phase II Trial" means a human clinical trial of a Collaboration Product in any country that is intended to explore a variety of doses, dose response, and duration of effect, and to generate initial evidence of clinical safety and activity in one or more target patient populations,

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

as more fully described in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.

1.90"Phase III Trial" means a human clinical trial of a Collaboration Product in any country that is (a) conducted after evidence suggesting effectiveness of the Collaboration Product has been obtained pursuant to one or more previous human clinical trials, and (b) conducted to gather additional information about effectiveness and safety as needed to evaluate the benefit-risk relationship of the drug and to provide an adequate basis for submission of a BLA to (i) the FDA, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation or (ii) equivalent Regulatory Filings with similar requirements in a country other than the United States.
1.91"Phase IV Trial" means a human clinical trial for a Collaboration Product Commenced after receipt of Regulatory Approval in the country for which such trial is being conducted and that is conducted within the parameters of the Regulatory Approval for the Collaboration Product. Phase IV Trials may include, without limitation, epidemiological studies, modeling and pharmacoeconomic studies of Collaboration Product and post-marketing surveillance studies.

1.92"Prior CDAs" means the Mutual Nondisclosure Agreements between FATE and ONO having [***].

1.93"Regulatory Approvals" or "Marketing Approval" means, with respect to any Collaboration Product in any jurisdiction, all approvals from any Regulatory Authority necessary, legally or practically, for the Commencement of Clinical Trials or the sale of the Collaboration Product in such jurisdiction in accordance with Laws, including without limitation any approvals for importation, manufacture, pricing, and/or reimbursement.

1.94"Regulatory Authority" means any national or supranational governmental authority, including without limitation the FDA, EMA or Kourousho (i.e., the Japanese Ministry of Health, Labour and Welfare ("JMHW")), or any successor agency thereto, that has responsibility in countries in the Territory over the Development and/or Commercialization of a Collaboration Candidate and/or a Collaboration Product.

1.95"Regulatory Filings" means any and all regulatory applications, filings, approvals and associated correspondence required to commence Development, manufacture, marketing, sale and importation of Collaboration Products in, or into, each country or jurisdiction in the Territory.

1.96"Research" means all scientific investigation activities conducted under the Joint Development Plan reasonably relating to advancing (a) Collaboration Candidate(s) during the Research Term, and (b) subject to the exercise by ONO of the ONO Option in accordance with Section 2.4.3 (Option Exercise), Collaboration Product(s) during the Term. When used as a verb, "Research" means to engage in Research.

1.97"Research Term" means, with respect to each Collaboration Candidate, the period commencing on the Effective Date and ending on the earliest of (a) the date the JSC determines that such Collaboration Candidate has met the Collaboration Candidate Selection Criteria, (b) termination by ONO of the Research of such Collaboration Candidate and (c) the date that is the later of (i) [***] after the Effective Date, which may be extended by mutual agreement of the

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Parties and (ii) completion of all activities set forth in the Joint Development Plan for such Collaboration Candidate that are to be completed in order to evaluate whether such Collaboration Candidate has met the Collaboration Candidate Selection Criteria.

1.98"Royalty Term" means, on a country-by-country and Collaboration Product-by- Collaboration Product basis, the period commencing on the First Commercial Sale of a Collaboration Product in a country and ending on the date that is the later to occur of (a) expiration of the last Valid Claim covering [***].

1.99"Sublicense" means a license or sublicense granted by written agreement pursuant to which a Third Party became a Sublicensee.

1.100"Sublicensee" means (a) any Third Party granted a license or sublicense by a Party of any of the rights Controlled by such Party under FATE Intellectual Property or ONO Intellectual Property, as the case may be, to use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and/or Commercialize a Collaboration Product within a particular country of its respective Territory, and/or (b) a Third Party granted a further Sublicense, in each case of subsection (a) and (b) in this Section 1.100 as set forth in Section 5.2 (Sublicensing by ONO) or Section 5.4 (License or Sublicense [***] in the FATE Territory).

1.101"Target 1" means [***].

1.102"Target 2" means [***].

1.103"T Cell Biology" means [***].

1.104"T Cell Biology Activities" means those Research and Development activities that are specifically related to T-Cell Biology and which are set forth under the Joint Development Plan and identified as T Cell Biology Activities in the Joint Development Plan.

1.105"Territory" means the world, including both of the ONO Territory and the FATE Territory, or either of the ONO Territory or the FATE Territory, as the case may be.

1.106"Third Party" means any Person other than ONO, FATE, and their respective Affiliates.

1.107"United States" or "U.S." means the United States of America and all its territories and possessions.

1.108"Valid Claim" means a claim within the FATE Patents or Joint Patents filed or issued in the ONO Territory, [***] that has not been abandoned or allowed to lapse or a claim within an issued United States or international patent that has not expired, lapsed, or been cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or been cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including without limitation through opposition, re-examination, reissue or disclaimer. For any Royalty Term of FATE Cell Therapy, "Valid Claim" means a claim within the ONO Patents or Joint Patents filed and/or issued in the Territory, [***] that has not been abandoned or allowed to lapse or a claim within an issued United States or international patent that has not expired, lapsed, or been

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or been cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including without limitation through opposition, re-examination, reissue or disclaimer.

1.109Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
[***]	[***]
Additional Development	2.3.7
Alliance Liaison	4.2
[***]	[***]
Annual R&D Fees	6.2.2
Bankruptcy Code	11.4
Breaching Party	11.2.1
CAR Sequence	1.48
CDCC Option	2.4.4(a)
Clinical Supply Agreement	3.2.1(a)
Collaboration Report	2.2.2
Commercial Supply Agreement	3.2.1(b)
Common Brand Name	2.5.3(a)
Common Development Activities	2.5.2(b)
Competition Law Filing	2.4.3(b)
Competition Laws	2.4.3(b)
[***]	[***]
[***]	[***]
Competitive Product Infringement	7.5.1
[***]	[***]
Cure Period	11.2.1
Development Milestone Payment	6.3.4
Disclosing Party	8.1
Disputes	12.1
Exercise Date	2.4.3(a)
Existing Agreements	7.10.1
FATE Indemnitees	10.1
FATE In-Licensed Platform Improvement	7.10.2
FATE Logo	5.6
[***]	[***]
Force Majeure	13.3
HSR Act	2.4.3(b)
ICC Rules	12.3.1
ICD	1.65

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Indemnification Claim	10.3
Indemnitee	10.3
Indemnitor	10.3
Indirect Taxes	6.10.4
Inventions	7.1.1
JMHW	1.94
Joint Inventions	7.1.2(c)
Joint IP Prosecuting Party	7.4
Joint Patents	7.4
Joint Patent Costs	7.4
Joint Steering Committee or JSC	4.1.1
JSC Chairperson	4.1.6
Licensed Party	11.5
Losses and Claims	10.1
Necessary License	7.10.3(a)
Non-breaching Party	11.2.1
Non-redomiciling Party	6.10.2
[***]	6.3.1
[***]	2.3.3
ONO Indemnitees	10.2
ONO Option	2.4.1
Option Exercise Payments	6.3.3
Opt-Out	2.4.4(e)
Opt-Out Effective Date	2.4.4(e)
Opt-Out Territory	2.4.4(e)
Owning Party	11.5
Party or Parties	Preamble
Pharmacovigilance Agreement	2.5.8
Potential Necessary License	7.10.3(a)
Project Management Team or PMT	4.1.7(a)
Project Manager	4.1.7(a)
Receiving Party	8.1
Redomiciling Party	6.10.2
[***]	6.4.6
Sales Milestone Payments	6.3.5
Supply Agreements	3.2.1(b)
Successor	1.14(a)
Term	11.1
[***]	[***]
[***]	7.10.4
Unexpected Cost Increase	2.3.7
Withholding Amount	6.10.1

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 2
Collaboration

2.1General Collaboration Overview.

2.1.1ONO Obligations.

(a)During the Research Term.

(i)Under the Joint Development Plan. During the Research Term, ONO shall undertake Research and Development activities assigned to it in accordance with the Joint Development Plan, with the objective of advancing each Collaboration Candidate to meet the Collaboration Candidate Selection Criteria, including [***] so that FATE may undertake further Research and Development activities in accordance with the Joint Development Plan with the objective of advancing Collaboration Candidate 2 to meet the Collaboration Candidate Selection Criteria, [***].

(ii)Independent of the Joint Development Plan. During  the Research Term and pursuant to terms and conditions of this Agreement and [***] in particular, ONO shall use Commercially Reasonable Efforts to research and develop, at its sole discretion and expense and independent of the Joint Development Plan, [***] with the objective of delivering to FATE such [***].

(b)After the Research Term. After the Research Term, ONO shall use Commercially Reasonable Efforts to Develop and Commercialize all Collaboration Products for which it has exercised the ONO Option in accordance with Section 2.4.3 (Option Exercise) in the applicable Oncology Field in the applicable ONO Territory at its sole expense, subject to Section  2.5.7  (Responsibilities for the Conduct of Development, and General Costs of, Collaboration Products) with respect to the cost sharing of the Common Development Activities, and in accordance with the terms and conditions of this Agreement and the Joint Development Plan and Commercialization Plan, provided, that (i) with respect to [***], ONO shall use Commercially Reasonable Efforts to Develop and Commercialize it in the Oncology Field applicable to [***], in the ONO Territory, including to conduct any Common Development Activities assigned to it in accordance with Section 2.5.2 (Development Plan), and the allocation of costs between FATE and ONO, and subsequently specified in the Joint Development Plan; and (ii) in the event FATE exercises the CDCC Option with respect to [***], then with respect to the FATE CDCC Territory during the CDCC Term, ONO shall use Commercially Reasonable Efforts to Develop and Commercialize it in the Oncology Field applicable to [***] in the ONO Territory, including to undertake the Common Development Activities and other activities allocated to ONO in the FATE CDCC Territory in accordance with Sections 2.4.4 (CDCC Option) and 2.5.2 (Development Plan) and subsequently specified in the Joint Development Plan and cost sharing pursuant to Section 2.4.4 (CDCC Option) during the CDCC Term, and co-Commercialization activities in accordance with Section 2.4.4 (CDCC Option) and subsequently specified in the Commercialization Plan.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2.1.2FATE Obligations.

(a)During the Research Term. During the Research Term, FATE shall undertake Research and Development activities assigned to it in accordance with the Joint Development Plan, with the objective of advancing each Collaboration Candidate to meet the Collaboration Candidate Selection Criteria for the relevant Collaboration Product so that ONO may determine whether to exercise the ONO Option with respect thereto. As part of its activities under the Joint Development Plan, pursuant to terms and conditions of this Agreement, FATE shall use Commercially Reasonable Efforts to: (i) [***] (ii) [***] and (iii) [***].

(b)After the Research Term.

(i)[***] After the Research Term, FATE shall use Commercially Reasonable Efforts to Develop and Commercialize [***], in the Oncology Field applicable to [***], in the FATE Territory at its sole expense, subject to Section 2.5.7 (Responsibilities for the Conduct of Development, and General Costs of, Collaboration Products) with respect to the cost sharing of the Common Development Activities, and in accordance with the terms and conditions of this Agreement and the Joint Development Plan, including to conduct any Common Development Activities assigned to it in accordance with Section 2.5.2 (Development Plan) and the allocation of costs between FATE and ONO, and subsequently specified in the Joint Development Plan.

(ii)[***] After the Research Term, with respect to [***], subject to the exercise of the CDCC Option by FATE, FATE shall use Commercially Reasonable Efforts to Develop and Commercialize [***] in the Oncology Field applicable to [***] in the [***] Territory during the CDCC Term, including to undertake during the CDCC Term the Common Development Activities and other activities allocated to FATE in the [***] Territory in accordance with Sections 2.4.4 (CDCC Option) and 2.5.2 (Development Plan) subsequently specified in the Joint Development Plan and cost sharing pursuant to Section 2.4.4 (CDCC Option) during the CDCC Term, and co-Commercialization activities in accordance with Section 2.4.4 (CDCC Option) and subsequently specified in the Commercialization Plan.

2.2Standards of Conduct; Records and Reports.

2.2.1Standard of Conduct. Each Party shall conduct all such Research, Development and Commercialization activities in compliance with Laws, including without limitation all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials.

2.2.2Collaboration Reports. As agreed in each JSC meeting or as otherwise agreed between the Parties, each Party will provide the JSC with written development reports or presentations ("Collaboration Reports"). Collaboration Reports shall include [***]. Collaboration Reports will also include [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2.2.3Subcontracting. Subject to and without limiting Section 5.2 (Sublicensing by ONO) and Section 5.4 (License or Sublicense [***] in the FATE Territory), each Party may fulfill its Research, Development and Commercialization obligations under this Agreement through subcontracting to a Third Party contractor or contract service organization; provided that: (a) such subcontracting by a Party shall not adversely affect its ability to fulfill its obligations under this Agreement or the rights of the other Party under this Agreement; (b) any such Third Party contractor to whom such Party discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party contractor to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 8 (Confidentiality); (c) such Party will obligate such Third Party contractor to agree in writing to assign or license (with the right to grant sublicenses) to such Party any inventions (and Patents covering such inventions) made by such Third Party contractor in performing such services for such Party that are necessary for the Research, Development and Commercialization of Collaboration Candidates or Collaboration Products, as applicable, and (d) such Party shall at all times be responsible for the performance of such Third Party contractor and shall remain primarily responsible to the other Party for the fulfillment of its obligations under this Agreement even after such obligations are subcontracted to such Third Party contractor.

2.2.4Records. Each Party shall, and shall require its Affiliates, Sublicensees and Third Party contractors to, maintain complete and accurate hard and/or electronic copies of records of all work conducted in furtherance of the Research, Development and Commercialization of Collaboration Candidates and Collaboration Products, as the case may be, and all results, data, and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall provide to the other Party copies of such records promptly upon any reasonable request.

2.2.5Cooperation. Each Party will provide reasonable consultation to the other Party, as reasonably requested by the other Party, in connection with such other Party's Research, Development and Commercialization activities under this Agreement.

2.3Research and Development During the Research Term.

2.3.1General. During the Research Term, FATE shall have primary responsibility for conducting all Research and Development activities in accordance with the Joint Development Plan. Except as otherwise expressly provided in this Agreement or in the Joint Development Plan, the Parties shall [***].

2.3.2Approval of Joint Development Plan. Within ten (10) Business Days after the Effective Date, the JSC shall formally approve the Joint Development Plan set forth on Exhibit 1.68 (Joint Development Plan) submitted by FATE which covers Research and Development activities for the first year of the Research Term. For each subsequent year of the Research Term, FATE shall, [***], submit the draft Joint Development Plan for the subsequent year (covering the Research and Development activities [***] of the year thereafter) of the Research Term to the

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

JSC for review. The Parties shall mutually discuss and the JSC shall approve such updated Joint Development Plan [***]. Any addition, revision or amendment to the Joint Development Plan during the Research Term shall be subject to the unanimous decision by the JSC, with neither Party having final decision-making authority with respect thereto.

2.3.3[***]

2.3.4[***]. During the Research Term, ONO shall establish the criteria for incorporating the [***]. ONO shall provide updates to the JSC with respect to its research and development of the ONO Antigen Binding Domain. ONO shall consider, in good faith, any comments from the JSC with respect to the identity and the research and development of the ONO Antigen Binding Domain. Upon determination by ONO that an ONO Antigen Binding Domain has met the criteria for [***]. As soon as reasonably practical, ONO shall deliver to FATE [***] and all ONO Know-How directly relevant to such ONO Antigen Binding Domain then Controlled by ONO, and FATE (and ONO, to the extent any such activities are assigned to ONO under the Joint Development Plan) shall undertake further Research and Development to incorporate such ONO Antigen Binding Domain [***] in accordance with the Joint Development Plan. FATE (and ONO, to the extent any activities are assigned to ONO under the Joint Development Plan) shall use Commercially Reasonable Efforts to complete all activities as set forth in the Joint Development Plan to enable ONO to exercise ONO Option during the Research Term, provided, however, in the case FATE finds it is difficult to complete all activities as set forth in the Joint Development Plan during the Research Term, FATE shall promptly notify ONO of such fact and Parties shall discuss in good faith to extend the Research Term to complete such activities.

2.3.5Alternative Antigen Binding Domain. [***]

2.3.6[***]

[***]

[***]

2.3.7Additional Development. If, due to unexpected technical, scientific, medical, and/or market condition factors, either Party determines that it is advisable to perform Research and Development not anticipated in the then-current Joint Development Plan ("Additional Development"), the costs of which, together with the costs of previous Research and Development activities performed by FATE under the then-current Joint Development Plan, exceed the amounts set forth in the annual budget included in such Joint Development Plan prior to such date (the foregoing, an "Unexpected Cost Increase"), the Party shall promptly notify such determination to the JSC. Then, the Parties shall meet to discuss the circumstances giving rise to the Unexpected Cost Increase and to evaluate possible ways of avoiding such Unexpected Cost Increase, or of updating the Joint Development Plan and allocating the cost of conducting any such Additional Development between the Parties. In this instance, the JSC shall be responsible for approving such updated Joint Development Plan including cost and deciding whether [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2.4ONO Option; CDCC Option.

2.4.1Exclusive Option Right. Subject to the terms and conditions of this Agreement, FATE hereby grants to ONO the exclusive right to elect, at its sole discretion, to obtain a license for Collaboration Candidate 1 and Collaboration Candidate 2 under Section 5.1 (Licenses to ONO) to Develop and Commercialize such Collaboration Candidate as a Collaboration Product under the terms and conditions set forth in this Agreement (the "ONO Option"), which license shall be (a) [***] (b) [***] if FATE does not exercise the CDCC Option in accordance with Section 2.4.4 (CDCC Option), and (c) semi-exclusive for [***] as set forth in Section 5.3.3 (License upon Exercise of CDCC Option [***]) if FATE exercises the CDCC Option in accordance with Section 2.4.4 (CDCC Option), as the case may be. The ONO Option for each Collaboration Candidate shall expire at the end of the ONO Option Period corresponding to a given Collaboration Candidate.

2.4.2Option Exercise Criteria.

(a)The Parties have agreed upon the initial Collaboration Candidate Selection Criteria as of the Effective Date for each of Collaboration Candidate 1 and Collaboration Candidate 2, attached as Exhibit 1.23 (Collaboration Candidate Selection Criteria), to enable ONO to determine whether it wishes to exercise the ONO Option. The JSC shall review the Collaboration Candidate Selection Criteria at every JSC meeting and add additional Collaboration Candidate Selection Criteria for a Collaboration Candidate or modify the Collaboration Candidate Selection Criteria for a Collaboration Candidate as necessary from time to time during the Research Term pursuant to Section 4.1.4 (Specific Responsibilities Prior to the Exercise of the ONO Option), and shall update the Collaboration Candidate Selection Criteria [***].

(b)During the Research Term, each Party, or the Parties, as appropriate, will notify the JSC upon the potential achievement of the Collaboration Candidate Selection Criteria and will provide the JSC with data and information supporting such Party's or the Parties' determination that the Collaboration Candidate Selection Criteria are met with respect to such Collaboration Candidate. The JSC shall discuss in good faith whether the data resulting from the Research and Development of each Collaboration Candidate establishes that the Collaboration Candidate Selection Criteria for such Collaboration Candidate are met, or is otherwise reasonably sufficient for ONO to determine whether to exercise the ONO Option for such Collaboration Candidate. The JSC shall have a period of [***] days following the receipt of such notice and data and information from the notifying Party to determine whether the Collaboration Candidate Selection Criteria have been met. If the JSC determines that the Collaboration Candidate Selection Criteria have been met, the JSC shall notify each of ONO and FATE of such determination in writing. If the JSC determines that the Collaboration Candidate Selection Criteria has not been met, or that further data should be obtained or additional studies should be performed before ONO will have obtained data reasonably sufficient to determine whether to exercise the ONO Option, for a Collaboration Candidate, the JSC shall (i) [***].

(c)Notwithstanding the foregoing, ONO shall have the discretion to exercise the ONO Option with respect to a particular Collaboration Candidate, if the Collaboration Candidate Selection Criteria have not been met for such Collaboration Candidate during the ONO Option Period.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2.4.3Option Exercise.

(a)For each Collaboration Candidate, during the ONO Option Period applicable to such Collaboration Candidate, ONO may exercise the ONO Option for the Collaboration Candidate by written notice to FATE within the applicable ONO Option Period (the "Exercise Date"); provided, however, that if a Competition Law Filing (as defined below) is required in compliance with applicable Law, the effectiveness of such exercise will automatically be extended until the Clearance Date, and instead of being the date on which the ONO Option is exercised, the Exercise Date will be deemed to be the date that is the Clearance Date. Upon the Exercise Date for the Collaboration Candidate, the Collaboration Candidate for which the ONO Option has been exercised shall be designated a Collaboration Product for further Research, Development and Commercialization, unless and until this Agreement is terminated with respect to such Collaboration Product. For the avoidance of doubt, if FATE undergoes a Change of Control, ONO shall nonetheless be entitled to exercise the ONO Option as provided in this Section 2.4.3 (Option Exercise). If ONO does not exercise the ONO Option for a particular Collaboration Candidate during the applicable ONO Option Period, this Agreement will terminate with respect to such Collaboration Candidate pursuant to [***].

(b)If a filing or submission with respect to the exercise of such ONO Option under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") or any antitrust, competition or merger control Law applicable to such exercise (collectively, "Competition Laws" and such filing or submission "Competition Law Filings") are required, ONO shall provide, prior to its exercise of the ONO Option, a written notice to FATE that ONO has determined in good faith based on consultations with its counsel that the exercise of the ONO Option will be subject to any Competition Laws Filings, and then the provisions of Section 13.13 (Competition Law Filings) shall apply. FATE shall provide to ONO any information reasonably requested by ONO in its assessment of potential notifications under applicable Competition Laws pursuant to this Section 2.4.3(b) (Option Exercise).

2.4.4CDCC Option.

(a)Grant. [***] FATE has the right to elect, at its sole discretion, to co-Develop and co-Commercialize [***] with ONO or its Affiliates or Sublicensee(s) [***] (the "CDCC Option"), pursuant to the license from ONO to FATE in Section 5.3.3 (License upon Exercise of CDCC Option [***]), under the terms and conditions set forth in this Agreement. The CDCC Option for [***] shall expire at the end of the CDCC Option Period.

(b)Exercise; Allocation of Responsibilities. FATE may exercise the CDCC Option for [***] by written notice to ONO within the CDCC Option Period. Upon FATE's exercise of such option, FATE shall have the right to co-Develop and co- Commercialize [***] with ONO [***] Territory. If FATE exercises its CDCC Option under this Section 2.4.4 (CDCC Option), the JSC will update the Joint Development Plan to include and allocate between the Parties all activities for the Research and Development of [***], as well as a budget and timeline for such activities, within [***] days after FATE exercises the CDCC Option. In addition, prior to the Commencement of the first [***] the JSC will prepare a Commercialization Plan for [***] Territory, which plan will allocate commercial activities between the Parties and will include a budget and timeline for such activities. The JSC will

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

allocate such Research, Development and Commercialization activities taking into account the Parties' respective experience with the research and development of cell therapy products and the Parties' then-existing commercial infrastructure, or desire and intent to develop a commercial infrastructure, in [***] Territory. Furthermore, the Parties will negotiate in good faith and enter into, in accordance with the provisions of this Section 2.4.4(b) (CDCC Option), a sales and co-promotion agreement governing the terms and conditions regarding the decision-making mechanism of the JSC with respect to co-Commercialization of [***] in [***] Territory, [***], and detailed procedures of the matters set forth in Section 2.4.4(c) (CDCC Option) below if necessary.

(c)Cost and Profit Sharing. Subject to the exercise by FATE of the CDCC Option for [***] and each Party [***].  In connection with the preparation of the Joint Development Plan, the Parties shall establish a mechanism for reconciliation and reimbursement of development and manufacturing costs, and related definitions. In connection with the preparation of the Commercialization Plan, the Parties shall establish detailed procedures for sharing such costs and profits, including procedures for cost and revenue reporting, reconciliation and payments, efforts in sales promotion to be used by each Party, and definitions of the costs to be shared and included in the profit calculation. Each Party shall comply with all procedures and payment obligations established by the Parties. [***]. For the purpose of this Section 2.4.4(c), subject to Section 7.10.1 (Existing Agreements), profits and losses means [***].  Notwithstanding anything to the contrary in this Section 2.4.4(c), the Parties shall discuss in good faith and reach an agreement on the further details of the method of profit and loss sharing between FATE and ONO as set forth in Section 2.4.4(b) (CDCC Option) above.

(d)Sublicensees. If, subject to the exercise by FATE of the CDCC Option, the Parties agree to seek a Third Party licensee to exclusively Develop and/or Commercialize [***] in [***] Territory under a Sublicense, the Parties shall [***], in accordance with the procedures and definitions established by the Parties pursuant to sub-section (c) above. [***]

(e)Opt-Out. After FATE exercises the CDCC Option, FATE shall have the right to terminate its rights and obligations to co-Develop and co-Commercialize [***] in its entirety (each, an "Opt-Out" and the applicable country (in the case of the U.S.) or region (in the case of Europe) in (A), (B) or (C), the "Opt-Out Territory") on at least [***] days written notice to ONO; provided that such Opt-Out will be effective upon [***] (the "Opt-Out Effective Date"). Upon the Opt-Out Effective Date, the Parties will conduct all activities necessary to transition all responsibilities of FATE with respect to the Development and Commercialization (but not manufacture) of [***] in the Opt-Out Territory to ONO, which may include [***]. Following the Opt-Out Effective Date, (i) the license granted by FATE to ONO shall become exclusive in the Opt-Out Territory pursuant to Section 5.1.3 (License upon Exercise of ONO Option [***]), and (ii) all the obligations of FATE, and all the rights and obligations of ONO, in the Opt-Out Territory shall be exercised or performed by FATE or ONO, as applicable, as if they are in the ONO Territory where an exclusive license is granted pursuant to Section 5.1.3 (License upon Exercise of ONO Option [***]) hereof. Without limiting the foregoing, following the Opt-Out Effective Date, (1) the Parties will no longer share applicable costs and profits and losses for the Opt-Out Territory, and ONO shall be solely responsible, at

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ONO's sole cost and expense, for conducting all Development and [***] in the Opt-Out Territory, (2) FATE shall continue to manufacture [***] as set forth herein, and (3) the royalty rates under Section 6.4.3 ([***] Outside Asia) will apply as if FATE had not exercised its CDCC Option. In the event that FATE elects, pursuant to this Section 2.4.4(e) (CDCC Option), to Opt-Out, and that Competition Law Filings are required, ONO shall provide, on or before the later of clauses (x) and (y) in the definition of Opt-Out Effective Date, a written notice to FATE that ONO has determined in good faith based on consultations with its counsel that the Opt-Out will be subject to Competition Law Filings and that the provisions of Section 13.13 (Competition Law Filings) shall apply. FATE shall provide to ONO any information reasonably requested by ONO in its assessment of potential notifications under applicable Competition Laws pursuant to this Section 2.4.4(e) (CDCC Option).

2.5Development and Commercialization of Collaboration Products.

2.5.1General. Following the exercise by ONO of the ONO Option with respect to a given Collaboration Candidate, such Collaboration Candidate will be designated as a Collaboration Product (subject to Section 2.4.1 (Exclusive Option Right)) and ONO and FATE shall use Commercially Reasonable Efforts to Research, Develop and Commercialize such Collaboration Product in its applicable Territory in the applicable Oncology Field.

2.5.2Development Plan.

(a)Within [***] days following the Exercise Date with respect to a given Collaboration Candidate, ONO will prepare and provide to the JSC an update to its proposed activities under the Joint Development Plan pursuant to which ONO will conduct Research and Development in the ONO Territory, and FATE will prepare and provide to the JSC (i) an update to its proposed activities under the Joint Development Plan pursuant to which FATE will conduct Research and Development in the FATE Territory, for such Collaboration Product on an Indication-by-Indication basis, as applicable and (ii) a process development and manufacturing plan for all non-clinical and clinical Materials of Collaboration Products for use both by ONO in the ONO Territory and by FATE in the FATE Territory. Each Party will prepare and provide a budget and estimated timeline with respect to its proposed activities under the Joint Development Plan.

(b)ONO and FATE will discuss in good faith through the JSC, and use Commercially Reasonable Efforts to reach an agreement on, the Joint Development Plan, including but not limited to: (i) [***], (ii) and (iii) [***].

(c)During each Calendar Year, each Party shall provide its updates on the Joint Development Plan for the upcoming year covering activities [***] so that the Parties may agree on such update by [***] that year, and each Party shall continue to provide to the other Party, through the JSC, regular updates from time to time to its proposed activities under the Joint Development Plan, as applicable. Each Party will consider in good faith the other Party's comments on such proposed activities and any updates thereto.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(d)If the JSC fails to agree, after the use of Commercially Reasonable Efforts in an attempt to reach an agreement between the Parties regarding the Joint Development Plan, notwithstanding the provisions of Article 12 (Dispute Resolution), the decision shall be made in accordance with Section 4.1.8 (Decision-Making; Limitations on JSC), provided however, [***].

2.5.3Global Brand Strategy for Collaboration Products.

(a)General. Both Parties generally acknowledge that Commercialization of each Collaboration Product under a common brand name in the world would be beneficial for both Parties to maximize the value of such Collaboration Product. Subject to the exercise by ONO of the ONO Option for a Collaboration Candidate, and in the case of [***] subject to FATE's exercise of the [***] Option during the CDCC Option Period, both Parties shall discuss in good faith with the other and use Commercially Reasonable Efforts to reach an agreement on one of the proposed candidates for brand names, or similar variations or derivatives thereof including translations or transliterations, as the common brand name, as well as packaging and logos, for use in the Commercialization of the applicable Collaboration Product by ONO in the ONO Territory, by FATE in the FATE Territory and by both Parties in the [***] Territory ("Common Brand Name") Notwithstanding anything in this Section 2.5.3, in the event a Party has reasonable ground, such Party shall not be required to agree or remain in agreement with the common branding strategy for [***] after good faith discussion with other Party. For clarity, in the case where the CDCC Option is not exercised by FATE during the CDCC Option Period or FATE Opts-Out in the [***] Territory in its entirety, this Section 2.5.3 shall not be applicable to [***].

(b)Procedures. Either Party may make a proposal, at the appropriate time before the first BLA filing in the world, of one or more candidates for Common Brand Name.  Both Parties shall discuss in good faith to reach agreement on the Common Brand Name from such candidates within [***] days following its receipt of the latter Party's proposal. For [***] for each Major Patent Territory and any other countries outside of Major Patent Territory reasonably requested by ONO, FATE shall conduct a trademark search of the Common Brand Name [***] FATE shall file the application for registration of the trademark rights for the Common Brand Name [***] for each Major Patent Territory, ONO shall conduct a trademark search of the Common Brand Name [***] ONO shall file the application for registration of the trademark rights for the Common Brand Name [***]. If the Parties are unable to agree on a Common Brand Name for which to seek trademark registration and any applicable Regulatory Approvals, then FATE shall select the brand name(s) for the Collaboration Product in the FATE Territory and ONO shall select the brand name(s) for the Collaboration Product in the ONO Territory, provided that the Parties shall jointly determine the brand name(s) for [***] in [***] Territory during the CDCC Term.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(c)Intellectual Property. After registration of Common Brand Name for [***], FATE will grant ONO licenses to such Common Brand Name for [***] for use in the ONO Territory [***]. FATE shall be responsible for the prosecution, registration and maintenance of such trademark rights [***]. After registration of Common Brand Name for [***], ONO shall be responsible for the prosecution, registration and maintenance of such trademark rights in the ONO Territory [***] and ONO shall be responsible for the prosecution, registration and maintenance of such trademark rights in the [***] Territory [***]. ONO will grant FATE licenses to the Common Brand Names for [***] for use in the [***] Territory [***].

2.5.4Regulatory Filings.

(a)In its applicable Territory where a Party has exclusive rights of Development and Commercialization of a Collaboration Product, [***]

(b)Each Party shall cooperate in good faith with the other Party in regulatory affairs with respect to Collaboration Products in the other Party's Territory [***]. Each Party shall provide the other Party with reasonable advance notice of all substantive meetings with the Regulatory Authorities in its Territory pertaining to each Collaboration Product, or with as much advance notice as practicable under the circumstances. The other Party may, at its own cost, attend such meetings with Regulatory Authorities as an observer upon reasonable advance notice to a Party having such meeting, subject to such Party's prior written consent which shall not be unreasonably withheld, conditioned or delayed and receipt of any required permissions of such Regulatory Authorities.

(c)Each Party shall have the right to [***].

2.5.5Commercialization Plan. As soon as practicable, but not later than [***] each Party will prepare and provide to the JSC a Commercialization Plan for which such Party will conduct Commercialization in the respective Territory for such Collaboration Product. If FATE has exercised the FATE CDCC Option, a Commercialization Plan for which the Parties will conduct Commercialization in the FATE CDCC Territory will be prepared pursuant to Section 2.4.4(b) (CDCC Option). The applicable Party(ies) will prepare and provide a budget with respect to the activities covered by such Commercialization Plan. The applicable Party(ies) shall continue to provide to the other Party, through the JSC, regular updates from time to time to its Commercialization Plan, as applicable. The applicable Party(ies) will consider in good faith the other Party's comments on such Commercialization Plan and any updates thereto.

2.5.6Development and Commercialization Information. At each JSC meeting, or as otherwise agreed to between the Parties during the Term, each Party will provide the JSC with information regarding the Development and Commercialization activities performed by such Party, including without limitation [***] in each case relating to each Collaboration Product for which such Party is conducting Development and Commercialization activities in such Party's applicable Territory, as well as [***] Collaboration Product in its Territory. Each Party shall consider in good faith any comments of the other Party with respect to Development and

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Commercialization activities. Such data and information received by the other Party may be used to exercise the licenses and rights granted to such other Party in this Agreement.

2.5.7Responsibilities for the Conduct of Development, and General Costs, of Collaboration Products. Except as otherwise expressly provided in this Agreement, (a) ONO (with the assistance of FATE as set forth in the Joint Development Plan or Commercialization Plan) shall be primarily responsible for, and shall bear the costs and expenses incurred in connection with the conduct of [***] all Research, Development and Commercialization activities with respect to each Collaboration Product in the applicable ONO Territory during the Term; and (b) FATE (with the assistance of ONO as set forth in the Joint Development Plan or Commercialization Plan) shall be primarily responsible for, and shall bear the costs and expenses incurred in connection with the conduct of [***] all Research, Development and Commercialization activities with respect to each Collaboration Product in the applicable FATE Territory during the Term. Notwithstanding the foregoing, with respect to Collaboration Product 1 and with respect to Collaboration Product 2 during the CDCC Term, ONO and FATE shall discuss in good faith through the JSC, and use Commercially Reasonable Efforts to reach an agreement with respect to, the allocation of responsibilities between the Parties to conduct any studies of Common Development Activities, in a time efficient manner. ONO and FATE shall share the costs and expenses incurred in connection with the conduct of such Common Development Activities, regardless of the Party which conducts such activities, with [***].  For clarity, the costs and expenses shall include [***]. Any costs and expenses incurred by each Party in each calendar quarter that are to be shared between the Parties pursuant to this Section 2.5.7 shall be settled on a quarterly basis. A Party shall provide the other Party with the invoice specifying such itemized costs and expenses, and their allocations between the Parties pursuant to this Section 2.5.7, promptly following the last day of each Calendar Quarter, which shall be paid by the other Party pursuant to Section 6.6 (Manner of Payment).

2.5.8Pharmacovigilance. Prior to the first IND in the world by either Party with respect to Collaboration Product 1 and with respect to Collaboration Product 2 during the CDCC Term, the Parties shall negotiate in good faith and enter into a safety data exchange agreement (the "Pharmacovigilance Agreement"), which shall be applicable to such pre-marketing safety information that will be available from Clinical Trials with a Collaboration Product, and shall set forth standard operating procedures governing the collection, investigation, reporting, and exchange of information concerning adverse drug reactions/adverse events sufficient to permit each Party to comply with its Laws. In the event the first BLA for a Collaboration Product is filed by either Party in any country of the world, the Parties shall initiate negotiation with an aim to amend the Pharmacovigilance Agreement as soon as practicable to include post-marketing safety information that will be available from post-marketing experiences with a Collaboration Product to permit each Party to comply with all Laws regarding the management of safety data by providing for the exchange of relevant information in appropriate format. Subject to the foregoing, each Party shall be responsible for monitoring all clinical experiences with respect to a Collaboration Product in the course of its own Research, Development and Commercialization and promotional activities, and filing all required reports with respect thereto, in its respective Territory.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2.5.9Investigator Sponsored Clinical Study. Each Party shall have the right to authorize the conduct of Investigator Sponsored Clinical Study(ies) in its Territory and support such Investigator Sponsored Clinical Study(ies) at its own discretion; provided, however, that (a) each Investigator Sponsored Clinical Study in the FATE CDCC Territory during the CDCC Term shall be authorized only with both Parties' written approval of the protocol therefor, and (b) each Party agrees to inform the other Party of each Investigator Sponsored Clinical Study(ies) in a timely manner and to provide the other Party an opportunity to review and comment on the protocol of each Investigator Sponsored Clinical Study(ies) prior to the commencement of such Investigator Sponsored Clinical Study(ies).

Article 3
Manufacture and Supply

3.1Antigen Binding Domain. In the event an ONO Antigen Binding Domain has met the criteria for incorporating the ONO Antigen Binding Domain into Collaboration Candidate 2 pursuant to [***] ONO shall be solely responsible at its expense for making or having made all requirements of any ONO Antigen Binding Domain during the Research Term. ONO shall manufacture, handle, store and ship all such ONO Antigen Binding Domain in compliance with all Laws, with all Regulatory Filings, and with its applicable internal specifications and quality control procedures during the Research Term.

3.2Manufacture and Supply of Collaboration Products. As between FATE and ONO, FATE will be exclusively responsible for the conduct of, and shall use Commercially Reasonable Efforts to conduct process development, manufacturing, fill and finish, testing and supply of all pre-clinical, clinical and commercial Materials of Collaboration Products in quantities required for Research, Development and Commercialization by ONO in the ONO Territory and in the final dosage form of unlabeled (other than tracking labelled required for manufacturing and shipping) and unpackaged pharmaceutical preparation, by itself or through Third Party contract manufacturers during the Term. For clarity, FATE shall fulfill the responsibilities mentioned above with respect to [***] in the pre-clinical, clinical and commercial Materials of [***] after the Exercise Date for [***].

3.2.1Supply Agreement.

(a)Clinical Supply. Within [***] days after the Exercise Date with respect to a Collaboration Candidate, the Parties will negotiate in good faith and enter into, in accordance with the provisions of this Section 3.2, a (i) master process development, manufacturing and supply agreement governing the terms and conditions under which FATE will manufacture and supply to ONO the Collaboration Products for preclinical and clinical use ("Clinical Supply Agreement"), and (ii) quality agreement for quality control and quality assurance in connection with manufacturing of a Collaboration Product conducted by FATE or its Third Party contract manufacturers, including the cGMP responsibilities of the Parties. During such [***] day period, ONO shall transfer to FATE, in consultation with FATE's process development personnel (or equivalent), all ONO Know-How necessary for FATE to

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

manufacture Collaboration Products, including ONO Know-How for the manufacture, handling, storing and shipping of the ONO Antigen Binding Domain.

(b)Commercial Supply. Within [***] days after the commencement of the first Phase III Trial in any country of the world, the Parties will negotiate in good faith and enter into, in accordance with the provisions of this Section 3.2, a manufacturing and supply agreement governing the terms and conditions under which FATE will manufacture and supply to ONO the Collaboration Products for commercial use ("Commercial Supply Agreement" during the Term, and the Clinical Supply Agreement and Commercial Supply Agreement are collectively referred to as "Supply Agreements").

(c)Basic Terms of the Supply Agreements. The Supply Agreements shall provide: (i) that FATE shall manufacture, during the Term, handle, store, and ship all Collaboration Products in compliance with all Laws including all current governmental regulatory requirements concerning cGMP and cGMP requirements concerning documentation, reports and record keeping, with all Regulatory Filings, and with its applicable internal specifications and quality control procedures; (ii) customary definitions and terms and conditions for such agreements, including, without limitation, delivery, technology transfer, quality controls, quality assurance, termination, procedures for non-conformance with specifications and non- compliance with Laws, audit and inspection (including of books of accounts and records by ONO for the determination [***] Collaboration Product or otherwise) and indemnification related to supply of Collaboration Products; (iii) addendums for each Collaboration Product that contain provisions specific to such Collaboration Product, including, without limitation, manufacturing plans, supply chain logistics, and transfer pricing; (iv) that FATE shall allocate quantities of Collaboration Product between FATE and ONO in an equitable manner and not treat itself in favor in the Supply Agreement, including delivery of amounts of any Collaboration Product between FATE and ONO taking into account the market demand and forecast in the Territory of each Party; (v) in the case of the Commercial Supply Agreement, [***].

3.2.2Transfer Pricing. ONO shall pay to FATE (a) in connection with non- Commercial supply of Collaboration Products, fees equal to [***] and (b) in connection with the Commercial supply of Collaboration Products, fees equal to [***]. For clarity, such manufacturing cost shall include [***]. For further clarity, [***]

3.3Third Party Information. Notwithstanding anything to the contrary in this Agreement, ONO acknowledges that it may be required to enter into appropriate confidentiality agreements with or with respect to specific Third Party contract manufacturers or other independent contractors engaged by FATE before FATE can share with ONO information relating to its agreement with such Third Party(ies) or such Third Party(ies)' confidential information as required under this Agreement. In such case, FATE shall notify ONO promptly of such requirement, and the Parties shall cooperate to take such actions as are necessary to enable FATE to comply with such confidentiality requirements of FATE's agreements with any such Third Party(ies).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 4
Governance

4.1Joint Steering Committee.

4.1.1Purpose. As soon as practicable after the Effective Date, the Parties shall establish a joint steering committee (the "Joint Steering Committee" or "JSC") to oversee the Collaboration and to make certain decisions regarding the Research, manufacturing, Development, and Commercialization activities of Collaboration Candidates and Collaboration Products during the Term as set forth in this Section 4.1 (Joint Steering Committee).

4.1.2Responsibilities. Subject to the provisions of Article 4 (Governance), the JSC shall have review and oversight responsibilities (a) prior to the Exercise Date for a Collaboration Candidate, for all Research and Development activities performed by FATE and ONO with respect to such Collaboration Candidate; and (b) following the Exercise Date for a Collaboration Candidate, all Research, Development and Commercialization activities performed by FATE and ONO with respect to such Collaboration Product. The JSC shall provide a forum for sharing advice, progress and results relating to, and for coordinating the conduct of, such activities and shall attempt to facilitate the resolution of any disputes between the Parties, as described in Section 4.1.8 (Decision-Making; Limitations on JSC). The JSC shall also serve as a forum for information exchange with respect to (i) ONO's research and development activities with respect to the ONO Antigen Binding Domain and/or (ii) ONO's and FATE's research and development activities with respect to the Alternative Antigen Binding Domain, provided that subject to [***], such activities regarding above (i) shall not be subject to the oversight or decision making of the JSC.

4.1.3Information Access. The JSC shall have access to each Party's plans for Development and Commercialization of Collaboration Candidates and Collaboration Products during the Term, including budgets and timelines related thereto, and shall be briefed by the Parties regarding the content, execution, progress and results achieved by the respective Parties thereunder, as well as regarding the ONO Antigen Binding Domain pursuant to [***] by ONO and regarding potential Alternative Antigen Binding Domains pursuant to Section 2.3.5 (Alternative Antigen Binding Domain) by FATE and ONO. Each Party, through its representatives on the JSC, shall be permitted to provide advice and commentary with respect to the other Party's plans for Development and Commercialization and related budgets and timelines. As provided in Section 2.5.2 (Development Plan) and Section 2.5.5 (Commercialization Plan), as applicable, each Party shall take such advice and commentary into good faith consideration.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

4.1.4Specific Responsibilities Prior to the Exercise of the ONO Option. More specifically, the JSC shall, during the ONO Option Period for a Collaboration Candidate:

(a)[***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

(f)[***]; and

(g)[***]

4.1.5Role Following the Exercise of the ONO Option. If ONO exercises the ONO Option with respect to a Collaboration Candidate, the JSC shall continue as a forum for discussion and decision making between the Parties regarding the Research, Development and Commercialization of such Collaboration Product. In such case, the Parties may appoint additional members to the JSC that have specialized knowledge regarding the research, development and commercialization of human therapeutic products, and the JSC shall continue to conduct meetings as provided in Section 4.1.6 (Membership; Meetings). The JSC will thereafter discuss key activities and matters related to the Research, Development and Commercialization of such Collaboration Product including those set forth in Section 2.5.2 (Development Plan), and each Party, through the JSC, will consider any suggestions the other Party may have regarding the Research, Development and Commercialization of such Collaboration Product by such Party in the applicable Territory where such Party has exclusive rights of Research, Development and Commercialization of such Collaboration Product. More specifically, and without limiting the foregoing, the JSC shall, following the Exercise Date for the Collaboration Candidate:

(a)[***]

(b)[***]

(c)[***]

(d)[***]; and

(e)[***]

4.1.6Membership; Meetings. The JSC shall be composed of three (3) employees each from ONO and FATE (or such other number as the Parties may agree in writing), and shall meet [***], or more often if the JSC so agrees or on ad hoc basis, in person, by teleconference or

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

video-teleconference. In-person meetings shall alternate between FATE and ONO locations whenever possible unless otherwise agreed by the Parties. The first such meeting shall be within [***] after the Effective Date. Any member of the JSC may designate a substitute to attend with prior written notice to the other Party. There will be an annually rotating chairperson (the "JSC Chairperson") with the first JSC Chairperson to be designated by FATE. Ad hoc guests, including without limitation FATE's Chief Executive Officer and ONO's Executive Director of Oncology R&D Center, who are bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 8 (Confidentiality) may be invited to the JSC meetings. Each Party may replace its JSC members with other of its employees, at any time, upon written notice to the other Party.

4.1.7Project Management Team.

(a)Composition. Promptly after the establishment of the JSC, the Parties shall establish a project management team (the "Project Management Team" or the "PMT") consisting of key employees of both Parties performing or involved in the Research and Development activities during the Research Term. PMT shall be responsible for the daily Research and Development activities during the Research Term and be expected to make recommendations on issues therein. One of the Project Team members of each Party shall be appointed as a project manager (a "Project Manager") to coordinate its part of the Research and Development activities under Joint Development Plan during the Research Term. Either Party may change its Program Manager upon written notice to the other Party. A Program Manager may be a member of the JSC.

(b)Meetings and Reports. The PMT shall have a meeting [***] via telephone or video conference to discuss the ongoing Research and Development activities during the Research Term. Each Party may invite its other employees having the relevant expertise, knowledge or capability to participate in such conference. Following each meeting, the Project Manager of FATE shall prepare and provide the Project Manager of ONO with a summary report of the meeting. In the event Project Managers of the Parties have discussed any material matter, a Project Manager of each Party shall report the outcome of such discussions to the JSC members of the Party that such Project Manager belongs to.

4.1.8Decision-Making; Limitations on JSC. Except as otherwise expressly provided herein, any decision of the JSC shall be made by consensus, [***]. The JSC shall have only such powers as are specifically delegated to it in this Agreement, and such powers shall be subject to the terms and conditions set forth herein. Without limiting the generality of the foregoing, the JSC shall have no power to amend, modify or waive any provision of this Agreement. In the event that the JSC is unable to reach a consensus decision on a matter that is within its decision-making authority within [***] after such matter is submitted to it or identified for resolution, then either Party may, by written notice to the other, submit the matter for dispute resolution pursuant to Article 12 (Dispute Resolution). Notwithstanding the foregoing, if the JSC is unable to reach a consensus decision on the following matters, then the matter shall first be submitted to dispute resolution by the Executive Officers under Section 12.2 (Resolution by Executive Officers), and any dispute that is not resolved by such Executive Officers during

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

[***] shall not be resolved as set forth in Section 12.3 (Arbitration) or litigation, but shall instead be resolved as follows: [***].  Each Party hereby expressly waives its right to seek resolution of such dispute to be resolved in accordance with this Section 4.1.8 in a court of competent jurisdiction.

4.1.9Secretary; Minutes. The JSC Chairperson shall designate a secretary of the JSC who will be responsible for calling meetings, preparing and circulating an agenda and presentation materials in advance of each meeting, and preparing and circulating minutes within [***] after each meeting of the JSC setting forth, among other things, a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. Such minutes shall be effective only after being approved by both Parties. Definitive minutes of all JSC meetings shall be finalized [***] after the meeting to which the minutes pertain.

4.1.10Discontinuation of Committees. The activities to be performed by each Committee shall solely relate to governance and information sharing under this Agreement, and are not intended to be, or involve the delivery of, services. Each Committee shall continue to exist until the first to occur of: (a) the Parties mutually agreeing to disband the Committee; or (b) neither Party being required to provide information or other materials to such Committee. Once a Committee is disbanded, any matters previously delegated to the Committee shall be resolved in accordance with Article 12 (Dispute Resolution) but skipping the initial attempt of resolution through the JSC. In the case the Committee is disbanded in accordance with Section 4.1.10(a), thereafter all information or other materials shall be shared between the Parties through Alliance Liaisons.

4.2Alliance Liaisons. Promptly after the Effective Date, each Party shall appoint an individual (other than an existing member of the JSC) to act as the alliance liaison for such Party (each, an "Alliance Liaison"). Each Alliance Liaison shall thereafter be permitted to attend meetings of the JSC as a nonvoting observer, subject to obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 8 (Confidentiality). The Alliance Liaisons shall be the primary point of contact for the Parties regarding the Collaboration activities contemplated by this Agreement and shall facilitate communication regarding all activities hereunder. The Alliance Liaisons shall lead the communications between the Parties and shall be responsible for following-up on decisions made by the JSC. The name and contact information for such Alliance Liaison, as well as any replacement(s) chosen by FATE or ONO, in their sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 13.2 (Notices).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 5
Licenses

5.1Licenses to ONO.

5.1.1Enabling License to ONO During the ONO Option Period. Subject to the terms and conditions of this Agreement, FATE hereby grants to ONO a non-exclusive, royalty- free, non-transferable (except as provided in Section 13.4 (Assignment)) license in the Territory, without the right to grant sublicenses, under FATE Intellectual Property solely as and to the extent necessary to enable ONO to perform ONO's obligation with respect to the Collaboration Candidates in accordance with the Joint Development Plan during the ONO Option Period, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting), which enabling license for a Collaboration Candidate shall expire at the end of the ONO Option Period with respect to such Collaboration Candidate.

5.1.2License upon Exercise of ONO Option [***]. Subject to the terms and conditions of this Agreement, upon and as of the Exercise Date for [***] (subject to Section 2.4.3 (Option Exercise)), FATE hereby grants to ONO an exclusive (even as to FATE and its Affiliates, except to the extent necessary for FATE or its Affiliates to perform its obligations under the Collaboration), non-transferable (except as provided in Section 13.4 (Assignment)), royalty bearing license (or sublicense, as applicable), with the right to grant sublicenses solely in accordance with Section 5.2 (Sublicensing by ONO), under the FATE Intellectual Property, to use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and/or Commercialize, but not the right to make or have made, [***] in the [***] Territory, during the Term, in the Field, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting).

5.1.3License upon Exercise of ONO Option [***]. Subject to the terms and conditions of this Agreement, upon and as of the Exercise Date for [***] (subject to Section 2.4.3 (Option Exercise)), FATE hereby grants to ONO a non-transferable (except as provided in Section 13.4 (Assignment)) license (or sublicense, as applicable) under the FATE Intellectual Property, to use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and/or Commercialize, but not the right to make or have made, [***] in the [***] Territory, during the Term, in the Field, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting). Such license shall be: (i) during the CDCC Term and in the [***] Territory, semi-exclusive [***] and royalty-free (subject to the sharing of profits and losses by the Parties), with the right to grant sublicenses solely in accordance with Section 2.4.4(d) (Sublicensees), or (ii) exclusive (even as to [***] except to the extent necessary for [***] to perform its obligations under the Collaboration) and royalty-bearing, with the right to grant sublicenses solely in accordance with Section 5.2 (Sublicensing by ONO), (A) during the Term and outside the [***] Territory, if [***] exercises the CDCC Option pursuant to Section 2.4.4 (CDCC Option) hereof, (B) during the Term and worldwide, if [***] does not exercise the CDCC Option pursuant to Section 2.4.4 (CDCC Option) hereof, or (C) during any remaining period of the Term and in the Opt-Out Territory, if [***] Opts-Out pursuant to Section 2.4.4(e) (Opt-Out) hereof.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

5.2Sublicensing by ONO. ONO shall have the right to grant sublicenses to Third Parties at ONO's sole discretion through multiple tiers with respect to the rights licensed to ONO under Sections 5.1.2 (License upon Exercise of ONO Option for [***]) and 5.1.3 (License upon Exercise of ONO Option for [***]) solely in accordance with this Section 5.2 (Sublicensing by ONO); provided that:

5.2.1such Sublicense shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement, and shall not limit the ability of ONO (individually or through the activities of its Sublicensee) to fully perform all of its obligations under this Agreement or FATE's rights under this Agreement;

5.2.2in such Sublicense agreement, the Sublicensee shall agree in writing to be bound to ONO by terms and conditions substantially similar to the corresponding terms and conditions of this Agreement and specifically with respect to [***]

5.2.3promptly after execution of the Sublicense agreement, ONO shall provide a summary of such Sublicense agreement to FATE, provided, that in no event shall ONO have any obligation to disclose to FATE the financial terms and conditions of the Sublicense;

5.2.4ONO shall remain responsible for the performance of this Agreement and the performance of its Sublicensees hereunder, and shall cause such Sublicensee to enable ONO to comply with all applicable terms and conditions of this Agreement;

5.2.5each Sublicense shall terminate immediately upon the termination of this Agreement (in whole or only with respect to the rights that are subject to such Sublicense) [***] or by FATE pursuant to Section 11.2 (Termination for Cause), 11.4 (Termination for Insolvency) or 11.5 (Termination for Patent Challenge), or by ONO pursuant to Section 11.2 (Termination for Cause), 11.4 (Termination for Insolvency) or 11.5 (Termination for Patent Challenge) if ONO makes the election under [***] on a Collaboration Product-by- Collaboration Product basis; and

5.2.6If a Sublicensee of ONO does not agree to any or all of Section 5.2.2, then ONO shall not grant to such Sublicensee the applicable reciprocal rights [***]

5.2.7Notwithstanding anything herein to the contrary, to the extent that (a) [***] or (b) [***].

5.3Licenses to FATE.

5.3.1Enabling License to FATE. Subject to the terms and conditions of this Agreement, (i) ONO hereby grants to FATE a non-exclusive, royalty-free, non-transferable (except as provided in Section 13.4 (Assignment)) license in the Territory, without the right to grant sublicenses, under ONO Intellectual Property solely as and to the extent necessary to enable FATE to perform FATE's obligations with respect to the Collaboration Candidates in

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

accordance with the Joint Development Plan during the Research Term, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting), (including, for the avoidance of doubt, to manufacture Collaboration Candidates pursuant to Article 3 (Manufacture and Supply)), which enabling license for a Collaboration Candidate shall expire at the end of the Research Term with respect to such Collaboration Candidate; and (ii) upon and as of the Exercise Date for a Collaboration Candidate (subject to Section 2.4.3 (Option Exercise)), ONO hereby grants to FATE a non-exclusive, royalty-free, non-transferable (except as provided in Section 13.4 (Assignment)) license in the Territory, without the right to grant sublicenses, under ONO Intellectual Property solely as and to the extent necessary to enable FATE to perform FATE's obligations with respect to the Collaboration Products in accordance with the Agreement, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting), (including, for the avoidance of doubt, to manufacture the Collaboration Product pursuant to Article 3 (Manufacture and Supply)).

5.3.2License for Collaboration Candidates and Products.

(a)Subject to the terms and conditions of this Agreement, ONO hereby grants to FATE (i) an exclusive (even as to ONO and its Affiliates, except to the extent necessary for ONO or its Affiliates to perform its obligations under the Collaboration), non-transferable (except as provided in Section 13.4 (Assignment)), fully-paid and royalty-free license (or sublicense, as applicable), with the right to grant sublicenses solely in accordance with Section 5.4 (License or Sublicense [***] in the FATE Territory), under the ONO Intellectual Property, to make, have made, use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and/or Commercialize [***] (which is not the FATE Cell Therapy) in the FATE Territory, including through the use of Third Party contractors in accordance with Section 2.2.3, during the Term, in the Field, and (ii) a non-exclusive, non-transferable (except as provided in Section 13.4 (Assignment)), royalty-bearing license (or sublicense, as applicable), with the right to grant sublicenses under the ONO Intellectual Property, to make, have made, use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and/or Commercialize the applicable FATE Cell Therapy in any country of the world on country-by-country basis where this Agreement is terminated (x) [***] or (y) by FATE pursuant to either Section 11.2 (Termination for Cause), Section 11.4 (Termination for Insolvency), or Section 11.5 (Termination for Patent Challenge), including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting), in the Field pursuant to [***] in the event that this Agreement is terminated [***] or by FATE pursuant to either Section 11.2 (Termination for Cause), Section 11.4 (Termination for Insolvency), or Section 11.5 (Termination for Patent Challenge).

(b)[***]

5.3.3License upon Exercise of CDCC Option [***]. Subject to the terms and conditions of this Agreement, upon and as of FATE's exercise of the CDCC Option pursuant to Section 2.4.4 (CDCC Option) for [***] and during the CDCC Term, ONO hereby grants to FATE a semi-exclusive [***], non-transferable (except as provided in Section 13.4 (Assignment)), royalty-free license (or sublicense, as applicable) with the right to grant

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

sublicenses solely in accordance with Section 2.4.4(d) (Sublicenses), under ONO Intellectual Property, to make, have made, use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise Develop and Commercialize [***] CDCC Territory, in the Field, including through the use of Third Party contractors in accordance with Section 2.2.3 (Subcontracting).

5.4License or Sublicense [***] in the FATE Territory. FATE shall have the right to grant one or more Sublicense through multiple tiers for the Development, manufacturing and Commercialization of [***] in the [***] Territory, at FATE's sole discretion, with respect to the FATE Intellectual Property and rights licensed to FATE by ONO under Section 5.3 (Licenses to FATE), subject to the following:

5.4.1If FATE enters into a Sublicense agreement to develop or commercialize [***] in the [***] Territory, then the JSC's involvement in the Research, Development, and Commercialization of [***] in the territory of such Sublicense agreement will be subject to and subordinate to such Sublicense agreement, provided that (a) both FATE and ONO shall remain obligated to provide safety information pursuant to any safety or Pharmacovigilance Agreement entered into by the Parties with respect to [***] in each Party's respective Territory, regardless of any Sublicense agreement; and (b) upon ONO's request, FATE shall use Commercially Reasonable Efforts to arrange and establish a committee constituted by representatives of FATE, such Sublicensee and ONO to oversee and monitor Development and/or Commercialization of [***] on global basis.

5.4.2With respect to the [***] shall obligate any of its Sublicensees to [***].

5.4.3FATE shall not grant any Sublicense under FATE Intellectual Property that would materially conflict with this Agreement. FATE shall notify ONO in writing whether a Sublicensee has agreed to the terms of this Section 5.4 promptly after execution of the applicable Sublicense agreement.

5.4.4If a Sublicensee of FATE does not agree to any or all of this Section 5.4, then FATE shall not grant to such Sublicensee the applicable reciprocal rights [***].
5.4.5Notwithstanding anything herein to the contrary, to the extent that (a) [***] or (b) [***].

5.5[***]

5.5.1 [***]

5.5.2  [***]

5.5.3  [***]

5.6Use of Names; Logo; Patent Marking. The packaging for each Collaboration Product Commercialized by ONO under this Agreement shall be marked (to the extent required by

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Laws): (a) with a notice that such Collaboration Product is sold under a license from FATE and (b) with applicable patent notices relating to the FATE Patents in such a manner as may be permitted or required by Laws. To the extent permitted under Laws, the packaging and labeling for such Collaboration Product will bear both the ONO name and logo and the FATE name and FATE logo as set forth on Exhibit 5.6 ("Fate Logo"), and such names and logos will be presented with substantially equivalent prominence in any product presentations, exhibit booths, conferences, or promotion materials or activities. FATE will be responsible for registering and policing the FATE Logo in order to enable ONO to appropriately mark any packaging with the FATE Logo, to the extent permitted or required by Laws. Except as set forth in this Section 5.6 (Use of Names; Logo; Patent Marking) and Section 2.5.3 (Global Brand Strategy for Collaboration Products), no right or license, express or implied, is granted to ONO to use any trademark, trade name, trade dress, or service mark Controlled by FATE or any of its Affiliates. Likewise, no right or license, express or implied, is granted to FATE to use any trademark, trade name, trade dress or service mark Controlled by ONO or any of its Affiliates except as provided in Section 2.5.3 (Global Brand Strategy for Collaboration Products).

5.7Third Party In-Licenses. All licenses granted under this Article 5 (Licenses), to the extent they constitute sublicenses under this Article 5 (Licenses), are subject to the relevant terms and conditions of the granting Party's agreement with the Third Party that owns or otherwise Controls such intellectual property rights, subject further to Sections 7.5.6 (Upstream Limitations), 7.10.1 (Existing  Agreements) and 9.2 (Additional Representations and Warranties of FATE). Any exclusive licenses that are granted under this Article 5 (Licenses) that constitute sublicenses are exclusive only to the extent of the exclusive nature of the license granted to the granting Party.

5.8No Implied Licenses; Retained Rights; Government Rights.

5.8.1No Implied Licenses, Retained Rights. No license or other right is or shall be created or granted hereunder by implication, estoppel, or otherwise. All licenses and rights are or shall be granted only as expressly provided in this Agreement. All rights not expressly granted by either Party under this Agreement are reserved by such Party and may not be used by the other Party for any purpose.

5.8.2Government Rights. This Agreement is expressly subject to the reservation on behalf of the U.S. government under 35 U.S.C. § 200–212 and regulations promulgated thereunder. ONO shall take all action necessary on its part to enable FATE to satisfy its obligation to substantially manufacture in the United States to the extent required under 35 U.S.C. § 200–212 and regulations promulgated thereunder.

5.9[***]

5.9.1[***]

[***]

[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

5.9.2[***]

[***]

[***]

5.10[***]

Article 6
Financial Terms

6.1Upfront Option Fee. In consideration for the rights granted to ONO under this Agreement, ONO shall pay to FATE a one-time-only, non-refundable, non-creditable payment of Ten Million Dollars ($10,000,000) within [***] Business Days after the Effective Date in accordance with Section 6.6 (Manner of Payment).

6.2Research and Development Costs.

6.2.1ONO Research and Development. ONO shall bear, and shall be fully and individually responsible for, all costs related to research and development of the [***]. No such costs will be included in any budgets under this Agreement or Annual R&D Fees below.

6.2.2FATE Research and Development. As consideration for FATE's conduct of the Joint Development Plan, ONO shall pay to FATE, in accordance with Section 6.6 (Manner of Payment), annual research and development fees ("Annual R&D Fees") [***]. As of the Effective Date, the Parties agree that such annual budget for the Joint Development Plan shall be equal to the amounts as set forth below, subject to any increase for an Unexpected Cost Increase as set forth in Section 2.3.7 (Additional Development). [***], ONO will pay a prorated amount for such Payment Quarter, calculated by multiplying the quarterly amount based on the Annual R&D Fees by a fraction equal to the total number of days in such Payment Quarter divided by ninety (90) days. [***]

Research Term Year	Estimated Annual Collaboration Budget	Annual R&D Fees
1	[***]	$5,000,000
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.3Milestone Payments. In consideration for the rights and licenses granted to ONO under this Agreement, ONO shall make milestone payments, in accordance with Section 6.6 (Manner of Payment), to FATE described in Sections 6.3.1 [***] through 6.3.5 (Sales Milestones). The milestone payments, including [***] AABD Research Milestone Fee and Option Exercise

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Payments set forth in this Section 6.3 shall all be non-refundable and non-creditable and, except as expressly set forth in Sections 6.3.4 (Development Milestones) and 6.3.5 (Sales Milestones) for the milestone payments applying to each Collaboration Product [***].

6.3.1[***]. ONO shall pay to FATE [***] Dollars ($[***]) upon delivery by ONO to FATE of the ONO Antigen Binding Domain ("[***]").

6.3.2AABD Research Milestone Fee. In the case ONO has not delivered to FATE the ONO Antigen Binding Domain [***] (or the end of any extended period that is mutually agreed by the Parties) and thereafter [***] ONO shall pay to FATE [***] Dollars ($[***])[***], in which ONO will be granted the license for [***] or (b) [***] Dollars ([***]) [***] in which ONO will be granted the license for [***].  For clarity, in such case ONO shall not be required to pay the [***] pursuant to Section 6.3.1 [***] above.

6.3.3Option Exercise Payments. Upon exercise of an ONO Option, ONO shall pay FATE the option exercise payments described below (the "Option Exercise Payments").

(a)[***]. ONO shall pay to FATE [***] Dollars ([***]) upon the Exercise Date for [***] for further Research, Development and Commercialization of [***].

(b)[***]. If ONO exercises the ONO Option for [***] and (i) FATE does not exercise the [***] with respect to [***] then ONO shall pay to FATE [***] Dollars ([***]) upon the earlier of (A) expiration of the CDCC Option Period and (B) the receipt by ONO of the notice from FATE with respect to such non-exercise of the CDCC Option, but in no case earlier than the Exercise Date; or (ii) FATE exercises the CDCC Option with respect to [***] then ONO shall pay to FATE [***] Dollars ($[***]) upon the receipt by ONO of the notice from FATE with respect to exercising such CDCC Option for [***] but in no case earlier than the Exercise Date; provided, however, that in the case [***], ONO shall pay to FATE [***] Dollars ([***]) upon the Exercise Date of the ONO Option, instead of paying [***] Dollars ($[***]) or [***] ($[***]), as applicable, pursuant to this Section 6.3.3(b).

6.3.4Development Milestones. ONO shall make the milestone payments set forth below to FATE in accordance with Section 6.6 (Manner of Payment) upon the achievement of each of the corresponding milestone events for each Indication set forth in the relevant table (the "Development Milestone Payments"). ONO shall notify FATE within [***] Business Days after the achievement of each milestone event in this Section 6.3.4 by or on behalf of ONO or its Affiliates or Sublicensees. Such payments shall be due to FATE for each Collaboration Product and Indication within the description in the table. If a subsequent milestone event is achieved with respect to a particular Collaboration Product before a prior milestone event for such Collaboration Product, then all such prior milestone events for the applicable Collaboration Product shall be deemed achieved upon achievement of the subsequent milestone event and shall become payable (if not previously paid). As an example, a milestone event related to [***] shall be considered achieved upon [***]. For further clarity, the development milestone events for [***] as applicable, will be deemed achieved by the [***] as applicable.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(a)[***] in ONO Territory.

Development Milestone Event	Milestone Payment
	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

(b)[***] in the United States.

Development Milestone Event *	Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

* [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(c)[***] in Europe.

Development Milestone Event *	Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

* [***]

(d)[***] in Asia.

Development Milestone Event	Milestone Payment
	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.3.5Sales Milestones. ONO shall pay to FATE the applicable Annual Net Sales threshold milestone payments set forth below in accordance with Section 6.6 (Manner of Payment) the first time that the Annual Net Sales by ONO, and its Affiliates and its Sublicensees, of the described Collaboration Products in the ONO Territory, or specified portion of the FATE CDCC Territory, reach or exceed the relevant amounts set forth in the table below (the "Sales Milestone Payments"). ONO shall notify FATE within [***] days after the end of the Calendar Year in which the applicable milestone event(s) is(are) achieved. For the avoidance of doubt, if more than one Annual Net Sales threshold is first achieved by a Collaboration Product in a particular Calendar Year, then all applicable milestone payments will be payable.

(a)[***] in the ONO Territory.

Sales Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)[***] in the United States.

Sales Milestone Event *	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(c)[***] in Europe.

Sales Milestone Event *	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* [***]

(d)[***] in Asia.

Sales Milestone Event	Milestone Payment
[***] *	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.4Royalty Payments. As further consideration for the rights and licenses granted to ONO under this Agreement, subject to Sections 6.4.4 (Necessary License), 6.4.5 (Royalty Deduction), [***] and 6.5 (Payments if CDCC Option is Exercised), ONO will pay FATE tiered royalties on the Annual Net Sales by ONO, its Affiliates and its Sublicensees of all Collaboration Products in the ONO Territory (other than the FATE CDCC Territory during the CDCC Term) as described in the tables below, on a country-by-country basis and on a Collaboration Product–by–Collaboration Product basis, for the applicable country in the specified ONO Territory, at the applicable royalty rates set forth in the tables below. Only one royalty payment shall be due with respect to the same sales unit of the Collaboration Product.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.4.1[***] in the ONO Territory.

Aggregate Annual Net Sales in the ONO Territory*	Royalty
On the portion of Annual Net Sales up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***]	[***]

* [***]

6.4.2[***] in Asia.

Aggregate Annual Net Sales in Asia*	Royalty
On the portion of Annual Net Sales up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***]	[***]

* [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.4.3[***] Outside Asia. If FATE does not exercise the CDCC Option under Section 2.4.4 (CDCC Option), or if there is an Opt-Out for the U.S. and/or Europe following FATE's exercise of the CDCC Option, then the royalty rates below shall apply. During the CDCC Term for the U.S., there will be no royalties due on Annual Net Sales of [***] in the United States, and during the CDCC Term for Europe, there will be no royalties due on Annual Net Sales of [***] in Europe, and instead, in each case, the Parties will share profits and losses in the applicable FATE CDCC Territory pursuant to Section 6.5 (Payments if CDCC Option is Exercised) hereof.

Aggregate Annual Net Sales in the U.S.*	Royalty
On the portion of Annual Net Sales up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***]	[***]

* [***]

Aggregate Annual Net Sales in Europe*	Royalty
On the portion of Annual Net Sales up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***]	[***]

* [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Aggregate Annual Net Sales in the Rest of the ONO Territory outside of U.S., Europe and Asia *	Royalty
On the portion of Annual Net Sales up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***] and up to (and including) [***]	[***]
On the portion of Annual Net Sales exceeding [***]	[***]

* [***]

6.4.4Necessary License. ONO shall have the right to deduct, on a country-by-country basis and on a Collaboration Product–by–Collaboration Product basis, from the royalty payment due to FATE pursuant to Sections 6.4.1 ([***] in the ONO Territory), 6.4.2 ([***] in Asia) and 6.4.3 ([***] Outside Asia) with respect to Net Sales of a Collaboration Product in the ONO Territory (other than the FATE CDCC Territory during the CDCC Term) during any Calendar Quarter, [***] percent ([***]) of the royalties paid by ONO pursuant to a Necessary License agreement on account of the sale of such Collaboration Product in such country during such Calendar Quarter, [***].

6.4.5Royalty Deduction. All royalties payable under this Section 6.4 (Royalty Payments) shall be payable on a Calendar Quarterly basis during the Royalty Term for such Collaboration Product in each country in the relevant Territory (or portion thereof). [***]

6.4.6[***]

6.4.7Royalty Payment Reports. After the First Commercial Sale of a Collaboration Product and for the Royalty Term for such Collaboration Product, ONO shall furnish to FATE a written report, within [***] days after the end of each Calendar Quarter (or portion thereof if this Agreement terminates during a Calendar Quarter), showing the amount of royalty due for such Collaboration Product for such Calendar Quarter (or portion thereof). Royalty payments for each Calendar Quarter shall be due at the same time as such written report for the Calendar Quarter. With each quarterly payment, ONO shall deliver to FATE a full and accurate accounting to include at least the following information: (a) [***] (b) [***] (c) [***] (d) [***] and (e) [***]. ONO shall calculate Net Sales by assigning each individual deduction permitted under Section 1.74 (Net Sales) to one of the categories of permitted deductions set forth in Section 1.74(a) through (g).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.5Payments if CDCC Option is Exercised. If FATE exercises the CDCC Option, then during the CDCC Term the Parties shall share profits and losses [***] in the [***] Territory according to the terms agreed to by the Parties pursuant to Section 2.4.4 (CDCC Option).

6.6Manner of Payment. All payments to be made by a Party hereunder shall be made in Dollars by wire transfer of immediately available funds to the bank account as shall be designated by the other Party [***] and shall be made within the specified days (or Business Days as the case maybe) set forth in the applicable Section hereof, or if such timing is not specified, within [***] days, subject to the provision set forth in Section 6.10 (Taxes), in each case following the receipt by a Party of the relevant taxation documents, if applicable, and an invoice referring to this Agreement and the Section number relating to such payment and specifying the invoice date, the amount payable by such Party, the triggering event (in case of milestone payments) and such designated bank account. Late payments shall bear interest at the rate provided for in Section 6.11 (Interest Due).

6.7Records Retention. Commencing with the First Commercial Sale of a Collaboration Product by ONO, ONO shall keep, and shall cause each of its respective Affiliates, and Sublicensees, if any, to keep, full and accurate books of accounting in accordance with IFRS or GAAP, as applicable, containing all particulars that may be necessary for the purpose of calculating all royalties and sales milestones payable to FATE under this Article 6 (Financial Terms), for a period of [***]after the Calendar Year in which such sales occurred, in sufficient detail to permit FATE to confirm the accuracy of royalties paid hereunder.

6.8Audits. Commencing with the First Commercial Sale of a Collaboration Product, during the Term and for a period of [***] thereafter, [***] ONO shall permit an independent, certified public accountant of nationally recognized standing appointed by FATE, and reasonably acceptable to ONO, during the business hours of ONO upon [***] to examine such records which ONO is obligated to retain pursuant to Section 6.7 (Records Retention) as may be necessary for the sole purpose of verifying the calculation and reporting of Annual Net Sales and the correctness of any royalty payment and sales milestone payment made under this Agreement. FATE shall cause such an independent, certified public accountant to enter into an appropriate confidentiality and non-use agreement with ONO setting forth the customary terms and conditions of such agreement and provisions relating to subsections (a) and (b) as well as the following sentences below. Results of any such examination shall be made available to both ONO and FATE. The independent, certified public accountant shall disclose to (a) FATE only the royalty amounts which the independent auditor believes to be due and payable hereunder to FATE, and shall disclose no other information revealed in such audit, and (b) ONO such amount and grounds for the discrepancy from the amount paid and the amount due specifying the records that such discrepancy occurs as an evidence. Any and all records examined by such independent accountant shall be deemed ONO's Confidential Information and trade secret which may not be disclosed by said independent, certified public accountant to FATE or any Third Party except the information permitted to be disclosed to FATE pursuant to subsection (a) above. If, as a result of any inspection of the books and records of ONO, it is shown that ONO's payments under this Agreement were less than the amount which should have been paid, then ONO shall make all payments required to be made to eliminate any

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

discrepancy revealed by said inspection [***]. If the audit reveals any overpayment, the amount overpaid by ONO [***]. For clarity, FATE shall have no rights to audit the records to which ONO's obligation to retain pursuant to Section 6.7 (Records Retention) has expired, or that have once been audited pursuant to this Section 6.8. The royalty payment of ONO on the Annual Net Sales based on such records for which FATE's audit rights have expired under this Agreement shall be fixed, and in no event shall a claim by FATE relating to such royalty payment be disputable and deemed a Dispute or any other dispute under this Agreement.

6.9Currency Exchange. All payments under this Agreement shall be payable, in full, in Dollars, regardless of the country(ies) in which sales are made. For the purposes of computing Net Sales of Collaboration Products Commercialized by a Party that are sold in a currency other than Dollars, such currency shall be converted into Dollars [***].

6.10Taxes

6.10.1Where any sum due to be paid to any Party hereunder is subject to any withholding or similar tax, the Parties will use their Commercially Reasonable Efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement or treaty or other exemption from such tax. In the event there is no applicable double taxation agreement or treaty or other exemption, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax or is not available, the payor will remit such withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due to the payee and secure and send to the payee the best available evidence of the payment of such withholding or similar tax. In the event that a government authority retroactively determines that a payment made by a Party pursuant to this Agreement should have been subject to withholding or similar (or to additional withholding or similar) taxes, and such Party remits such withholding or similar taxes to the government authority, including any interest and penalties that may be imposed thereon (together with the tax paid, the "Withholding Amount"), such Party will have the right: (a) to offset the Withholding Amount against future payment obligations of such Party under this Agreement; or (b) to invoice the other Party for the Withholding Amount (which will be payable by the other Party within sixty (60) days of its receipt of such invoice). The Parties shall cooperate in accordance with applicable Laws to minimize taxes in connection with this Agreement.

6.10.2Notwithstanding the foregoing in Section 6.10.1, [***].

6.10.3Each Party agrees to cooperate with the other Party in claiming exemptions or reductions from such deductions or withholdings to the fullest extent permitted by any Law, agreement or treaty from time to time in effect, including the submission of Form 3 and Form 17 (application form for the relief from Japanese Income Tax on Royalties) duly signed by FATE and Certificate of Residence of FATE issued and signed by the tax authority in the United States, and a properly completed and duly executed IRS Form W-8 from ONO, and any other document that may be required for the similar purpose from time to time during the Term, for such claim prior to the wire transfer of such payments by a Party. The Parties acknowledge that such exemptions or reductions may be applicable only prior to the actual transfer of the payment.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.10.4All payments are exclusive of value added taxes, sales taxes, consumption taxes and other similar taxes (the "Indirect Taxes"). If any Indirect Taxes are chargeable in respect of any payments, the payor Party will pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the payee Party in respect of those payments, and the amount due to the payee Party shall be paid without offset. The payee Party will issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If either Party, or a governmental authority, determines that a payment made by a Party pursuant to this Agreement should have been subject to Indirect Taxes, and the payee Party remits such Indirect Taxes, the payor Party shall indemnify the payee Party with respect to, and shall promptly reimburse the payee Party for, such Indirect Taxes (including any interest and penalties that may be imposed thereon). If the Indirect Taxes originally paid or otherwise borne by the payor Party are in whole or in part subsequently determined not to have been chargeable, then at the request of the payor Party, all commercially reasonable steps will be taken by the payee Party to receive a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to the payee Party (net of the payee Party's reasonable out-of-pocket costs and expenses associated with such refund) will be transferred to the payor Party within [***].

6.11Interest Due. Without limiting any other rights or remedies available to the other Party, a paying Party shall pay the other Party interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***]per month or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

Article 7
Intellectual Property

7.1Ownership of Inventions.

7.1.1Inventorship. Inventorship of inventions conceived, developed or reduced to practice in the course of activities performed under or contemplated by this Agreement ("Inventions") shall be determined by application of U.S. patent Laws pertaining to inventorship. In no event shall either Party be liable for compensation to any inventors for Inventions conceived, developed or reduced to practice by director(s), officer(s) or employee(s) of the other Party regardless of which Party has ownership rights to such Inventions pursuant to this Section 7.1; provided, however, [***] regardless of which Party has ownership rights to such Inventions pursuant to this Section 7.1.

7.1.2Ownership of Inventions.

(a)General Rules of Ownership. Subject to Section 7.1.2(b) (Ownership by Subject Matter), all Inventions conceived, developed or reduced to practice solely by or on behalf of ONO shall be solely owned by ONO, all Inventions conceived, developed or reduced to practice solely by or on behalf of FATE shall be solely owned by FATE, and all Inventions

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

conceived, developed or reduced to practice jointly by or on behalf of ONO and FATE shall be jointly owned by ONO and FATE. In this case, each Party owns an equal and undivided interest in such jointly-owned Inventions, with the right to practice, license and exploit such Inventions without the duty or accounting or seeking consent from the other Party, subject to any exclusive licenses granted herein and in a way not inconsistent with this Agreement.

(b)Ownership by Subject Matter. Notwithstanding Section 7.1.2(a) (General Rules of Ownership), the ownership of the following Inventions shall be as follows, regardless of the inventorship of such Inventions between the Parties:

(i)FATE shall solely own all Inventions directed to: (A) [***] (B) [***] and (C) [***].

(ii)ONO shall solely own all Inventions directed to [***].

(iii)ONO and FATE shall jointly own all Inventions directed to: [***]. Each Party shall own an equal and undivided interest in such jointly-owned Inventions, with the right to practice, license and exploit such Inventions without the duty of accounting or seeking consent from the other Party, subject to any exclusive licenses granted herein and in a way not inconsistent with this Agreement.

(c)All Inventions jointly owned by ONO and FATE in accordance with Sections 7.1.2(a) or (b) above shall be deemed "Joint Inventions". All Inventions solely owned by FATE, as well as FATE's interest in all of the Joint Inventions, shall be included in the FATE Know-How, and all Patents claiming such Inventions shall be included in FATE Patents. All Inventions solely owned by ONO, as well as ONO's interest in all of the Joint Inventions, shall be included in the ONO Know-How, and all Patents claiming such Inventions shall be included in ONO Patents.

(d)Notwithstanding the second sentence of each of Sections 7.1.2(a) and 7.1.2(b)(iii), in the case that, due to the patent strategy agreed to between the Parties, [***] provided, however, that each Party shall have the right to practice and exploit such Joint Invention and Joint Patent solely in accordance with this Agreement. Notwithstanding anything in this Agreement to the contrary, each Party's rights with respect to prosecution, enforcement, and defense for infringement of such Joint Patent shall be discussed in good faith by the patent subcommittee and determined by the Parties and, as applicable, [***].

7.1.3Disclosure. Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, to so disclose, the conception, development or reduction to practice of any Invention during the Term of this Agreement. Each Party shall cause its Affiliates, employees, directors, and officers to so assign to such Party, such person's or entity's right, title and interest in and to any such Inventions, and intellectual property rights therein, as is necessary to enable such Party to fully effect the ownership of such Inventions, and intellectual property rights therein, as provided for in Section 7.1.2 (Ownership of Inventions). Each Party shall include provisions in its relevant agreements with Third Party contractors performing obligations

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

on its behalf pursuant to this Agreement, that effect the intent of this Article 7 (Intellectual Property). Furthermore, each Party shall use Commercially Reasonable Efforts to include provisions in its relevant agreements with Third Party independent researchers or Sublicensees performing obligations on its behalf pursuant to this Agreement, that effect the intent of this Article 7 (Intellectual Property); provided, however, that [***]. Each Party shall, and shall cause its Affiliates, employees, directors, and officers, and to the extent applicable its Sublicensees, Third Party independent researchers and Third Party contractors, in each case to cooperate with such other Party and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect such other Party's right, title and interest in and to Inventions, and intellectual property rights therein, as set forth in this Section 7.1 (Ownership of Inventions).

7.2Prosecution of FATE Patents.

7.2.1Filing, Prosecution, and Maintenance of FATE Patents. FATE shall, at its sole costs and expense, be responsible, using patent counsel selected by FATE (for clarity, all references in this Article 7 (Intellectual Property) to "patent counsel" shall include inside patent counsel as well as outside patent counsel), for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings and reexaminations) and maintenance of FATE Patents solely owned by FATE, including, without limitation, those claiming Inventions to be owned by FATE under this Agreement. For any FATE Patent for which ONO has been granted a license under Section 5.1.2 (License upon Exercise of ONO Option [***]) or Section 5.1.3 (License upon Exercise of ONO Option [***]. FATE shall provide to ONO copies of any filings and correspondence of such FATE Patents solely owned by FATE promptly upon their being filed or received in the ONO Territory and shall promptly notify ONO in writing of any developments in filing, prosecution and maintenance in the Territory with respect to any FATE Patents in-licensed by FATE. The Parties acknowledge and agree that FATE has the final decision making authority with respect to any dispute on such preparation, filing, prosecution and maintenance of such FATE Patents and any inadvertent failure of FATE to comply with this Section 7.2.1 with respect to thereto, [***].

7.2.2Opt Out by FATE. For any FATE Patent for which ONO has been granted a license under Section 5.1.2 (License upon Exercise of ONO Option for [***]) or Section 5.1.3 (License upon Exercise of ONO Option for [***] FATE shall notify ONO of such decisions at least [***] days prior to any pending lapse or abandonment of the applicable FATE Patent. ONO shall notify FATE promptly whether or not ONO wishes FATE to file, prosecute or maintain such FATE Patent or such new patent application. [***]. In these events, FATE shall notify ONO if it elects to continue to prosecute or maintain or to file the applicable FATE Patent within [***] days from its receipt of ONO' notice. If FATE does not so elect, then (a) ONO may (but is not obliged to) prepare, file, prosecute, and maintain, as applicable, such FATE Patent or such new patent application, [***] (b) FATE shall fully cooperate with ONO in providing ONO with information in its possession necessary for such preparation, filing, prosecution and maintenance, and (c) FATE shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents necessary for ONO to file and prosecute such patent

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

applications or to obtain or maintain such Patents. [***]. In the case of each FATE Patent filed, prosecuted and maintained by ONO, such FATE Patent shall cease being a FATE Patent for the purpose of determining the royalty rate and Royalty Term with respect to the relevant Collaboration Product pursuant to Section 6.4 (Royalty Payment) hereof in such country of filing, prosecution and maintenance. With respect to any FATE Patent in-licensed by FATE and for which ONO has been granted a sublicense under Section 5.1.2 (License upon Exercise of [***]) or Section 5.1.3 (License upon Exercise of [***] provided, however, that if FATE desires to abandon such FATE Patent, FATE shall promptly notify ONO of such desire and both Parties shall discuss the implications of such abandonment in good faith.

7.3Prosecution of ONO Patents

7.3.1Filing, Prosecution, and Maintenance of ONO Patents. ONO shall, at its sole costs and expenses, be responsible, using patent counsel selected by ONO, for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings and reexaminations) and maintenance of ONO Patents solely owned by ONO. ONO shall reasonably consult with FATE, and shall take any FATE comments into good faith consideration, with respect to the preparation, filing, prosecution and maintenance of those ONO Patents in the FATE Territory [***] that are solely owned by ONO and that [***]. ONO shall provide to FATE copies of filings and correspondence of such ONO Patents solely owned by ONO promptly upon their being filed or received in such ONO Territory and in the FATE Territory and shall promptly notify FATE in writing of any developments in filing, prosecution and maintenance in such ONO Territory and in the FATE Territory with respect to any ONO Patents in-licensed by ONO. The Parties acknowledge and agree that ONO has the final decision making authority with respect to any dispute on such preparation, filing, prosecution and maintenance of such ONO Patents and [***].
7.3.2Opt Out by ONO. For any ONO Patent for which FATE has been granted a license under Section 5.3.2 (License for Collaboration Candidates and Products) or Section 5.3.3 (License upon Exercise of CDCC Option for [***]. In these events, ONO shall notify FATE if it elects to continue to prosecute or maintain or to file the applicable ONO Patent within [***] days from its receipt of FATE's notice. If ONO does not so elect, then (a) FATE may (but is not obliged to) prepare, file, prosecute, and maintain, as applicable, such ONO Patent or such new patent application, [***], (b) ONO shall fully cooperate with FATE in providing FATE with information in its possession necessary for such preparation, filing, prosecution and maintenance, and (c) ONO shall sign or use Commercially Reasonable Efforts to have signed all legal documents necessary for FATE to file and prosecute such patent applications or to obtain or maintain such Patents. [***]. In the case of each ONO Patent filed, prosecuted and maintained by FATE, such ONO Patent shall cease being an ONO Patent for the purpose of determining the royalty rate and Royalty Term with respect to FATE Cell Therapy pursuant to [***] hereof in such country of filing, prosecution and maintenance. With respect to ONO Patent in-licensed by ONO and for which FATE has been granted a sublicense under Section 5.3.2 (License for Collaboration Candidates and Products) or Section 5.3.3 (License upon Exercise of CDCC Option for [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

7.4Filing, Prosecution, and Maintenance of Joint Patent. Upon receiving notice of the creation of Joint Inventions, [***] shall have the first right, but not the obligation, to be responsible for obtaining and maintaining any Patents that claim or disclose such Joint Inventions ("Joint Patents"). If [***] elects to be responsible for such activities, [***] shall file, prosecute, and maintain all Joint Patents throughout the world, in the names of [***]. [***] shall provide [***] an opportunity to review and comment on material documents related to such filing, prosecution and maintenance in accordance with this Section 7.4, which comments [***] shall consider in good faith. If [***] decides not to be responsible for obtaining or maintaining any particular Joint Patent in a country, [***] shall notify [***] in writing and [***] shall have the right, but not the obligation, to be responsible for such activities in such country. In this case, [***] may file, prosecute, and maintain such Joint Patents in such country in the names of both [***] and [***], and [***] shall provide [***] an opportunity to review and comment on material documents related to such filing, prosecution and maintenance in accordance with this Section 7.4, which comments [***] shall consider in good faith. Each Party shall at its own cost, sign, or use Commercially Reasonable Efforts to have signed, all legal documents necessary to file and prosecute Joint Patent applications or to obtain or maintain Joint Patents. Each Party shall fully cooperate with the other Party in providing the other Party with necessary information in its possession for such filing, prosecution and maintenance. The Parties shall share [***]; provided, however, that any of such costs for [***] (collectively, "Joint Patent Costs"). The Party who is responsible for the filing, prosecution and maintenance of the Joint Patent ("Joint IP Prosecuting Party") shall, through its patent counsel, if applicable, invoice the other Party for such Joint Patent Costs within [***] days after such Joint Patent Costs were incurred and the other Party shall pay such Joint Patent Costs to the applicable Party or its patent counsel within [***] days after receipt of such invoice. Notwithstanding this Section 7.4, if a Party does not wish to bear Joint Patent Costs with respect to a Joint Patent in a country, such Party may, by providing [***] days prior written notice to the other Party, terminate its obligation to pay such Joint Patent Costs. Such Party shall promptly assign all of its right, title and interest in and to such Joint Patent in such country to the other Party upon such other Party's written request at such other Party's cost; provided, however, that such Joint Patent shall cease being a Joint Patent and shall be deemed either a FATE Patent solely owned by FATE if ONO is the assigning Party or an ONO Patent solely owned by ONO if FATE is the assigning Party.

7.5Enforcement of FATE Patents, ONO Patents or Joint Patent Against Infringers.

7.5.1Notice. In the event that, following the Exercise Date with respect to the applicable Collaboration Candidate, FATE or ONO becomes aware of [***], such Party shall notify the other Party promptly, and following such notification, the Parties shall confer.

7.5.2Enforcement of FATE Patents.

(a)FATE shall bring any action or proceeding to enforce or defend, as applicable, at its own expense, including without limitation, attorney's fees and in its own name and entirely under its own direction and control, subject to Section 7.5.2(c), any FATE Patent [***]. ONO shall reasonably assist FATE [***] in any such action or proceeding if so requested, execute any

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

instruments and documents as may be reasonably required for FATE to take any such actions, and shall lend its name to such actions or proceedings if requested by FATE or required by Laws. FATE shall keep ONO informed of the progress of any such action or proceeding. ONO shall have the right to participate and be represented in any such action or proceeding by its own counsel at its own expense including without limitation such attorneys' fees. No settlement of any such action or proceeding nor court order or decision to the extent appealable which restricts or adversely affects the scope of the licenses granted by FATE to ONO under the terms of this Agreement, or which may adversely affect the Commercialization of a Collaboration Product by ONO in the ONO Territory, will be entered into, or accepted, by FATE without the prior written consent of ONO, which consent shall not be unreasonably withheld, delayed or conditioned. FATE will consult with ONO and will take any ONO comments into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any such FATE Patent [***] in any such action or proceeding. FATE shall provide to ONO copies of any papers relating to the infringement and/or invalidity litigation of any such involved FATE Patents [***] promptly upon their being filed or received. ONO shall not have any right to independently settle any such action or proceeding without FATE's prior written consent, [***].

(b)If FATE elects not to bring any action or proceeding with respect to a Competitive Product Infringement in the ONO Territory (other than the FATE CDCC Territory during the CDCC Term) in accordance with the second sentence of Section 7.5.2(a) within [***] after first notifying ONO or being notified by ONO with respect thereto, then the Parties will promptly confer and attempt to agree on a course of action. [***]

(c)Notwithstanding anything to the contrary in this Section 7.5.2, FATE shall have the sole right (but not obligation) and discretion for the enforcement of FATE Patents [***] in the FATE Territory other than the FATE CDCC Territory during the CDCC Term.

7.5.3Enforcement of ONO Patents.

(a)ONO shall bring any action or proceeding to enforce or defend, as applicable, at its own expense, including without limitation, attorney's fees and in its own name and entirely under its own direction and control, subject to Section 7.5.3(c), any ONO Patent [***]. FATE shall reasonably assist ONO [***] in any such action or proceeding if so requested, execute any instruments and documents as may be reasonably required for ONO to take any such actions, and shall lend its name to such actions or proceedings if requested by ONO or required by Laws. ONO shall keep FATE informed of the progress of any such action or proceeding. FATE shall have the right to participate and be represented in such action or proceeding separately by counsel of its own choice and at its own expense including without limitation such attorneys' fees. No settlement of any such action or proceeding nor court order or decision to the extent appealable which restricts or adversely affects the scope of the licenses granted by ONO to FATE under the terms of this Agreement, or which may adversely affect the Commercialization of a Collaboration Product by ONO in the ONO Territory or by FATE in the FATE Territory, will be entered into, or accepted, by ONO without the prior written consent of FATE, which consent shall not be unreasonably withheld, delayed or conditioned.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ONO will consult with FATE and will take any FATE comments into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any such ONO Patent, as applicable, in any such action or proceeding. ONO shall provide to FATE copies of any papers relating to the infringement and/or invalidity litigation of any such involved ONO Patents promptly upon their being filed or received. FATE shall not have the right to independently settle any such action or proceeding without ONO's prior written consent, [***].

(b)If ONO elects not to bring any action or proceeding with respect to a Competitive Product Infringement in the FATE Territory or the ONO Territory (other than the FATE CDCC Territory during the CDCC Term) in accordance with the second sentence of Section 7.5.3(a) within [***] after first notifying FATE or being notified by FATE with respect thereto, then the Parties will promptly confer and attempt to agree on a course of action. [***].

7.5.4Joint Enforcement in FATE CDCC Territory During CDCC Term. In the case of any Competitive Product Infringement of any FATE Patent, ONO Patent or Joint Patent in the FATE CDCC Territory during the CDCC Term, the Parties shall promptly confer to consider such Competitive Product Infringement and the appropriate course of action in good faith.

7.5.5Damages. In the event that either Party exercises the rights conferred in this Section 7.5 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all out-of- pocket costs and expenses incurred by the Parties in connection therewith, including without limitation attorneys' fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds remain from such damages or other sums recovered, it shall be shared [***].

7.5.6Upstream Limitations. Each Party's rights to enforce a FATE Patent or ONO Patent pursuant to this Section 7.5, or to defend against a Competitive Product Infringement in any action or proceeding described in Section 7.5.1 (Notice), shall be subject to the applicable provisions of any agreements between the Party Controlling such Patents and its licensor. In the case that (a) the provisions of any agreement between a Party Controlling a Patent and its licensor prevail over this Agreement, (b) the Party Controlling a Patent and its licensor do not enforce or defend such Patent against a Competitive Product Infringement and the other Party's Commercialization of such Collaboration Product is adversely affected by such Competitive Product Infringement, and (c) the other Party cannot be provided the rights to enforce such Patent against a Competitive Product Infringement commensurate with its rights as provided for in this Section 7.5, or to defend against a Competitive Product Infringement in any action or proceeding commensurate with its rights as provided for in Section 7.5.1 (Notice), [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

7.6Patent Term Extension. FATE and ONO shall each cooperate with one another and shall use Commercially Reasonable Efforts to obtain patent term extension (including without limitation any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to Patents claiming the Collaboration Products, as applicable. If elections with respect to obtaining such patent term extensions are to be made, FATE shall have the right to elect to seek patent term extension or supplemental protection with respect to the relevant Collaboration Product at its sole discretion [***], and ONO shall have the right to elect to seek patent term extension or supplemental protection [***]; provided, however, that in each case, such election will be made so as to maximize the period of marketing exclusivity for the Collaboration Product. As to the patent term extension with respect to Joint Patents, the expense thereof shall be [***]. As to the patent term extension with respect to Patents claiming the Collaboration Products in the FATE CDCC Territory during the CDCC Term, both FATE and ONO shall consult each other and if both Parties agree on seeking patent term extension or supplemental protection with respect to the relevant Collaboration Product, both Parties shall do so and the expense thereof shall [***]. For such purpose, for all Regulatory Approvals, FATE shall provide ONO with written notice of any expected Regulatory Approval in the FATE Territory and ONO shall provide FATE with written notice of any expected Regulatory Approval in the ONO Territory, in each case, at least [***] days prior to the expected date of Regulatory Approval, as well as notice within [***] Business Days of receiving each Regulatory Approval confirming the date of such Regulatory Approval.

7.7Notification of Patent Certification. FATE and ONO shall provide each other with copies of any notice of the filing of an application for licensure of a Biosimilar Product that is covered by one or more FATE Patents, ONO Patents or Joint Patents pursuant to under 35 U.S.C. §271(e)(2) or receipt of access to the biosimilar application and manufacturing information pursuant to the Biologics Price Competition and Innovation Act (BPICA) at 42 U.S.C. §262(I)(2) or other similar notice by a Third Party or any other notice or document exchange pursuant to 42 U.S.C §262(I)(3)(C), 42 U.S.C §262(I)(4), notice of suit pursuant to 42 U.S.C §262(I)(6)(A) or 42 U.S.C §262(I)(6)(B) or notice of commercial marketing from a Third Party pursuant to 42 U.S.C §262(I)(8)(A) and any foreign equivalent thereof. The receiving Party shall notify and share such access with the other Party within [***] Business Days after the receiving Party receives such notice. FATE and ONO shall reasonably assist one another with respect to patent lists required under 42 U.S.C §262(I)(4) or foreign equivalent, and shall cooperate with one another in any actions reasonably undertaken by a Party in accordance with Section 7.5 (Enforcement of FATE Patents, ONO Patents or Joint Patents Against Infringers) to contest any suits under 42 U.S.C §262 (including without limitation making available documents possessed that are reasonably required and making available personnel for interviews and testimony) or foreign equivalent.

7.8Regulatory Data Protection. To the extent required by or permitted by Law, FATE and ONO shall each cooperate with one another and shall use Commercially Reasonable Efforts to [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

7.9Defense Against Claims of Infringement of Third Party Patents. If a Third Party asserts that a Patent or other right owned by it is or has been infringed by the manufacture, use, sale, offer for sale, promotion, distribution, export, import, labeling, packaging or other Commercialization of a Collaboration Candidate or Collaboration Product in the Territory, the Party first obtaining knowledge of such a claim shall immediately provide the other Party with a notice of such claim along with the related facts in reasonable detail. In such event, subject to the exercise by ONO of the ONO Option with respect to the Collaboration Product that is the subject of such Third Party assertion, [***]. FATE and ONO shall each cooperate with one another, and each Party shall have the right to be represented separately by counsel of its own choice and at its own expense, including without limitation such attorneys' fees. Notwithstanding the foregoing, no settlement shall be entered into, or accepted, without the prior written consent of the other Party if such settlement would adversely affect the rights and benefits of, or impose or adversely affect any obligations on, such other Party, which consent shall not unreasonably be withheld, delayed or conditioned.

7.10Third Party Licenses. Subject to the exercise by ONO of the ONO Option with respect to a Collaboration Product:

7.10.1Existing Agreements. The Parties agree and understand that FATE has entered into certain agreements under which FATE has been granted a license, prior to the Effective Date, with the rights to sublicense, under certain FATE Intellectual Property to Research, Develop and Commercialize any Collaboration Candidate and Collaboration Product in the Territory or to otherwise practice any other rights contemplated in this Agreement that are subject to royalty obligations (such agreements collectively, the "Existing Agreements"), [***]. The list of Existing Agreements is set forth on Exhibit 7.10.1.

7.10.2FATE Platform Improvement. The Parties acknowledge that FATE has a broad interest in improving FATE Platform Technology and as such, FATE may from time to time, in its discretion and at its expense, [***].

7.10.3Necessary License.

(a)Notice. [***], in the event a Party reasonably determines that (i) [***]or (ii) such Potential Necessary License has been deemed a Necessary License by the JSC pursuant to Section 7.10.3(b).

(b)Negotiations.  [***].

(c)Allocation of Costs.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(i)Royalties under Necessary License. Unless the Parties otherwise agree, the royalty amounts owed under any Necessary License [***]:

(A)[***]

(B)[***]

(C)[***]

(ii)Other Payments under Necessary License. For all other non- royalty payments, including milestone payments, owed by either Party to any Third Party pursuant to any Necessary License, [***].

7.10.4[***].

7.11Common Interest Disclosures. With regard to any information, opinions or other materials disclosed pursuant to this Agreement by one Party to the other Party regarding intellectual property or technology owned by Third Parties, ONO and FATE agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the performance of the Research, Development, manufacturing or Commercialization of Collaboration Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the performance of the Research, Development, manufacturing or Commercialization of Collaboration Products. Accordingly, ONO and FATE agree that all such information, opinions and other materials obtained by ONO and FATE from each other will be used solely for purposes of the Parties' common legal interests with respect to the conduct of this Agreement. All such information, opinions and other materials shall be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information, opinions and other materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information, opinions and other materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party with respect to such information, opinions and other materials without such other Party's prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against the other Party.

Article 8
Confidentiality

8.1Nondisclosure. Each Party agrees that, during the Term and for a period of [***] years thereafter, a Party (the "Receiving Party") receiving (itself or through its Affiliates) Confidential Information of the other Party (the "Disclosing Party") or its Affiliates (or that has received any such Confidential Information from the Disclosing Party or its Affiliates prior to the Effective Date) shall (a) maintain in strict confidence such Confidential Information using [***] (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose, except that each Party shall have the right to use the

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

other Party's Confidential Information in connection with the exercise of its rights or fulfilling its obligations under this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). Notwithstanding anything to the contrary in the foregoing, the obligations of confidentiality and non-use with respect to any trade secret within such Confidential Information shall survive such [***] year period until the time and unless any of the exceptions set forth in Section 8.2 (Exceptions) below applies to such Confidential Information.

8.2Exceptions. The obligations in Section 8.1 (Nondisclosure) shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:

8.2.1is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party or its Affiliates hereunder;

8.2.2was duly known to or possessed by the Receiving Party or its Affiliates prior to disclosure by the Disclosing Party;

8.2.3is subsequently disclosed to the Receiving Party or its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

8.2.4is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party or its Affiliates through no fault of the Receiving Party or any of its Affiliates; or

8.2.5is independently discovered or developed by employees of the Receiving Party or its Affiliates who had no access to, and without reference to, Confidential Information of the Disclosing Party.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because such Confidential Information is embraced by information in the public domain or in the possession of the Receiving Party. Further, no combination of Confidential Information shall be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

8.3Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances set forth in Sections 8.3.1 through 8.3.5 below:

8.3.1filing or prosecuting Patents;

8.3.2Regulatory Filings and obtaining Regulatory Approvals;

8.3.3prosecuting or defending litigation or arbitration, including without limitation responding to a subpoena in a Third Party litigation or arbitration;

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

8.3.4subject to Section 8.5 (Securities Filings), complying with Laws (including without limitation the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party's counsel, such disclosure is necessary for such compliance; and

8.3.5disclosure, solely on a "need to know basis", to [***], each of whom prior to disclosure shall be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in this Article 8 (Confidentiality); [***].

8.3.6If and whenever any Confidential Information is disclosed in accordance with this Section 8.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that exceptions set forth in Section 8.2 (Exceptions) apply to such Confidential Information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 8.5 (Securities Filings), the Receiving Party shall notify the Disclosing Party of the Receiving Party's intent to make such disclosure pursuant to this Section 8.3, other than Section 8.3.5 above, sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the Confidential Information. In this case, the Receiving Party may disclose only the Confidential Information of the Disclosing Party that is advised by its counsel or is legally required to be disclosed and shall cooperate in the Disclosing Party's action to protect the confidentiality of such Confidential Information.

8.4Terms of this Agreement. The Parties acknowledge that this Agreement and all of the respective terms of this Agreement shall be treated as Confidential Information of both Parties.

8.5Securities Filings. In the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to the terms and conditions of this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities Law, such Party shall notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing [***] Business Days (or such shorter time as practicable) prior to such filing, including without limitation any exhibits thereto relating to the terms and conditions of this Agreement. The Party making such filing shall use reasonable efforts to obtain confidential treatment of the terms and conditions of this Agreement or any portion thereof that such other Party requests be kept confidential, and shall only disclose Confidential Information that it is advised by its counsel is legally required to be disclosed. No such notice shall be required under this Section 8.5 if the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by either Party hereunder or otherwise approved by the other Party.

8.6Relationship to Confidentiality Agreement. This Agreement supersedes the Prior CDAs, provided that all "Confidential Information" disclosed or received by the Parties thereunder shall be deemed "Confidential Information" hereunder and shall be subject to the terms and conditions of this Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

8.7Collaboration Information. The Parties acknowledge and agree that (a) information specific to each Collaboration Candidate and Collaboration Product (and not otherwise applicable to any other products), including the sequences of CARs and the Antigen Binding Domains related thereto, and (b) those specific activities conducted under the Joint Development Plan, in each case (a) and (b) shall be deemed Confidential Information of both Parties for which each Party will be deemed a Receiving Party. All other information and Invention shall be deemed Confidential Information of the Party owning such information or Invention.

8.8Publications.

8.8.1Publication by a Party. Notwithstanding Section 8.7 (Collaboration Information), either Party may publish or present data and/or results including those of any Clinical Trial relating to a Collaboration Candidate, Collaboration Product or the activities conducted under this Agreement in journals and/or at conferences, subject to the prior review and comment by the other Party as set forth herein; provided that ONO shall not have the right to make any such publication or presentation with respect to a Collaboration Candidate prior to exercise of the ONO Option with respect thereto. The publishing Party shall provide the non- publishing Party with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy thereof to the non-publishing Party no less than [***] days ([***] days with respect to abstracts) before its intended submission for publication or presentation. The non-publishing Party shall have [***] days ([***] days for abstracts) of its receipt of any such abstract, manuscript or presentation to comment, and the publishing Party shall consider in good faith such non-publishing Party's comments in such abstract, manuscript or presentation. In the event the non-publishing Party objects to the disclosure in writing within the applicable review period, the publishing Party agrees to delete from the proposed disclosure any of the non-publishing Party's Confidential Information upon the reasonable request of the non-publishing Party. If the non-publishing Party identifies that any information in such proposed abstract, manuscript or presentation contains a patentable Invention, the Parties shall discuss in good faith filing a Patent application, which filing will be subject to Article 7, and the publishing Party shall delay such submission for publication or presentation until the applicable Party completes such filing or the publishing Party may, subject to the non- publishing Party's prior written consent which shall not be unreasonably withheld, delayed or conditioned, submit such proposed abstract, manuscript or presentation for publication or presentation removing the information relating to such patentable Invention in a manner which shall not negatively affect the patentability of such Invention. Once any such abstract, manuscript or presentation is accepted for publication, the publishing Party will provide the non- publishing Party with a copy of the final version of the manuscript, presentation or abstract. The Parties acknowledge that publications relating to Collaboration Candidates submitted for publication by the publishing Party prior to the Effective Date shall not be subject to the above review procedure. Either Party may issue copies of the other Party's publication as it is and its full translation in other languages (e.g. Japanese) at the same time or following the initial publication.

8.8.2Publication of Clinical Trial Results. In the case of the publication of Clinical Trial results, the Parties shall discuss and reasonably cooperate in order to facilitate the process

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

to be employed in order to ensure the publication of any summaries of Clinical Trials data and results as required under Laws on the Clinical Trial registry of each respective Party.

8.9Publicity. Upon execution of this Agreement, the Parties shall issue the press release announcing the existence of this Agreement in the form and substance as set forth in Exhibit 8.9 (Press Release) through a mutually agreed media and at a mutually agreed time. Each Party agrees not to issue any other press release or other public statement disclosing the transactions contemplated hereby that contains information not previously publicly disclosed in accordance with this Section 8.9 (Publicity) without the prior written consent of the other Party (not to be unreasonably withheld, delayed, or conditioned) unless otherwise permitted under this Article 8. Notwithstanding the foregoing, any disclosure that is required by Laws (including without limitation the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of a securities exchange or the Securities and Exchange Commission or the securities regulations of any state or other jurisdiction, as reasonably advised by the disclosing Party's counsel, may be made; provided, however, that any such required disclosure may not contain the other Party's confidential business or technical information, including without limitation its Confidential Information, unless disclosure of such information (including Confidential Information) is required by Laws or such rules or regulations, in which event the Parties will use reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information that is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances but no later than [***] Business Days (unless impracticable) prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by Laws or such rules or regulations, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party or disclosure of any patentable Invention that the reviewing Party reasonably deems to be inappropriate for disclosure and consider in good faith the reviewing Party's recommended changes subject to Section 8.3.4 (Authorized Disclosure). Nothing in this Section 8.9 (Publicity) shall be construed to prohibit ONO, FATE or their respective Affiliates or Sublicensees from making a public announcement or disclosure to their respective actual or potential partners, investors, bankers, or acquirors or a public announcement or disclosure regarding the stage of Development of Collaboration Candidates and Collaboration Products or Clinical Trial results with respect thereto as may be required by Laws or such rules or regulations, as reasonably advised by ONO's (or its Affiliates' or Sublicensees') or FATE's (or its Affiliates' or Sublicensees') counsel. Notwithstanding the foregoing, either Party may publicly disclose information related to this Agreement or the results of such Party's activities performed under this Agreement that was previously disclosed in accordance with this Section 8.9 or as otherwise permitted under this Article 8 without obtaining the other Party's consent. Either Party may issue a full translation of a press release or public announcement to be issued by the other Party or the press release as it is issued by the other Party at the same time or subsequent to such initial disclosure by the other Party.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 9
Representations, Warranties, and
Covenants; Disclaimers; Limitation of Liability

9.1Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

9.1.1such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power, ability and authority to enter into this Agreement and to carry out the provisions hereof;
9.1.2execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized;

9.1.3this Agreement has been duly executed and delivered on behalf of such Party, the Person or Persons executing this Agreement on its behalf have been duly authorized to do so by all requisite corporate action, and this Agreement constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

9.1.4the execution, delivery and performance of this Agreement by such Party does not create a breach or default under any other agreement to which it is a party or by which it is bound, nor violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

9.1.5no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements, except as may be required to obtain Competition Law clearance and except for Regulatory Approvals including BLA Approvals obtained in accordance with this Agreement;

9.1.6all of its directors, employees, officers have executed agreements requiring assignment to such Party of all Inventions, whether or not patentable, made during the course of and as a result of their association with such Party and obligating each such directors, employee, officer to maintain as confidential the Confidential Information of such Party; and

9.1.7to the Knowledge of FATE or its Affiliates in case of FATE, or to the Knowledge of ONO in case of ONO or its Affiliates, neither such Party or its Affiliates, nor any of their respective directors, employees, officers, consultants or Third Party contractors who have rendered services relating to the Collaboration Candidates or Collaboration Products: (a) has ever been debarred or is subject or debarment or convicted of a crime for which an entity or person could be debarred by the FDA under 21 U.S.C. Section 335a (or subject to a similar sanction of EMA or JMHW or equivalent in the Territory) or (b) has ever been under indictment for a crime for which a person or entity could be so debarred.

9.2Additional Representations and Warranties of FATE. FATE hereby represents and warrants to ONO, as of the Effective Date, that:

9.2.1FATE (or its Affiliates) Controls the FATE Patents set forth on Exhibit 1.48 (FATE Patents) and FATE Know-How and has the right to grant the licenses to ONO under the FATE Intellectual Property as set forth in Section 5.1 (Licenses to ONO);

9.2.2FATE has been granted a license or sublicense with the rights to sublicense to ONO as set forth herein and for ONO to further sublicense to ONO's Sublicensees in accordance with the terms of this Agreement under the FATE Patents identified on Exhibit 1.48 (FATE Patents) as owned by Third Parties under the Existing Agreement;

9.2.3to the Knowledge of FATE or its Affiliates as of the Effective Date, [***]

9.2.4to the Knowledge of FATE or its Affiliates, there is no pending litigation, and FATE and its Affiliates have not received any written notice from any Third Party, that alleges that the FATE Patents set forth on Exhibit 1.48 are invalid or unenforceable; to the Knowledge of FATE or its Affiliates, all inventors in FATE Patents listed on Exhibit 1.48 hereto that are owned by FATE are correctly identified in compliance with Law in the various jurisdictions, including all convention treaties, and such inventors have agreed to assign to FATE their entire rights, title and interest to and in inventions claimed in such FATE Patents and any intellectual property thereto, and no other Person has any claim of ownership or inventorship whatsoever with respect to such FATE Patents;

9.2.5to the Knowledge of FATE or its Affiliates, there is no pending litigation, and FATE and its Affiliates have not received any written notice from any Third Party, that alleges that FATE's activities with respect to Collaboration Candidates have infringed or misappropriated any intellectual property rights or confidential information of any Third Party;

9.2.6the FATE Patents are free and clear of any liens, charges and encumbrances that would adversely affect the rights granted to ONO hereunder;

9.2.7to the Knowledge of FATE or its Affiliates, (a) [***]

9.2.8all tangible information and data provided by or on behalf of FATE or its Affiliates to ONO on or before the Effective Date [***].

9.2.9FATE or its Affiliates have disclosed to ONO (a) [***] as of the Effective Date and (b) [***] as of the Effective Date, that in each case (a) and (b) [***].

9.2.10FATE and its Affiliates have not received any written notice from or been investigated by, any court or governmental body or administrative or other agency having jurisdiction over activities of FATE or its Affiliates, including Regulatory Authorities, claiming or suggesting that performance of its obligations hereunder or any other activities or business operation of FATE or its Affiliates related to the Collaboration Candidates have violated or may violate any Law, including if applicable GLP, GMP or GCP;

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9.2.11FATE and its Affiliates have conducted (and to the Knowledge of FATE or its Affiliates, each of their respective Third Party contractors and consultants have conducted), the research and development of Collaboration Candidate prior to the Effective Date [***] in each case to the extent applicable as determined by FATE using reasonable discretion, and applicable Law;

9.2.12FATE and its Affiliates have taken all commercially reasonable steps to protect, preserve and maintain the confidentiality of all confidential or non-public information included in FATE Know-How, including by disclosing such FATE Know-How to Third Parties only under appropriate terms of confidentiality and restrictions on use of such Confidential Information. To the Knowledge of FATE or its Affiliates, no material breach of such confidentiality obligations has been committed by any Third Party;

9.2.13Neither FATE nor its Affiliates, nor any of its or their respective directors, officers, employees or agents has (a) committed an act, (b) made a statement or (c) failed to act or make statement, in any case ((a), (b) or (c)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Research, Development and manufacture of Collaboration Candidate 1 or (y) could reasonably be expected to provide a basis for the FDA or any other Regulatory Authority to invoke its policy respecting "Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities", set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies, with respect to the Research, Development and manufacture of Collaboration Candidate 1;

9.2.14FATE has provided ONO with a true and complete copy of each of the Existing Agreements (except for redactions of terms not material to ONO's rights thereunder), and each Existing Agreement is in full force and effect. No written notice of default or termination has been received or given under any Existing Agreement, and to the Knowledge of FATE or its Affiliates, there is no act or omission by FATE, its Affiliates or Sublicensees (other than ONO) that would provide a right to terminate any Existing Agreement. Neither FATE nor any of its Affiliates has waived any material right under any Existing Agreement; and

9.2.15FATE and its Affiliates have not, as of the Effective Date, granted any license to any Third Party under the FATE Intellectual Property, or entered into any agreement with any Third Party that would conflict or interfere with any of the rights or licenses granted to ONO hereunder.

9.3Additional Representations and Warranties of ONO. ONO hereby represents and warrants to FATE, as of the Effective Date, that:

9.3.1ONO (or its Affiliates) Controls the ONO Patents and ONO Know-How and has the right to grant the licenses to FATE under the ONO Intellectual Property as set forth in Section 5.1 (Licenses to ONO);

9.3.2to the Knowledge of ONO or its Affiliates as of the Effective Date, [***];

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9.3.3to the Knowledge of ONO or its Affiliates, there is no pending litigation, and ONO or its Affiliates have not received any written notice from any Third Party, that alleges that the ONO Patents are invalid or unenforceable; to the Knowledge of ONO or its Affiliates, all inventors in ONO Patents that are owned by ONO are correctly identified in compliance with Law in the various jurisdictions, including all convention treaties, and all (i) inventors of the ONO Patents owned solely by ONO and (ii) inventors of the ONO Patents owned jointly by ONO that are employees of ONO, in each case (i) and (ii) have agreed to assign to ONO their entire rights, title and interest to and in inventions claimed in such ONO Patents and any intellectual property thereto, and no other Person has any claim of ownership or inventorship whatsoever with respect to such ONO Patents;

9.3.4to the Knowledge of ONO or its Affiliates, there is no pending litigation, and ONO and its Affiliates have not received any written notice from any Third Party, that alleges that ONO's activities with respect to [***] or any Antigen Binding Domains that bind such target antigens have infringed or misappropriated any intellectual property rights or confidential information of any Third Party;

9.3.5the ONO Patents are free and clear of any liens, charges and encumbrances that would adversely affect the rights granted to FATE hereunder;

9.3.6to the Knowledge of ONO or its Affiliates, [***]

9.3.7all tangible information and data provided by or on behalf of ONO or its Affiliates to FATE on or before the Effective Date are [***];

9.3.8ONO or its Affiliates have disclosed to FATE [***] as of the Effective Date [***]

9.3.9ONO and its Affiliates have not received any written notice from or been investigated by, any court or governmental body or administrative or other agency having jurisdiction over activities of ONO or its Affiliates, including Regulatory Authorities, claiming or suggesting that performance of its obligations hereunder or any other activities or business operation of ONO or its Affiliates [***] have violated or may violate any Law, including if applicable GLP, GMP or GCP;

9.3.10ONO and its Affiliates have conducted (and to the Knowledge of ONO or its Affiliates, each of their respective Third Party contractors and consultants have conducted), the research and development of Antigen Binding Domains that bind [***] prior to the Effective Date [***]

9.3.11ONO and its Affiliates have taken all commercially reasonable steps to protect, preserve and maintain the confidentiality of all confidential or non-public information included in ONO Know-How, including by disclosing such ONO Know-How to Third Parties only under appropriate terms of confidentiality and restrictions on use of such Confidential Information. To the Knowledge of ONO or its Affiliates, no material breach of such confidentiality obligations has been committed by any Third Party;

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9.3.12Neither ONO nor its Affiliates, nor any of its or their respective directors, officers, employees or agents has (a) committed an act, (b) made a statement or (c) failed to act or make statement, in any case ((a), (b) or (c)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Research, Development and manufacture of Antigen Binding Domains [***] or (y) could reasonably be expected to provide a basis for the FDA or any other Regulatory Authority to invoke its policy respecting "Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities", set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies, with respect to the Research, Development and manufacture of Antigen Binding Domains [***]; and

9.3.13ONO and its Affiliates have not, as of the Effective Date, granted any license to any Third Party under the ONO Intellectual Property, or entered into any agreement with any Third Party that would conflict or interfere with any of the rights or licenses granted to FATE hereunder.

9.4Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:

9.4.1all directors, officers, and employees of such Party or its Affiliates working under this Agreement shall be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, if any, to such Party as the sole owner thereof;

9.4.2such Party shall perform its activities pursuant to this Agreement and generate, prepare, maintain and retain all data, regulatory documentation that is required to be generated, maintained or retained in compliance with GLP, GCP, and GMP, in each case as applicable under the Laws and regulations of the country and the state and local government wherein such activities are conducted, as determined by such Party using reasonable discretion, and with respect to the care, handling and use in Research and Development activities hereunder of any non-human animals by or on behalf of such Party, shall at all times comply (and shall require compliance by any of its Third Party contractors) with all Laws, and also with the standards in the pharmaceutical industry for the research, development and commercialization of pharmaceutical products;

9.4.3such Party shall not employ (and, to the Knowledge of it or its Affiliates, shall not use any contractor or consultant that employs) any Person debarred by the FDA (or subject to a similar sanction of EMA or JMHW or equivalent in the Territory), or, to the Knowledge of it or its Affiliates, any Person who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or JMHW or equivalent in the Territory), in the conduct of its activities under this Agreement. Each Party agrees to inform the other Party in writing immediately if it or any individual or entity that is performing activities under this Agreement is debarred by the FDA (or subject to a similar sanction of EMA or JMHW or equivalent in the Territory) or is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or JMHW or equivalent in the Territory);

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9.4.4such Party shall not (a) enter into any agreement, instrument or understanding, oral or written, with any Third Party or (b) grant any license to any Third Party relating to any of the intellectual property rights it Controls, in each case (a) or (b) which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder;

9.4.5such Party shall ensure that the FATE Intellectual Property as to FATE or ONO Intellectual Property as to ONO, as the case may be, will be free and clear of liens, charges or encumbrances other than (a) licenses granted to or by Third Parties that are not inconsistent with the rights and licenses granted to the other Party hereunder or (b) any other liens, charges or encumbrances that do not affect the other Party's rights hereunder; and

9.4.6FATE shall not take any action or fail to take any action that would be reasonably likely to result in a breach of any Existing Agreement or any other agreement under which FATE receives a license for FATE Intellectual Property and ONO shall not take any action or fail to take any action that would be reasonably likely to result in a breach of any agreement under which ONO receives a license for ONO Intellectual Property. In case a Party receives from the counter party of such Existing Agreement or any other agreement, as applicable, any notice of alleged breach thereof, such Party shall immediately so notify the other Party in writing. In this case, [***].

9.5DISCLAIMERS.

9.5.1EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, FATE MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY FATE CONFIDENTIAL INFORMATION OR ANY LICENSE GRANTED BY FATE UNDER ITS INTELLECTUAL PROPERTY RIGHTS HEREUNDER, OR WITH RESPECT TO ANY ANTIGEN BINDING DOMAIN, COLLABORATION CANDIDATES OR COLLABORATION PRODUCTS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT USE OF THE FATE CONFIDENTIAL INFORMATION, OR ANY LICENSE GRANTED BY FATE UNDER ITS INTELLECTUAL PROPERTY RIGHTS, HEREUNDER DOES NOT INFRINGE ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, OR THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE FATE PATENTS ARE VALID OR ENFORCEABLE.

9.5.2EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ONO MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY ONO CONFIDENTIAL INFORMATION OR ANY LICENSE GRANTED BY ONO UNDER ITS INTELLECTUAL PROPERTY RIGHTS HEREUNDER, OR WITH RESPECT TO ANY ANTIGEN BINDING DOMAIN, COLLABORATION CANDIDATES OR COLLABORATION PRODUCTS. NOTHING IN THIS AGREEMENT

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT USE OF THE ONO CONFIDENTIAL INFORMATION, OR ANY LICENSE GRANTED BY ONO UNDER ITS INTELLECTUAL PROPERTY RIGHTS, HEREUNDER DOES NOT INFRINGE ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, OR THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE ONO PATENTS ARE VALID OR ENFORCEABLE.

9.6LIMITATION OF LIABILITY. EXCEPT FOR A BREACH OF ARTICLE 8 (CONFIDENTIALITY) OR [***]OR FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER ARTICLE 10 (INDEMNITY AND INSURANCE) OR FOR DAMAGES RESULTING FROM WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, LOSS OF OPPORTUNITIES, OR LOSS OF BUSINESS).

Article 10
Indemnity and Insurance

10.1ONO Indemnity. ONO shall indemnify, defend and hold harmless FATE and its Affiliates, and their respective officers, directors, employees, agents, Sublicensees, and their respective successors, heirs and assigns and representatives, (the "FATE Indemnitees"), from and against any and all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney's fees) or judgments, whether for money or equitable relief, of any kind brought by a Third Party ("Losses and Claims"), to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of ONO, its Affiliates, and/or its Sublicensees and its or their respective directors, officers, employees and agents, in connection with ONO's performance of its obligations or exercise of its rights under this Agreement; (b) any breach by ONO of any representation, warranty, or covenant set forth in Article 9 (Representations, Warranties, and Covenants; Disclaimers; Limitation of Liability); (c) (x) [***] (ii) the failure to comply with Laws; except in any such case for Losses and Claims to the extent reasonably attributable to any of the clause (a), (b) or (c) of Section 10.2 (FATE Indemnity).

10.2FATE Indemnity. FATE shall indemnify, defend and hold harmless ONO and its Affiliates, and their respective officers, directors, employees, agents, Sublicensees, and their respective successors, heirs and assigns and representatives (the "ONO Indemnitees"), from and against any and all Losses and Claims, to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of FATE, its Affiliates, and/or its Sublicensees and its or their respective directors, officers, employees and agents, in connection with FATE's performance of its obligations or exercise of its rights under

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

this Agreement; (b) any breach by FATE of any representation, warranty, or covenant set forth in Article 9 (Representations, Warranties, and Covenants; Disclaimers; Limitation of Liability); (c) [***] (ii) the failure to comply with Laws; except in any such case for Losses and Claims to the extent reasonably attributable to any of the clause (a), (b) or (c) of Section 10.1 (ONO Indemnity).

10.3Indemnification Procedure. A claim to which indemnification applies under Section 10.1 (ONO Indemnity) or Section 10.2 (FATE Indemnity) shall be referred to herein as an "Indemnification Claim". If any Person or Persons (collectively, the "Indemnitee") intends to claim indemnification under this Article 10 (Indemnity and Insurance), the Indemnitee shall notify the other Party (the "Indemnitor") in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 10.3 (Indemnification Procedure), above, the Indemnitee may defend the Indemnification Claim at Indemnitor's expense (subject to Sections 10.1 (ONO Indemnity) and 10.2 (FATE Indemnity)) but shall have no obligation to do so. Neither the Indemnitor nor the Indemnitee shall admit fault on behalf of the other Party without the written consent of such other Party. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee's interests (including without limitation any rights under this Agreement or the scope, exclusivity, duration or enforceability of the intellectual property or Confidential Information or Patent or other rights granted or licensed to the Indemnitee hereunder), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld, delayed or conditioned. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor's expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 8 (Confidentiality), and cause its employees to be available in a deposition, hearing or trial.

10.4Mitigation of Losses. The Indemnitee shall take all commercially reasonable steps to mitigate and otherwise reduce their Losses and Claims subject to indemnification by the other Party.

10.5FATE CDCC Territory. Notwithstanding the foregoing, during the CDCC Term, the Parties shall [***] all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney's fees) and judgments arising out of

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Third Party claims, suits and proceedings, to the extent arising out of or relating to, directly or indirectly, [***] by or for either Party or any of their respective Affiliates, Sublicensees, agents and contractors; except in any such case for Losses and Claims to the extent covered under Section 10.1 (ONO Indemnity) or Section 10.2 (FATE Indemnity), where the applicable indemnification obligations shall continue to apply. With respect to the damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney's fees) and judgments arising out of Third Party claims, suits and proceedings, [***] Section 10.1 (ONO Indemnity) or Section 10.2 (FATE Indemnity) shall apply.

10.6Insurance.

10.6.1By ONO. ONO shall acquire and maintain, at its own expense, insurance or self- insurance, as reasonably necessary to cover its own product liability and its obligations under this Agreement. Within [***] days following written request from FATE, ONO shall furnish to FATE a certificate of insurance evidencing such coverage.

10.6.2By FATE. FATE shall, beginning on the Effective Date, maintain at all times thereafter during the Term, and for [***] after termination or expiration of this Agreement, commercial general liability insurance from a recognized, creditworthy insurance company, on an "occurrence basis" which includes contractual liability coverage; and upon initiation of the first Clinical Trial of a Collaboration Product, product liability insurance, on a "claims-made basis" with coverage limits of at least [***] Dollars ($[***]) per claim and annual aggregate, where such coverage limits shall be increased to at least [***] Dollars ($[***]) before FATE initiates the First Commercial Sale of any Collaboration Product. Within [***] days following written request from ONO, FATE shall furnish to ONO a certificate of insurance evidencing such coverage. In the case of a material modification or cancellation of such coverage, FATE shall promptly provide ONO with a new certificate of insurance evidencing that FATE's coverage meets the requirements of this Section 10.6.2.

Article 11
Term and Termination

11.1Term; Expiration. This Agreement shall become effective as of the Effective Date and shall continue in full force and effect until expiration as described in this Section 11.1 (Term; Expiration), unless earlier terminated pursuant to Section 11.2 (Termination for Cause), [***], Section 11.4 (Termination for Insolvency), or Section 11.5 (Termination for Patent Challenge) (the "Term"), and shall expire as follows:

11.1.1on a Collaboration Product-by-Collaboration Product and country-by-country basis, on the date of expiration of all royalty payment obligations of the applicable Party(ies) under this Agreement with respect to each Collaboration Product in each country, as applicable (which, for clarity, will continue for [***] in any country in the [***] Territory for so long as such product is being sold in such country during the CDCC Term for such country); or

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

11.1.2in its entirety upon the expiration of all payment obligations under this Agreement with respect to all Collaboration Products in all countries in the Territory.

Upon the expiration of this Agreement pursuant to this Section 11.1 on a Collaboration Product- by-Collaboration Product and country-by-country basis, the licenses granted by FATE to ONO under Section 5.1.2 (Licenses upon Exercise of ONO Option [***]) or Section 5.1.3 (Licenses upon Exercise of ONO Option [***]), as applicable, shall become fully paid-up, irrevocable and perpetual, and ONO may continue to Research, Develop and Commercialize the relevant Collaboration Product without owing any milestone or royalty payment to FATE.

11.2Termination for Cause.

11.2.1Material Breach. Either Party (the "Non-breaching Party") may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in its entirety, or terminate this Agreement as to any specific one or more Collaboration Candidates or Collaboration Products that are affected by a material breach, as it shall determine in its sole discretion, in the event the other Party (the "Breaching Party") has materially breached this Agreement, and such breach has continued for [***] days (the "Cure Period") after written notice thereof is provided to the Breaching Party by the Non-breaching Party describing the alleged material breach in sufficient detail to put the Breaching Party on notice. Notwithstanding the foregoing, the Cure Period in connection with a material breach of Article 6 (Financial Terms) shall be [***] days. Any termination by the Non-breaching Party as to any specific Collaboration Candidates or Collaboration Products that are affected by a material breach pursuant to this Section 11.2.1 shall not affect the Breaching Party's rights to be exercised and obligations to be performed under this Agreement as to Collaboration Candidates and Collaboration Products other than such terminated Collaboration Candidates or Collaboration Products.

11.2.2Cure Period. Any termination of this Agreement under this Section 11.2 shall become effective at the end of the Cure Period, unless the Breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the Non-breaching Party's right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-breaching Party a written plan that is reasonably calculated to effect a cure and such plan is acceptable to the Non-breaching Party, and the Breaching Party commits to and does carry out such plan as provided to the Non-breaching Party. The right of either Party to terminate this Agreement, or as to all Collaboration Candidates or Collaboration Products to which such material breach relates, as provided for in this Section 11.2, shall not be affected in any way by such Party's waiver or failure to take action with respect to any previous default.

11.2.3Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that disputes that there has been a material breach may contest the allegation in accordance with Section 12.3 (Arbitration). It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

all of their respective obligations under this Agreement. Any payments that are made by one Party to the other Party pursuant to this Agreement pending resolution of the dispute shall be promptly refunded if the arbitrator determines pursuant to Section 12.3 (Arbitration) that such payments are to be refunded by one Party to the other Party.

11.3[***]. This Agreement may be terminated as follows:

11.3.1[***]

11.3.2[***]

11.3.3This Agreement will terminate on a Collaboration Candidate-by-Collaboration Candidate basis, if ONO does not exercise its ONO Option with respect to a specific Collaboration Candidate within the relevant ONO Option Period therefor, upon the expiration of such ONO Option Period;

11.3.4This Agreement will terminate in its entirety if ONO does not exercise any of its ONO Options within the respective ONO Option Periods therefor, upon the last to expire ONO Option Period; or

11.3.5This Agreement will terminate with respect to Collaboration Candidate 2 and Collaboration Product 2 if (a) [***] (or the end of any extended period that is mutually agreed by the Parties); (b) the Parties [***] pursuant to [***]; and (c) [***].

11.4Termination for Insolvency. Either Party may terminate this Agreement, if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such other Party consents to the involuntary bankruptcy or such petition is not dismissed within [***] days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. All rights and licenses granted under or pursuant to any Section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code or any foreign equivalent thereof (the "Bankruptcy Code") licenses of rights to "intellectual property" as defined in Section 101 (56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights, licenses and elections granted herein under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

11.5Termination for Patent Challenge.  [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

11.6Consequences of Termination. All of the following effects of termination are in addition to the other rights and remedies that may be available to the Parties at law or in equity. If this Agreement is terminated with respect to one or more Collaboration Candidates or Collaboration Products but not in its entirety, such effects will apply only to the terminated Collaboration Candidates or Collaboration Products.

11.6.1[***]. In the event of (i) termination of this Agreement pursuant to [***]; or (ii) [***]:

(a)(i) Subject to Section 11.6.1(e), upon ONO providing, or receiving from FATE, as applicable, termination notice, ONO shall responsibly wind-down any on-going Research, Development or Commercialization of terminated Collaboration Candidates or Collaboration Products at its sole cost, (ii) notwithstanding anything contained in this Agreement to the contrary, upon termination of this Agreement, all rights (including without limitation all ONO Options) and licenses granted herein to ONO with respect to Collaboration Candidates and Collaboration Products (if ONO has exercised any ONO Options) for which this Agreement is terminated shall terminate, and ONO shall immediately cease any and all Research, Development, and Commercialization activities with respect to the terminated Collaboration Candidates and Collaboration Products, subject to sub-section (d) and (e) below;
(b)all payment obligations hereunder with respect to the terminated Collaboration Candidates and Collaboration Products shall terminate, other than those that are accrued and unpaid as of the effective date of such termination;

(c)the terminated Collaboration Candidates and Collaboration Products shall be deemed to be FATE Cell Therapies, and FATE shall have the right, in its sole discretion, to research, develop and commercialize the applicable FATE Cell Therapies, alone or with or through any Affiliate or Third Party;

(d)the license set forth in Section 5.3.1 (Enabling License) shall survive with respect to the terminated Collaboration Candidates and Collaboration Products and become perpetual. In addition, ONO hereby grants to FATE, effective upon such termination, a non- exclusive, non-transferable (except as provided in Section 13.4 (Assignment)), perpetual license (or sublicense, as applicable) in the terminated Territory, with the right to grant sublicenses through multiple tiers, under the ONO Intellectual Property [***] solely to research, make, have made, use, sell, offer to sell, promote, distribute, import, export, label, package and otherwise develop and commercialize such FATE Cell Therapy, including through the use of Third Party contractors. Such license shall be royalty-bearing as and to the extent provided in sub-section (j) below;

(e)if ONO is conducting a Clinical Trial of any terminated Collaboration Product at the effective date of termination, then at FATE's discretion but under consultation with ONO, ONO will either:  [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(f)ONO shall promptly (i) transfer to FATE, at FATE's request and at no cost to FATE, any and all Know-How pertaining to the applicable FATE Cell Therapy in its possession that is necessary or useful for FATE's research, development or commercialization of the applicable FATE Cell Therapy in the ONO Territory (including the FATE CDCC Territory), including copies of all Clinical Trial data and results, (ii) assign to FATE all agreements with Third Parties relating solely and exclusively to the Development, promotion, distribution, sale or use of such FATE Cell Therapy, to the extent permitted under such agreements, subject to any required consents of such Third Party, and (iii) [***] provide FATE with the benefit of such agreements. In addition, ONO shall have the right to transfer to FATE Materials, Collaboration Candidates and Collaboration Products in its possession at the price [***];

(g)ONO shall otherwise cooperate with FATE to provide a smooth transfer of the Know-How, data, information, and Materials necessary or useful for FATE's research, development or commercialization of the applicable FATE Cell Therapy in the ONO Territory (including the FATE CDCC Territory), such transfer to be completed within [***] days after such termination becomes effective, and shall promptly, at FATE's election, return to FATE or destroy, and provide written certification of such destruction, all data and Materials transferred by FATE to ONO under this Agreement with respect to the terminated Collaboration Candidates and Collaboration Products;

(h)ONO shall assign to all FATE rights in and to any and all trademarks that ONO has used, or registered for use for the applicable FATE Cell Therapy that is the subject of termination pursuant to this Section 11.6.2 in the terminated country in the ONO Territory (including the FATE CDCC Territory) (but not any ONO house marks or any trademark containing the word "ONO" owned by ONO);

(i)ONO shall promptly assign to FATE any and all Regulatory Filings and Marketing Approvals related to the applicable FATE Cell Therapy that is the subject of termination pursuant to this Section 11.6.2 in the terminated country in the ONO Territory (including the FATE CDCC Territory) that are held or controlled by or under authority of ONO or its Affiliates or Sublicensees as of the effective date of termination, and shall take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights under such Regulatory Filings and Marketing Approvals to FATE. ONO shall cause each of its Sublicensees to transfer any such Regulatory Filings and Marketing Approvals to FATE. If applicable Law prevents or delays the transfer of ownership of any Regulatory Filing or Marketing Approvals to FATE, ONO shall grant, and does hereby grant, to FATE an exclusive and irrevocable right of access and reference to such Regulatory Filing and Marketing Approvals for the applicable FATE Cell Therapy, and shall cooperate fully to make the benefits of such Regulatory Filings and Marketing Approvals available to FATE or its designee(s). Within [***] days after the effective date of termination, ONO shall provide to FATE copies of all such Regulatory Filings and Marketing Approvals. FATE shall be free to use and disclose such Regulatory Filings, Marketing Approvals and data therein solely in connection with the exercise of its rights and licenses under this Agreement;

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(j)in consideration for the rights granted to FATE with respect to the applicable FATE Cell Therapy pursuant to this Section 11.6.1, FATE shall pay to ONO milestones on the achievement of the applicable development event or royalties on Net Sales of FATE Cell Therapy as follows, and any applicable definitions from Article 1 and Article 6, shall apply to such payments, mutatis mutandis:

(i)for FATE Cell Therapy containing [***]

(ii)for FATE Cell Therapy containing [***]

(iii)for FATE Cell Therapy containing [***]

(iv)for FATE Cell Therapy containing [***]

(v)for FATE Cell Therapy containing [***]

(vi)Upon the expiration of all such payment obligations on a Fate Cell Therapy-by-Fate Cell Therapy and country-by-country basis, the licenses granted by ONO to FATE under Section 5.3.2(a) (License for Collaboration Candidates and Products) shall be fully paid-up, perpetual and irrevocable for the applicable FATE Cell Therapy in the applicable country, and FATE may continue to research, develop or commercialize the relevant FATE Cell Therapy in such country without owing any milestone or royalty payment to ONO;

(k)within [***] days after the effective date of termination of this Agreement, ONO shall destroy all Confidential Information of FATE that are in ONO's or its Affiliates' possession, and provide written certification of such destruction, or prepare such tangible items of Confidential Information for shipment to FATE, as FATE may direct, at FATE's expense; provided that ONO may retain one (1) copy of such Confidential Information for its legal archives; and

(l)if this Agreement is terminated by FATE pursuant to Section 11.2 (Termination for Cause) or Section 11.5 (Termination for Patent Challenge), then notwithstanding anything to the contrary herein, ONO’s obligations under [***].

11.6.2[***]. In the event of termination of this Agreement [***]:

(a)ONO shall elect, in its termination notice to FATE, either (i) [***] or (ii) for the following effects of termination to apply:

(b)all licenses granted to ONO with respect to any terminated Collaboration Product for which ONO previously exercised its ONO Option in accordance with Section 2.4.3 (Option Exercise) shall continue in full force in accordance with the terms and conditions of this Agreement, and such terminated Collaboration Product will not become a FATE Cell Therapy;

(c)if this Agreement is terminated by ONO pursuant to Section 11.2 (Termination for Cause) for FATE's uncured material breach (other than breach of Article 3 (Manufacturing and Supply), the consequences of which will be set forth in the Supply

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Agreements) during the Research Term with respect to a Collaboration Candidate, and ONO elects Section 11.6.2(a)(ii), then (i) [***] and (ii) [***]

(d)if this Agreement is terminated by ONO pursuant to Section 11.2 (Termination for Cause) for FATE's uncured material breach (other than breach of Article 3 (Manufacturing and Supply), the consequences of which will be set forth in the Supply Agreements) with respect to a Collaboration Product subsequent to the Exercise Date of such Collaboration Product, and ONO elects Section 11.6.2(a)(ii), then [***]

(e)all ONO Options that are pending as of the effective date of such termination by ONO shall continue under their terms in Section 2.4.1 (Exclusive Option Right), ONO shall have the right to exercise any ONO Options that are so pending, and at ONO's request, FATE shall continue to conduct the Research and Development activities allocated to FATE under the Joint Development Plan during the Research Term, [***]. If ONO exercises any such ONO Option, all licenses to be granted to ONO with respect to a Collaboration Candidate and the relevant Collaboration Product for which ONO exercises its ONO Option under Section 2.4.3 (Option Exercise) shall continue in full force, subject to the terms and conditions of this Agreement including Sections 11.6.2(c) and (d) above, and FATE shall continue to manufacture such Collaboration Candidate and Collaboration Product under the Supply Agreements;

(f)FATE shall promptly return to ONO all data and Materials transferred by ONO to FATE under this Agreement with respect to the terminated Collaboration Candidates and Collaboration Products, except for any data and Materials to which FATE retains a license pursuant to sub-section (h) below;

(g)Article 3 (Manufacture and Supply), Article 6 (Financial Terms) and Article 7 (Intellectual Property) shall survive unless otherwise expressly provided in this Agreement;

(h)if the termination is with respect to [***] or [***], or the Agreement in its entirety, then the CDCC Term shall terminate, and FATE shall immediately cease any and all clinical Development and Commercialization activities with respect to [***] and [***] in the [***] Territory. FATE will continue to manufacture such [***] and [***] under the Supply Agreements, and shall conduct all activities necessary to transfer all responsibilities of FATE with respect to the Development and Commercialization (but not manufacture) of terminated [***] to ONO, which may include assigning Regulatory Filings and Third Party contracts from FATE to ONO, [***]

(i)this Agreement is terminated by ONO pursuant to Section 11.2 (Termination for Cause) or Section 11.5 (Termination for Patent Challenge), then notwithstanding anything to the contrary herein, FATE’s obligations under [***]; and

(j)FATE shall assign to ONO rights in and to any and all trademarks that FATE has used, or registered for use for the Collaboration Product that is the subject of

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

termination pursuant to this Section 11.6.2 in the terminated country (but not any FATE house marks or any trademark containing the word "FATE" owned by FATE).

11.7Public Disclosure of Termination. In the event of termination of this Agreement for any reason, the Parties shall cooperate in good faith to coordinate public disclosure of such termination and the reasons therefor, and shall not, except to the extent required by applicable Law or the rules of a recognized stock exchange, disclose such information without the prior approval of the other Party, such approval not to be unreasonably withheld, conditioned or delayed. To the extent possible under the situation, the Party desiring to make such public disclosure shall provide the other Party with a draft of any such public disclosure it intends to issue [***] Business Days in advance and with the opportunity to review and comment on such statement, it being understood that if the other Party does not notify the desiring Party in writing within such [***] Business Day period (or such shorter period if required by applicable Law or and the rules of a recognized stock exchange and, in each case as notified to the other Party in writing) of any reasonable objections, such disclosure shall be deemed approved, and in any event the Parties shall work diligently and reasonably to agree on the text of any such proposed disclosure in an expeditious manner. The principles to be observed in such disclosures shall be accuracy, compliance with applicable Law and regulatory guidance documents, reasonable sensitivity to potential negative reactions to such news and the need to keep investors and others informed regarding the Parties' business and other activities. Accordingly in such situation, the other Party shall not withhold, condition or delay its approval of a proposed disclosure that complies with such principles.

11.8Survival. Unless otherwise expressly provided herein, the following provisions shall survive termination or expiration of this Agreement in its entirety, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Article 1 (Definitions), Article 6 (Financial Terms) (solely with respect to unpaid payments that have accrued prior to the effective date of such termination or expiration, except as otherwise provided in this Article 11), Article 7 (Intellectual Property), Article 8 (Confidentiality) (for the period set forth in Section 8.1), Article 10 (Indemnity and Insurance), Article 12 (Dispute Resolution), Section 2.2.3(d) (Subcontracting), Section 5.3.2(a) (License for Collaboration Candidates and Products, subsection (a)), [***], Section 5.8.1 (No Implied Licenses, Retained Rights), [***], Section 9.5 (DISCLAIMERS), Section 9.6 (LIMITATION OF LIABILITY), Section 11.6 (Consequences of Termination), Section 11.7 (Public Disclosure of Termination), Section 11.8 (Survival), Section 13.1(Severability), Section 13.2 (Notices), Section 13.4.1 (Assignment), Section 13.4.2 (Assignment), Section 13.4.4 (Assignment), Section 13.6 (Waivers), Section 13.7 (Governing Law), Section 13.8 (Relationship of the Parties), Section 13.9 (Third Party Beneficiary), Section 13.10 (Entire Agreement; Amendment; Exhibit), Section 13.11 (Exports), Section 13.12 (Interpretation; Headings), Section 13.14 (Performance by Affiliates), and Section 13.16 (Counterparts; Electronic Delivery). Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Article 12 (Dispute Resolution), with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation. All other rights, licenses and obligations shall terminate upon expiration of this Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 12
Dispute Resolution

12.1Exclusive Dispute Resolution Mechanism. The Parties agree that, except as expressly set forth in Section 4.1.8 (Decision-Making; Limitations on JSC) with respect to certain disputes at the JSC that are not subject to arbitration under Section 12.3 (Arbitration), the procedures set forth in this Article 12 (Dispute Resolution) shall be the exclusive mechanism for resolving any dispute, controversy, or claim between the Parties that may arise from time to time pursuant to, arising out of or in connection with this Agreement, including but not limited to any Party's rights and/or obligations hereunder or any questions regarding the formation, existence, validity, enforceability, performance, interpretation, tort, breach or termination hereof (collectively, "Disputes") that cannot be resolved through good faith negotiation between the Parties.

12.2Resolution by Executive Officers. Except as otherwise provided in this Agreement, in the event of any Dispute, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves through the JSC. In the event that such Dispute is not resolved through the JSC within [***] days of its reference to the JSC, either Party may, by written notice to the other Party, refer the Dispute to the other Party for attempted resolution by good faith negotiation between the Executive Officers within [***] days after such notice is received. Except as set forth in Sections 12.4 (Preliminary Injunctions) and 12.5 (Patent Disputes), and except with respect to the matters for which a Party has final decision- making authority or that are not subject to Section 12.3 (Arbitration) as set forth in Section 4.1.8 (Decision-Making; Limitations on JSC), if any Dispute is not resolved by the Executive Officers within the above [***] period, each Party may, in its sole discretion, seek resolution of such Dispute in accordance with Section 12.3 (Arbitration), and each Party hereby expressly waives its right to seek resolution of such Dispute in a court of competent jurisdiction.

12.3Arbitration.

12.3.1Subject to Section 12.2 (Resolution by Executive Officers), Disputes that are not resolved by the Executive Officers in accordance with Section 12.2 (Resolution by Executive Officers) shall be finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce ("ICC Rules") in force on the date on which the notice of arbitration is submitted in accordance with the ICC Rules.

12.3.2Each Party shall nominate one (1) arbitrator, and the two (2) Party-nominated arbitrators shall nominate a third arbitrator, who shall act as a chairperson, each with relevant industry or legal experience, to constitute a panel of three (3) arbitrators to conduct the arbitration in accordance with the ICC Rules. The Emergency Arbitrator Provisions and the Expedited Procedure Provisions described in the ICC Rules shall not apply.

12.3.3The place of arbitration shall be [***] if such arbitration is demanded by ONO, and [***] if demanded by FATE, and the language used in any such proceeding (including the testimony) shall be English. Any written evidence to be submitted to the panel originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy or electric data or source thereof only in the case required so by the panel, at the cost of the Party providing such evidence, subject to the arbitrators' award under sub-section (g) below.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

12.3.4In such arbitration the governing law to be applied is as described in Section 13.7 (Governing Law). The International Bar Association Rules on the Taking of Evidence in International Commercial Arbitration shall govern the taking of evidence in any such proceeding, it being the intent of the Parties to enable a reasonable and practicable amount of discovery in any such proceeding.

12.3.5The Parties acknowledge that they desire for any arbitration to be conducted in an efficient, speedy and economical manner. The Parties shall use good faith efforts to complete arbitration under this Section 12.3 (Arbitration) [***]. In order to effectuate this desire, the arbitrators shall establish procedures reasonably directed to facilitating such goals and completing such arbitration [***].

12.3.6The decision or award of the arbitrators shall be final, binding, and incontestable and may be used as a basis for judgment thereon in any jurisdiction, and may be entered in any court having jurisdiction thereof. To the full extent permissible under Laws, the Parties hereby expressly agree to waive the right to appeal from the decision of the arbitrators, and agree that there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrators, and the Parties shall not dispute nor question the validity of such decision or award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the Party in whose favor the decision or award is rendered, except in the case of fraud. The arbitrators shall, upon the request of any Party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Parties. Without limiting any other remedies that may be available under Laws, the arbitrators shall have no authority to award punitive, special, consequential, or any other similar form of damages.

12.3.7Each Party shall bear [***], and the Parties shall [***]; provided, however, that the arbitrators may exercise discretion to award arbitration costs and translation costs, excluding attorney's fees, to the prevailing Party.

12.4Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

12.5Patent Disputes. Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any patent in a country within the Territory shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such country.

12.6Confidentiality. Any and all activities conducted under Sections 12.1 (Exclusive Dispute Resolution Mechanism) through 12.3 (Arbitration), including without limitation any and all proceedings and decisions of arbitrator(s) under Section 12.3 (Arbitration), shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 8 (Confidentiality).

12.7[***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Article 13
Miscellaneous

13.1Severability. If any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid, illegal or unenforceable provision with a valid, legal and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

13.2Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or overnight courier with tracking capabilities or (b) mailed postage prepaid by first class, registered or certified mail addressed as set forth below unless changed by notice so given:

If to ONO:

Ono Pharmaceutical Co., Ltd. Minase Research Institute
1-1, Sakurai 3-chome, Shimamoto-cho, Mishima-gun, Osaka 618-8585, Japan

Attention: [***]

With a copy to:

Ono Pharmaceutical Co., Ltd.
8-2, Kyutaromachi 1-chome
Chuo-ku, Osaka, Osaka 541-8564, Japan

Attention: [***]

If to FATE:

Fate Therapeutics, Inc.
3535 General Atomics Court
Suite 200
San Diego, California 92121

Attention: Chief Executive Officer

Any such notice shall be deemed given (a) on the date received if delivered in accordance with Section 13.2(a), or (b) five (5) Business Days after mailing if mailed in accordance with Section 13.2(b). A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the Party's notices in accordance with this Section 13.2 (Notices). It is understood and agreed that this Section 13.2 does not intend to

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

govern day-to-day business communications necessary between the Parties in performing their duties under the terms hereof.

13.3Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including without limitation, acts of God, fires, typhoon, floods, earthquakes, tsunami, embargoes, acts of war (whether war be declared or not), terrorism, strikes, lockouts, or other civil unrest, or omissions or delays in acting by any governmental authority ("Force Majeure"); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the commercially reasonable dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

13.4Assignment.

13.4.1Neither this Agreement nor any right or obligation of a Party hereunder may be assigned or transferred by either Party, in whole or in part, without the consent of the other Party, which shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, either Party may, without the consent of the other Party, assign or transfer all of its rights and obligations hereunder to an Affiliate or to a Successor by reason of merger or consolidation or sale of all or substantially all of the assets of such Party relating to the Collaboration Candidates or Collaboration Products; provided however, that (a) such assignment or transfer includes, without limitation, all rights and obligations under this Agreement, (b) such Successor or Affiliate shall have agreed in writing, as of the date of such assignment or transfer, to be bound by the terms of this Agreement, and to assume performance of rights and/or obligations hereof, and (c) where this Agreement is assigned or transferred to an Affiliate, the assigning or transferring Party remains responsible for the performance of this Agreement.

13.4.2Subject to Section 13.4.1, this Agreement shall inure to the benefit of and be binding on the Parties' successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, such assignees and transferees in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning or non- transferring Party shall not be required to recognize such assignment or transfer. In the event that a Party assigns or otherwise transfers this Agreement to an Affiliate of such Party, such Party hereby agrees to be jointly and severally liable with any such Affiliates for the actions of such Affiliates and for any and all amounts that become due and payable hereunder to the other Party.

13.4.3[***].

13.4.4Notwithstanding anything to the contrary in this Agreement, [***].

13.4.5[***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

13.5Further Assurances. At any time or from time-to-time on and after the Effective Date, either Party shall at the request of the other Party (a) deliver to the requesting Party such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license consistent with the provisions of this Agreement, and (c) take or cause to be taken all such actions, as the requesting Party may reasonably deem necessary or desirable in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

13.6Waivers. The failure or delay of any Party to assert a right hereunder or to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of that right or such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, or release by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term. In any event no waiver shall be effective for any purpose hereunder unless such waiver is in writing and signed by a duly authorized officer of the Party granting such waiver.

13.7Governing Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with [***] without regard to any conflicts of law provision that would result in the application of the Laws of any other country or state. The Parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

13.8Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute FATE and ONO as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

13.9Third Party Beneficiary. Except as expressly set forth herein, this Agreement is for the sole benefit of the Parties hereto and their successors and permitted assigns, and there are no express or implied third party beneficiaries hereunder except for Indemnitees specified in Article 10. Nothing in this Agreement shall be construed as giving any Person, other than the Parties and Indemnitees hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

13.10Entire Agreement; Amendment; Exhibit. This Agreement and the attached exhibits constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same, including the Prior CDAs, subject to Section 8.6 (Relationship to Confidentiality Agreement). No subsequent alteration, amendment, change or addition to this Agreement shall be valid or binding upon the Parties unless in writing and signed by the respective duly authorized officers of each of the Parties. All Exhibits and Schedules are incorporated herein by this reference

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

13.11Exports. Each Party agrees not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.

13.12Interpretation; Headings.

13.12.1Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

13.12.2             Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person's successors and assigns, (d) all references herein to Articles, Sections, Exhibits or Schedules, unless otherwise specifically provided, shall be construed to refer to Articles, Sections, Exhibits or Schedules of this Agreement and (e) the word "will" shall be construed to have the same meaning and effect as the word "shall". References to any Sections include Sections and subsections that are part of the Section (e.g., a section numbered "Section 2.2(a)" would be part of "Article 2", and references to "Section 2.2(a)" would also refer to material contained in the subsection described as "Section 2.2(a)(i)").

13.12.3Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

13.12.4Whenever any provision of this Agreement uses the term "including" (or "includes"), such term will be deemed to mean "including without limitation" (or "includes without limitation") and the term "or" is used in the inclusive sense (and/or). "Herein," "hereby," "hereunder," "hereof" and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural.

13.13Competition Law Filings. Within at least [***] Business Days of its receipt of written notice from ONO with respect to the Competition Law Filings, as applicable, in connection with (i) the exercise of the ONO Option (alone or in conjunction with the exercise of any options held by ONO) pursuant to Section 2.4.3 (Option Exercise) or (ii) the Opt-Out of FATE CDCC Territory pursuant to

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Section 2.4.4(e) (CDCC Option), at the request of the ONO, FATE will, in consultation and cooperation with ONO, file or submit, and assist ONO with any filing, submission or notification it makes, with or to any governmental entity any Competition Law Filing necessary or advisable in connection with the U.S. Federal Trade Commission (the "FTC") and the U.S. Department of Justice (the "DOJ") under the HSR Act and the appropriate governmental entity under any other applicable Competition Law. Any such Competition Law Filings made by each of ONO and FATE will be in substantial compliance with the requirements of the Competition Laws. Each of ONO and FATE will use its reasonable efforts, and cooperate with each other, to obtain as promptly as practicable all approvals, authorizations, terminations of applicable periods and clearances in connection with the Competition Law Filings, including (a) cooperating and consulting with each other and furnishing to each other or each other's counsel information and reasonable assistance as each may request in connection with the preparation of any Competition Law Filing, (b) giving the other reasonable prior notice of, and the opportunity to review and discuss in advance (including considering in good faith the views of the other), any such Competition Law Filings to be made and, to the extent reasonably practicable, of any communication with, or any responses to inquiries or requests for additional information from, the FTC, the DOJ and any other governmental entity regarding such Competition Law Filings or the transactions contemplated by the ONO Option or the Opt-Out of FATE CDCC Territory, as applicable, (c) permitting the other or the other's counsel to participate in all communications and meetings with any governmental entity to the extent not prohibited by such governmental entity and (d) subject to clauses (b) and (c) of this Section 13.13, responding as promptly as practicable to all requests of any governmental entity and providing all requested information to such governmental entity. ONO and FATE will each [***]; however, [***].

13.14Performance by Affiliates. Each Party shall always have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates (but only for so long as such entity remains an Affiliate of such Party), provided that each Party shall remain responsible for the performance of this Agreement and the compliance with the terms and conditions of this Agreement by its Affiliates and any act or omission by an Affiliate of such Party shall constitute an act or omission by such Party.

13.15Anti-Corruption. Each Party shall conduct and cause its Affiliates to conduct, and shall use Commercially Reasonable Efforts to cause its Sublicensees, contractors and consultants to conduct, all of its activities contemplated under this Agreement in accordance with all applicable Laws of the country in which such activities are conducted, as well as the US Foreign Corrupt Practices Act and the UK Bribery Act 2010. In addition, each Party shall not, shall ensure that its Affiliates do not, and shall use Commercially Reasonable Efforts to cause its Sublicensees, contractors and consultants not to, take any action that would cause the other Party to violate any applicable anti-corruption or sanctions Laws.

13.16Counterparts; Electronic Delivery. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in "portable document format" (".pdf"), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused this Collaboration and Option Agreement to be executed by their respective duly authorized officers as of the Effective Date.

FATE Therapeutics, Inc.		ONO Pharmaceutical Co., Ltd.

By:	/s/ J. Scott Wolckho	By:	/s/ Gvo Sagara

Name:	Scott Wolchko	Name:	Gyo Sagara

Title:	President & Chief Executive Officer.	Title:	President, Representative Director, and Chief Executive Officer

Exhibit 1.23

Collaboration Candidate Selection Criteria

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit 1.48

FATE Patents

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

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* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit 1.68

Joint Development Plan

[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit 1.78

Target Antigens [***]

[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit 5.6

FATE Logo

Exhibit 7.10.1

Existing Agreements

[***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit 8.9

Press Release

Fate Therapeutics Announces Strategic Collaboration with ONO Pharmaceutical to Develop Off-the-Shelf, iPSC-derived CAR-T Cell Cancer Immunotherapies

Option-based Collaboration to Develop Two CAR T-Cell Product Candidates Using Fate’s Proprietary iPSC Product Platform

San Diego, CA – September 17, 2018 – Fate Therapeutics, Inc. (NASDAQ: FATE), a clinical-stage biopharmaceutical company dedicated to the development of programmed cellular immunotherapies for cancer and immune disorders, announced today that it has entered into a collaboration with ONO Pharmaceutical Co., Ltd. for the joint development and commercialization of two off-the-shelf CAR-T cell product candidates. Using Fate Therapeutics’ proprietary induced pluripotent stem cell (iPSC) product platform, the two CAR T-cell collaboration candidates will each be derived from a clonal master iPSC line engineered to completely eliminate endogenous TCR expression, insert a chimeric antigen receptor (CAR) into the TRAC locus and incorporate other anti-tumor functionality. This transformative approach enables the cost-effective production of cell-based cancer immunotherapies that are uniformly engineered, extensively characterized and homogeneous in composition, and can be consistently and repeatedly mass produced and delivered to patients in an off-the-shelf manner.

“We are delighted to collaborate with ONO, a global leader in oncology with a long history of developing innovative breakthrough cancer drugs,” said Scott Wolchko, President and Chief Executive Officer of Fate Therapeutics. “This partnership with ONO enables Fate to further enhance its expertise in targeting solid tumors and to accelerate the global development of our pipeline of off-the-shelf, iPSC-derived CAR- T cell product candidates.”

Under the terms of the strategic option agreement, Fate Therapeutics and ONO will jointly advance each iPSC-derived CAR-T cell collaboration candidate to a pre-defined preclinical milestone. The first iPSC- derived CAR T-cell candidate targets an antigen expressed on certain lymphoblastic leukemias, and Fate Therapeutics retains global responsibility for development and commercialization with ONO having an option to assume responsibilities in Asia. The second candidate targets a novel antigen identified by ONO expressed on certain solid tumors, with ONO having an option to assume global responsibility for   further development and commercialization and Fate Therapeutics retaining the right to co-develop and co-commercialize the candidate in the United States and Europe. For both collaboration candidates, Fate Therapeutics retains manufacturing responsibilities on a global basis.

“Ono identified Fate Therapeutics as the partner of choice for the generation of off-the-shelf CAR T-cell cancer immunotherapies in our portfolio,” said Hiromu Habashita, Corporate Officer, and Executive Director of Discovery & Research of ONO. “We are excited to work with Fate Therapeutics and apply its industry-leading iPSC product platform to develop and deliver the next-generation of CAR T-cell therapies for cancer patients.”

Fate Therapeutics will receive an upfront payment and committed research funding during the preclinical option period, and is eligible to receive a preclinical option exercise fee, clinical, regulatory and commercialization milestone payments and tiered royalties on net sales by ONO in connection with the development and commercialization of each collaboration product by ONO in the ONO territory.

About Fate Therapeutics’ iPSC Product Platform

The Company’s proprietary iPSC product platform enables mass production of off-the-shelf, engineered, homogeneous cell products that can be administered in repeat doses to mediate more effective pharmacologic activity, including in combination with cycles of other cancer treatments. Human iPSCs possess the unique dual properties of unlimited self-renewal and differentiation potential into all cell types of the body. The Company’s first-of-kind approach involves engineering human iPSCs in a one-time genetic modification event, and selecting a single iPSC for maintenance as a clonal master iPSC line.

Analogous to master cell lines used to manufacture biopharmaceutical drug products such as monoclonal antibodies, clonal master iPSC lines are a renewable source for consistently and repeatedly manufacturing homogeneous cell products in quantities that support the treatment of patients in an off- the-shelf manner. Fate Therapeutics’ iPSC product platform is supported by an intellectual property portfolio of over 100 issued patents and 100 pending patent applications.

About Fate Therapeutics, Inc.

Fate Therapeutics is a clinical-stage biopharmaceutical company dedicated to the development of first- in-class cellular immunotherapies for cancer and immune disorders. The Company is pioneering the development of off-the-shelf cell therapies using its proprietary induced pluripotent stem cell (iPSC) product platform. The Company’s immuno-oncology pipeline is comprised of FATE-NK100, a donor- derived natural killer (NK) cell cancer immunotherapy that is currently being evaluated in three Phase 1 clinical trials, as well as iPSC-derived NK cell and T-cell immunotherapies, with a focus on developing augmented cell products intended to synergize with checkpoint inhibitor and monoclonal antibody therapies and to target tumor-specific antigens. The Company’s immuno-regulatory pipeline includes ProTmune™, a next-generation donor cell graft that is currently being evaluated in a Phase 2 clinical trial for the prevention of graft-versus-host disease, and a myeloid-derived suppressor cell immunotherapy for promoting immune tolerance in patients with immune disorders. Fate Therapeutics is headquartered in San Diego, CA. For more information, please visit www.fatetherapeutics.com.

Fate Therapeutics Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact, timing, conduct and the potential benefits of the collaboration, including expected funding and payments to be received by Fate Therapeutics under the collaboration, as well as the capabilities, expertise and responsibilities of each of Fate Therapeutics and ONO Pharmaceutical. These and any other forward-looking statements in this release are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with: the success, cost and timing of product development activities under the collaboration; the ability of Fate Therapeutics and ONO Pharmaceutical to obtain regulatory approval for and to commercialize any product candidates developed under the collaboration; regulatory requirements and regulatory developments; the success of competing treatments and technologies; the risk of cessation or delay of any development activities under the collaboration for a variety of reasons; any adverse effects or events, or other negative results, that may be observed in preclinical or clinical development of any product candidates developed through the collaboration; and the risk that funding and payments received by Fate Therapeutics under the collaboration may be less than expected. For a discussion of other risks and uncertainties, and other important factors, any of which could cause

Fate Therapeutics’ actual results to differ from those contained in the forward- looking statements, see the risks and uncertainties detailed in Fate Therapeutics’ periodic filings with the Securities and Exchange Commission, including but not limited to Fate Therapeutics’ most recently     filed periodic report, and from time to time in Fate Therapeutics’ press releases and other investor communications. Fate Therapeutics is providing the information in this release as of this date and, except as required by law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

Contact:

Christina Tartaglia

Stern Investor Relations, Inc. 212.362.1200

christina@sternir.com

ONO announces collaboration with Fate Therapeutics for two iPSC-derived CAR-T Therapies for Cancers

Ono Pharmaceutical Co., Ltd. (Osaka, Japan; President, Representative Director and CEO, Gyo Sagara; “ONO”) announced that it entered into a collaboration agreement with Fate Therapeutics, Inc. (San Diego, CA, USA; President & Chief Executive Officer, Scott Wolchko; “Fate”) for the joint development and commercialization of two off-the-shelf CAR-T cell product candidates for cancer.

Under the terms of the strategic option agreement, ONO will pay to Fate a one-time upfront payment and commit research funding during the preclinical option period, and ONO will also pay to Fate a preclinical option exercise fee, clinical, regulatory and commercialization milestone payments as well as tiered royalties on the net sales in the ONO’s territory.

ONO and Fate will jointly advance each iPSC-derived CAR-T cell collaboration candidate to a pre-defined preclinical milestone. The first iPSC-derived CAR T-cell candidate targets an antigen expressed on certain lymphoblastic leukemias, and Fate retains global responsibility for development and commercialization with ONO having an option to assume responsibilities in Asia. The second candidate targets a novel antigen identified by ONO expressed on certain solid tumors, with ONO having an option to assume global responsibility for further development and commercialization and Fate retaining the right to co-develop and co-commercialize the candidate in the United States and Europe. For both collaboration candidates, Fate retains manufacturing responsibilities on a global basis.

“Ono identified Fate Therapeutics as the partner of choice for the generation of off-the-shelf CAR T-cell cancer immunotherapies in our portfolio,” said Hiromu Habashita, Corporate Officer, and Executive Director of Discovery & Research of ONO. “We are excited to work with Fate Therapeutics and apply its industry-leading iPSC product platform to develop and deliver the next-generation of CAR T-cell therapies for cancer patients.”

“We are delighted to collaborate with ONO, a global leader in oncology with a long history of developing innovative breakthrough cancer drugs,” said Scott Wolchko, President and Chief Executive Officer of Fate Therapeutics. “This partnership with ONO enables Fate to further enhance its expertise in targeting solid tumors and to accelerate the global development of our pipeline of off-the-shelf, iPSC-derived CAR-T cell product candidates.”

About Fate Therapeutics’ iPSC Product Platform

The Company’s proprietary iPSC product platform enables mass production of off-the-shelf, engineered, homogeneous cell products that can be administered in repeat doses to mediate more effective pharmacologic activity, including in combination with cycles of other cancer treatments. Human iPSCs possess the unique dual properties of unlimited self-renewal and differentiation potential into all cell types of the body. The Company’s first-of-kind approach involves engineering human iPSCs in a one-time genetic modification event, and selecting a single iPSC for maintenance as a clonal master iPSC line. Analogous to master cell lines used to manufacture biopharmaceutical drug products such as monoclonal antibodies, clonal master iPSC lines are a renewable source for consistently and repeatedly manufacturing homogeneous cell products in quantities that support the treatment of patients in an off-the-shelf manner. Fate Therapeutics’ iPSC product platform is supported by an intellectual property portfolio of over 100 issued patents and 100 pending patent applications.

About Fate Therapeutics, Inc.

Fate Therapeutics is a clinical-stage biopharmaceutical company dedicated to the development of first-in-class cellular immunotherapies for cancer and immune disorders. The Company is pioneering the development of off-the-shelf cell therapies using its proprietary induced pluripotent stem cell (iPSC) product platform. The Company’s immuno-oncology pipeline is comprised of FATE-NK100, a donor-derived natural killer (NK) cell cancer immunotherapy that is currently being evaluated in three Phase 1 clinical trials, as well as iPSC-derived NK cell and T-cell immunotherapies, with a focus on developing augmented cell products intended to synergize with checkpoint inhibitor and monoclonal antibody therapies and to target tumor- specific antigens. The Company’s immuno-regulatory pipeline includes ProTmune™, a next- generation donor cell graft that is currently being evaluated in a Phase 2 clinical trial for the prevention of graft-versus-host disease, and a myeloid-derived suppressor cell immunotherapy for promoting immune tolerance in patients with immune disorders. Fate Therapeutics is headquartered in San Diego, CA. For more information, please visit www.fatetherapeutics.com.

Contact

ONO PHARMACEUTICAL CO., LTD.

Corporate Communications

public_relations@ono.co.jp